UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☐	Soliciting Material under §240.14a-12

Ritchie Bros. Auctioneers Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

Dear Fellow Shareholders,

Last year, we shared with you a message of transformation, decidedly marking the next chapter for Ritchie Bros. as we acquired IronPlanet and positioned the company to deliver a new way forward. We have made considerable progress over the past year and continue to have a clear strategy, a leading multi-channel platform poised to drive significant network effects, and a strong leadership team that is squarely focused on executing our priorities. We continue to be inspired by our noble purpose of MOVE, BUILD, GROW. Every day our team members are proudly committed to growing our business and delighting our customers. We consider ourselves enablers of commerce — by selling equipment, we help farmers grow, truckers move product and contractors build the world.

By any measure, we are proud of what we have been able to accomplish in 2018 — less than two years since the acquisition of IronPlanet. In 2018, we grew our overall gross transaction value (“GTV”), revenues, and net income despite continued unprecedented equipment supply challenges. It was an important year for the Company as we demonstrated our ability to execute and deliver growth in very tough market conditions while executing complex elements of our IronPlanet integration. We accomplished a great deal in 2018 and it was also a pivotal year in our future and long-term growth of Ritchie Bros. as we bolstered our solutions line up with the pioneering platforms of Marketplace-E and RB Asset Solutions while meaningfully expanding our Government business; further solidifying our business model as one that is moving beyond auctions and durably different in the marketplace.

We continue to be very excited about the future of this great Company. We have never been in a better position to grow our Company and create value for our customers and shareholders. 2019 will be another important year for the Company. We will look to fully leverage our diverse portfolio of brands and solutions and focus on our agenda of scaling our business, new customer acquisition and profitable growth through sales execution.

On May 7, 2019, Ritchie Bros. Auctioneers will host its Annual and Special Meeting of Shareholders in Vancouver. We invite all registered shareholders to attend the meeting, which will be held at its headquarters at 9500 Glenlyon Parkway, Burnaby B.C. at 11:00 am Pacific Daylight Time. During the meeting, we will provide a brief review of our 2018 achievements and our growth strategy, conduct the official business of the meeting, and welcome questions from registered shareholders.

The attached Notice of Annual and Special Shareholders Meeting and Proxy Statement contain details of the business to be conducted at the meeting. Whether or not you attend the meeting in person, it is important your shares be represented and voted. We encourage you to read the accompanying proxy statement as it contains important information about the meeting, who is eligible to vote, how to vote, the nominated directors, our governance practices and compensation of executives and directors.

On behalf of the Board of Directors and Company management, we thank you for your continued investment in Ritchie Bros. Auctioneers and look forward to serving you in the future.

Sincerely,

Beverley Briscoe Chair of the Board Ritchie Bros. Auctioneers Incorporated	Ravi Saligram Director and Chief Executive Officer Ritchie Bros. Auctioneers Incorporated

March 27, 2019

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

NOTICE OF ANNUAL AND
SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting (the “Meeting”) of the shareholders of RITCHIE BROS. AUCTIONEERS INCORPORATED (the “Company”) will be held at 9500 Glenlyon Parkway, Burnaby, British Columbia, Canada, on May 7, 2019 at 11:00 a.m. (Pacific Daylight Time), for the following purposes:

1.	to receive the financial statements of the Company for the financial year ended December 31, 2018 and the report of the auditors thereon;
2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;
3.	to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;
4.	to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution accepting the Company’s approach to executive compensation, as more particularly described in the accompanying proxy statement;
5.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan to increase the maximum number of common shares of the Company reserved for issuance under the plan by an additional 5,200,000 common shares, the full text of which resolution is set out in the accompanying proxy statement;
6.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve Amendment No. 2 to the Company’s Senior Executive Performance Share Unit Plan (the “Executive PSU Plan”) to increase the maximum aggregate number of common shares of the Company reserved for issuance under the Executive PSU Plan and the Company’s Employee Performance Share Unit Plan (the “Employee PSU Plan” and together with the Executive PSU Plan, the “PSU Plans”) by an additional 1,300,000 common shares, the full text of which resolution is set out in the accompanying proxy statement;
7.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve Amendment No. 2 to the Employee PSU Plan to increase the maximum aggregate number of common shares of the Company reserved for issuance under the PSU Plans by an additional 1,300,000 common shares, the full text of which resolution is set out in the accompanying proxy statement;
8.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve Amendment No. 1 to the Company’s Amended and Restated Senior Executive Restricted Share Unit Plan (the “Executive RSU Plan”) to increase the maximum aggregate number of common shares of the Company reserved for issuance under the Executive RSU Plan and the Company’s Amended and Restated Employee Restricted Share Unit Plan (the

“Employee RSU Plan” and together with the Executive RSU Plan, the “RSU Plans”) by an additional 500,000 common shares, the full text of which resolution is set out in the accompanying proxy statement;
9.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve Amendment No. 1 to the Employee RSU Plan to increase the maximum aggregate number of common shares of the Company reserved for issuance under the RSU Plans by an additional 500,000 common shares, the full text of which resolution is set out in the accompanying proxy statement;
10.	to consider and, if deemed advisable, to pass an ordinary resolution to ratify, confirm and approve the Company’s Amended and Restated Shareholder Rights Plan dated as of February 27, 2019 between the Company and Computershare Investor Services Inc., the full text of which resolution is set out in the accompanying proxy statement; and
11.	to transact such other business as may properly be brought before the Meeting.

Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.

The directors of the Company have fixed the close of business on March 13, 2019 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 13, 2019 will be entitled to vote, in person or by proxy, at the Meeting.

Whether or not you are able to attend personally, it is important that your shares be represented and voted at the meeting. Even if you plan to attend the meeting, we urge you to vote your shares either by Internet, telephone or mail as promptly as possible so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Meeting. If you received paper copies of our proxy materials, instructions on the three ways to vote your shares can be found on the enclosed proxy form. Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:00 a.m. Pacific Daylight Time on May 3, 2019. To be effective, forms of proxy sent by mail must be received by Computershare Trust Company of Canada, Attention: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof.

All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.

DATED at Vancouver, British Columbia, as of this 27th day of March, 2019.

By Order of the Board of Directors

Darren Watt
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2019

The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended
December 31, 2018 are available at www.rbauction.com/investors.

RITCHIE BROS. AUCTIONEERS INCORPORATED

PROXY STATEMENT

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PROXY STATEMENT
FOR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2019

The Annual and Special Meeting of Shareholders (the “Meeting”) of Ritchie Bros. Auctioneers Incorporated (the “Company”) will be held on May 7, 2019 at 9500 Glenlyon Parkway, Burnaby, British Columbia, Canada at 11:00 a.m. (Pacific Daylight Time). On or about March 27, 2019, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting, we anticipate that we will begin mailing to each shareholder entitled to vote at the meeting either (1) a Notice of Internet Availability of Proxy Materials or (2) this Proxy Statement, Notice of Annual and Special Meeting of Shareholders and the form of proxy.

We are providing proxy materials to our shareholders primarily via a Notice of Internet Availability of Proxy Materials instead of mailing printed copies of these materials to each shareholder. The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online, by telephone or by mail. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials and this Proxy Statement.

You are invited to attend the Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” —  in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.

You can vote your shares by internet, telephone or mail, or if you hold your shares in “street name”, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.

Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to Ritchie Bros. Auctioneers Incorporated. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 15, 2019.

If you need directions to attend the meeting and vote in person, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement.

Annual and Special Meeting of Shareholders

Time and Date:	May 7, 2019 at 11:00 a.m., Pacific Daylight Time
Place:	9500 Glenlyon Parkway, Burnaby, British Columbia
Record Date:	March 13, 2019
Mailing Date:	On or about March 27, 2019

Voting Matters and Board Recommendations

Matter	Page	Board’s Recommendation
Election of eight directors	10	FOR each nominee
Appointment of Ernst & Young LLP as auditors of the Company until the next annual meeting	44	FOR
Advisory Vote to Approve Executive Compensation	46	FOR
Approval of Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan	107	FOR
Approval of Amendment No. 2 to the Company’s Executive PSU Plan	116	FOR
Approval of Amendment No. 2 to the Company’s Employee PSU Plan	121	FOR
Approval of Amendment No. 1 to the Company’s Executive RSU Plan	123	FOR
Approval of Amendment No. 1 to the Company’s Employee RSU Plan	127	FOR
Confirmation and Approval of the Company’s Amended and Restated Shareholder Rights Plan	128	FOR

Questions and Answers About the Meeting, Proxy Materials and Voting

Why am I receiving this Proxy Statement?

The Company is providing the Notice of Annual and Special Meeting of Shareholders and this Proxy Statement directly to shareholders who are shareholders of record at the close of business on March 13, 2019 and therefore are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you vote by internet, telephone or mail, you appoint the proxy holders nominated by management, Beverley A. Briscoe, Board Chair, or Ravi K. Saligram, Chief Executive Officer (the “CEO”) of the Company, with full power of substitution, to be your representatives at the Meeting. A shareholder has the right to appoint a person other than the nominees of management named in the instrument of proxy to represent the shareholder at the Meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you vote by internet, telephone or mail as soon as possible to ensure your vote is recorded in advance of the Meeting.

When you vote by internet, telephone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the United States or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting and vote your shares in person at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.

Who is making this solicitation and who will pay the related costs?

This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

The Board has fixed March 13, 2019, as the record date for the Meeting. Only holders of our common shares as of the close of business on that date will be entitled to vote at the Meeting.

How many shares are outstanding and how many votes can be cast by all shareholders?

A total of 108,951,243 common shares were outstanding as of March 13, 2019. Votes may be cast on each matter presented, consisting of one vote for each common share of the Company outstanding as of the record date.

Are there any shareholders that hold more than 10% of the shares that may be voted?

To the knowledge of the Company’s directors and executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying more than 10% of the voting rights attached to all voting shares of the Company other than Baillie Gifford & Co., which reported beneficial ownership of 11,089,983 common shares as of December 31, 2018, representing 10.2% of the issued and outstanding common shares of the Company as of March 13, 2019.

What items of business will be voted on at the Meeting and how does the Board recommend I vote?

Shareholders will be being asked to vote on the following:

•	the election of eight directors for terms expiring in 2020;
•	an advisory vote on executive compensation;
•	the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2019 and to authorize the Audit Committee of the Board to fix the remuneration to be paid to the auditors;
•	approval of Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan;
•	approval of Amendment No. 2 to the Company’s Executive PSU Plan;
•	approval of Amendment No. 2 to the Company’s Employee PSU Plan;
•	approval of Amendment No. 1 to the Company’s Executive RSU Plan;
•	approval of Amendment No. 1 to the Company’s Employee RSU Plan;
•	confirmation and approval of the Company’s Amended and Restated Shareholder Rights Plan; and
•	any other business that may properly come before the Meeting.

The Board recommends a vote FOR each nominee for director and FOR each of the proposals.

What are my voting rights if I hold common shares?

Each common share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote if I am a registered shareholder?

If you are a registered shareholder, you may vote your shares by internet at www.investorvote.com, by telephone at 1-866-732-8683, by mail or by attending the Meeting in person and voting. To vote by internet, you will need your voting control number, which can be found on your proxy card or Notice of Internet Availability of Proxy Materials. To vote by mail, you should promptly complete, sign and return your proxy card, or if you have received a Notice of Internet Availability of Proxy Materials, request a proxy card by internet at www.investorvote.com, calling 1-866-962-0498 or emailing service@computershare.com. Joint owners wishing to complete a proxy form must each sign the proxy card.

How do I vote if I am a non-registered/beneficial holder?

If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the website shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Meeting unless you have obtained a proxy for those shares from the person or entity of record holding your shares. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Can shareholders vote in person at the Meeting?

If you prefer, you may vote at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you need to arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote at the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?

SEC rules permit companies and intermediaries such as brokers to send one envelope with individual copies of our Notice of Internet Availability of Proxy Materials or proxy materials to multiple shareholders who share the same address, unless we receive contrary instructions from a shareholder. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this proxy statement and the annual report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

May I revoke my proxy or change my vote?

Yes. If you are a registered shareholder, you may revoke your proxy by:

•	signing another proxy with a later date and delivering it to Computershare Investor Services Inc., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;
•	attending the Meeting in person and registering with the scrutineer of the Meeting as a shareholder present in person and by signing and dating a written notice of revocation;
•	signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting or to the Chair of the Meeting on the day of the Meeting; or
•	in any other manner provided by law.

In addition, if you are a registered shareholder and have voted using the internet following the instructions as described in the Notice of Internet Availability of Proxy Materials, you may change your vote by following the procedures described in the Notice of Internet Availability of Proxy Materials to submit a vote with a later date.

If you are not a registered shareholder and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.

How are abstentions and broker non-votes counted?

Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. “Broker non-vote” shares are those shares held in “street name” by brokers or nominees, who do not have discretionary authority to vote such shares as to a particular matter, which are held or represented by proxy by a person present at the meeting will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

Under the rules of the New York Stock Exchange (“NYSE”), brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. The election of our directors, the advisory vote on executive compensation and the approval of the Amendment to the Amended and Restated Stock Option Plan, the Amendment to the Executive PSU Plan, the Amendment to Employee PSU Plan, the Amendment to the Executive RSU Plan, the Amendment to Employee RSU Plan and the Amended and Restated Shareholder Rights Plan are considered non-routine matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.

How many votes are needed to hold the meeting and approve the proposals and how does the Board recommend that I vote?

To conduct the Meeting, the Company must have a quorum, which means that two persons must be present in person, and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting. The table below shows the votes needed to approve each of the proposals, as further described in each of the proposals and the Board’s recommendation for voting on each proposal.

Proposals		Votes Required	Board Recommendation
1.	Election of eight nominees to serve as directors for a term of one year each	The eight nominees receiving the highest number of affirmative votes cast at the Meeting will be elected, unless WITHHOLD votes for any nominee are greater than FOR votes, in which case, such incumbent nominee will be required to promptly tender his or her resignation. WITHHOLD votes are not counted otherwise. See “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — Might directors elected be required to resign?” on page 11 for more information on the majority voting policy.	FOR each nominee
2.	Appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2019 and to authorize the Audit Committee to fix the remuneration of the auditors	Majority of votes cast at the Meeting voting FOR the proposal. WITHHOLD votes are not counted.	FOR
3.	Annual Advisory Vote on Executive Compensation	Affirmative vote of the majority of votes cast at the Meeting. This is an advisory vote and, while not binding on us, our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on executive compensation.	FOR
4.	Approval of Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR
5.	Approval of Amendment No. 2 to the Company’s Executive PSU Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR
6.	Approval of Amendment No. 2 to the Company’s Employee PSU Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR
7.	Approval of Amendment No. 1 to the Company’s Executive RSU Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR
8.	Approval of Amendment No. 1 to the Company’s Employee RSU Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR
9.	Confirmation and approval of the Company’s Amended and Restated Shareholder Rights Plan	Affirmative vote of the majority of votes cast at the Meeting.	FOR

Will my shares be voted if I do not vote by internet, telephone or sign and return my Proxy Card or Voting Instruction Form?

If your shares are registered in your name and you do not vote by internet, telephone or sign and return your proxy card, or attend and vote in person, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee, under certain circumstances, may vote your shares.

How are votes counted?

If your instructions as to voting in any instrument of proxy or voting instruction form are certain, your shares will be voted or withheld from voting in accordance with your instructions. If you do not specify a choice in the proxy card or voting instruction form as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted “FOR” each of the proposals as recommended by the Board as further described in each of the proposals.

Voting results will be tabulated and certified by a representative of Computershare Investor Services Inc., scrutineer of the Meeting.

What happens if additional matters are presented at the Meeting?

Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual and Special Meeting of Shareholders nor of any other business which may be brought before the Meeting. When you vote by internet, telephone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations tothe matters identified in the accompanying Notice of Annual and Special Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Where can I find the voting results of the Meeting?

The Company will publish the voting results of the Meeting in a Current Report on Form 8-K, which are required to be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on SEDAR at www.sedar.com.

How can I obtain additional information, including a copy of the Proxy Statement and the 2018 Annual Report on Form 10-K?

The Company will mail, without charge to any registered holder or beneficial owner of common shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s proxy statement in respect of its most recent annual and special meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of common shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at www.rbauction.com/investors, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2018 as contained in the Company’s Form 10-K.

Proposal One: Election of Directors

Questions and Answers about the Election of Directors

What is the current composition of the Board?

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following nine directors: Ravichandra (Ravi) K. Saligram, Beverley Briscoe, Robert G. Elton, J. Kim Fennell, Amy Guggenheim Shenkan, Erik Olsson, Edward B. Pitoniak, Sarah Raiss and Christopher Zimmerman.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.

Who can nominate individuals for election as directors?

Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the Canada Business Corporations Act (the “CBCA”). The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 135.

The Company has not received any director nominations in connection with the Meeting.

Who is standing for election this year?

The following eight current Board members are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	J. Kim Fennell
•	Amy Guggenheim Shenkan
•	Erik Olsson
•	Sarah Raiss
•	Christopher Zimmerman

Each of the nominees, except Mr. Saligram, qualifies as independent under applicable NYSE listings standards and Canadian securities laws and regulations and the rules of the Toronto Stock Exchange (the “TSX”). See “Corporate Governance — Independence of the Directors” on page 24 for a summary of how “independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 12.

What if a nominee is unable or unwilling to serve?

If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

How are nominees elected?

In the election of directors, you may vote “FOR” each or any of the nominees, or you may “WITHOLD” from voting for each or any of the nominees. The eight nominees receiving the highest number of votes “FOR” cast in person or by proxy at the Meeting will be elected as directors.

Might directors elected be required to resign?

Yes. The Board has adopted a majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater number of votes marked “WITHHOLD” than votes “FOR” such election will promptly tender his or her resignation to the Board Chair following the Meeting. The Board’s Nominating and Corporate Governance Committee will consider the offer of resignation and make a recommendation to the Board whether to accept it.

In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee will consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.

The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.

May additional directors be appointed by the Board between annual general meetings?

The Articles of Amalgamation of the Company provide that the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

Information Concerning the Nominees to the Board of Directors

The following section provides information with respect to the nominees to our Board. Directors are to be elected for a one-year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).

The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, Deferred Share Units (“DSUs”) issued under the Company’s Non-Executive Director Deferred Share Unit Plan, restricted share units (“RSUs”) granted under the Company’s RSU Plans and performance share units (“PSUs”) under the Company’s PSU Plans is given as of March 13, 2019.

BEVERLEY ANNE BRISCOE
Residence: Vancouver, B.C., Canada
Age: 64
Independent
Director since: October 29, 2004

Shares owned, controlled or directed: 22,288
DSUs held: 34,479
Committees Member of the Nominating and Corporate Governance Committee
Voting results 2018 Votes For: 90,466,618 Percentage: 98.49%

Key attributes and qualifications

Ms. Briscoe has strong financial and leadership skills, having been in the industrial and transportation sector for over 15 years and in a number of financial roles prior thereto. Ms. Briscoe’s service on various boards enables her to bring to the Board experience and knowledge of governance and financial matters from a number of perspectives.

Ms. Briscoe was appointed Board Chair effective June 30, 2014 and has been a director of the Company since 2004. Ms. Briscoe’s previous employment includes: from 2004 to present she worked as a management consultant and corporate director; from 1997 to 2004 she was President and owner of Hiway Refrigeration Limited, a British Columbia-based company specializing in selling and servicing transportation refrigeration equipment used in the trucking and shipping industries; from 1994 to 1997 she was Vice President and General Manager of Wajax

Industries Limited, a heavy equipment dealer; from 1989 to 1994 she was Chief Financial Officer for the Rivtow Group of Companies, a marine transportation and industrial equipment conglomerate; from 1983 to 1989 she held CFO positions with several operating divisions of The Jim Pattison Group, a diversified holding company; and from 1977 to 1983 she worked as an auditor with a predecessor firm of PricewaterhouseCoopers. She is the past Chair of the Industry Training Authority for British Columbia, past Chair of the BC Forest Safety Council and past Chair of the Audit Committee for the Office of the Superintendent of Financial Institutions. She currently is Lead Director and Audit Committee Chair of Goldcorp Inc. Ms. Briscoe is a Fellow of the Institute of Chartered Accountants, has a Bachelor of Commerce degree from the University of British Columbia, and is also a Fellow of the Institute of Corporate Directors.

Other directorships

Goldcorp Inc. (TSX: “G”; NYSE: “GG” — a public gold and precious metal company) — Lead Director; Chair of the Audit Committee.

RAVICHANDRA K. SALIGRAM
Residence: Vancouver, B.C., Canada
Age: 62
Not Independent
Director since: July 7, 2014

Shares owned, controlled or directed: 130,010
PSUs held: 158,085
Committees None
Voting results 2018 Votes For: 91,483,789 Percentage 99.60%

Key attributes and qualifications

Mr. Saligram’s tenure as CEO, President and a member of the board of directors for OfficeMax Incorporated provides valuable business, leadership and management experience, including expertise in the omnichannel provision of products, services and solutions. Mr. Saligram’s past and current experience as a director on other public boards provides a broad perspective on matters facing public companies and governance matters.

Mr. Saligram was appointed CEO and a director in July 2014. Prior to joining the Company, Mr. Saligram was CEO, President and a member of the board of directors of OfficeMax Incorporated (2010 — 2013), an omnichannel provider of workplace products, services and solutions. From 2003 through November 2010, Mr. Saligram served in executive management positions with ARAMARK Corporation, a global food services company, including President of ARAMARK International and Chief Globalization

Officer and Executive Vice President of ARAMARK Corporation. From 1994 through 2002, Mr. Saligram served in various capacities for the InterContinental Hotels Group, a global hospitality company, including President of Brands and Franchise for North America; Chief Marketing Officer and Managing Director, Global Strategy; President, International; and President, Asia Pacific. Earlier in his career, Mr. Saligram held various general and brand management roles at S.C. Johnson & Son, Inc. in the United States and overseas. Mr. Saligram earned an MBA from the University of Michigan, Ann Arbor, and an electrical engineering degree from Bangalore University, India.

Other directorships

Church & Dwight Co., Inc. (NYSE: “CHD” — a public consumer products company) — Director and member of the Governance and Nominating Committee.

ROBERT GEORGE ELTON
Residence: Vancouver, B.C., Canada
Age: 67
Independent
Director since: April 30, 2012

Shares owned, controlled or directed: nil
DSUs held: 18,001
Committees Chair of the Audit Committee Member of the Compensation Committee
Voting results 2018 Votes For: 89,528,734 Percentage: 97.47%

Key attributes and qualifications

Mr. Elton’s experience in senior executive positions during the course of the past 15 years brings strong leadership and management skills to the Company. Mr. Elton’s tenure in academia, currently as an adjunct professor at the University of British Columbia’s Sauder School of Business, enables him to bring to the Board knowledge of business from a current and alternative perspective.

Mr. Elton held executive roles at Vancouver City Savings Credit Union from 2013 to 2017, including Chief Financial Officer and Chief Risk Officer. Mr. Elton has also served as a corporate director at the University of British Columbia’s Sauder School of Business. Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 — 2003),

Powerex (2001 — 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 — 2001) (TSX: “ELD”; NYSE “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996. He is a Fellow of the Institute of Chartered Accountants in British Columbia and has a Master of Arts degree from Cambridge University, U.K.

Other directorships

Corix Utilities (a private utility infrastructure company) — Director, Chair of the Audit Committee

Past directorships

bcIMC (a private investment management company) — Director

J. KIM FENNELL
Residence: Los Gatos, CA USA
Age: 62
Independent
Director since: July 1, 2017

Shares owned, controlled or directed: nil
DSUs held: 4,147
Committees: Member of the Compensation Committee
Voting results 2018 Votes for: 91,567,233 Percentage: 99.69%

Key attributes and qualifications

Mr. Fennell is a Silicon Valley veteran with over 30 years’ management experience in the high-tech industry across a variety of market sectors. He has proven leadership managing organizations from 40-person startups to 3,000-person corporate business units and broad experience with early stage “disruption” technology solutions and business models. Mr. Fennell is currently Head of Global Technology Partnerships and US/Canada Business Development at Uber Technologies, Inc., the leading mobile application-based car hailing and food & freight delivery network that connects customers with independent drivers. Prior to July of 2017, Mr. Fennell served as Head of Location-Based Services Partnerships at Uber. Mr. Fennell had been President and CEO of deCarta, Inc., a location-based services platform company from 2004 until its acquisition by Uber in 2015. Prior to deCarta, he held CEO positions at Pinnacle Systems (NASDAQ:PCLE) and StorageWay Inc. and other senior positions in the technology sector. He was an early executive at Octel Communications, a global leader of voice technologies, opening and managing subsidiaries in Canada, Europe and then Asia before running Octel shortly after its acquisition by Lucent in 1997. Mr. Fennell holds a B.A. (Honours) from Queen’s University. He is a Charter Member of the C100 association, a group that mentors Canadian-based entrepreneurs and start-ups, and is on the board of the Silicon Valley Leadership Group Foundation.

Other directorships

Silicon Valley Leadership Group Foundation — Director

Where is My Transport (private UK-based startup) — Director

Past directorships

deCarta, Inc. — Director

Pinnacle Systems (NASDAQ:PCLE) — Director

StorageWay Inc. — Director

AMY GUGGENHEIM SHENKAN
Residence: San Francisco, CA USA
Age: 54
Independent
Director since: July 1, 2017

Shares owned, controlled or directed: nil
DSUs held: 4,147
Committees: Member of the Audit Committee Member of the Nominating and Corporate Governance Committee
Voting results 2018 Votes for: 91,516,093 Percentage: 99.63%

Key attributes and qualifications

Amy Guggenheim Shenkan was appointed to the Ritchie Bros. Board in 2017. She currently serves on the Company’s Audit Committee and Nominating and Corporate Governance Committee. Ms. Shenkan has also served on the boards of E.L.F. Cosmetics (formerly a Texas Pacific Group company), and vRide (acquired by Enterprise Holdings). Ms. Shenkan has a 30-year track record of leadership within innovative, high growth technology and consumer facing companies. She is known for her deep digital and business transformation expertise, leading major post-merger integrations, setting strategy, leveraging content as a strategic asset, and testing and evolving new business models for large enterprises undergoing disruption. Ms. Shenkan was President and Chief Operating Officer of Common Sense Media, a technology-based media company dedicated to helping kids, families and educators successfully navigate the media and technology world, from 2011 through 2017. Ms. Shenkan grew Common Sense into the most significant, entrepreneurial, rapidly growing organization of its kind in the United States. Prior to joining Common Sense Media in 2011, Ms. Shenkan was a digital transformational expert with McKinsey & Company, Inc., advising global businesses across many industries about the use of the internet to drive digital transformations. Ms. Shenkan also held leadership roles at Travelocity (formerly Preview Travel) and Wells Fargo as these companies grew their businesses through innovation. Ms. Shenkan holds a B.A. in Economics and Psychology and graduated Summa Cum Laude and Phi Beta Kappa from the University of Michigan and earned an M.B.A. from the Harvard Business School.

Past directorships

E.L.F. Cosmetics (cosmetic company and formerly a Texas Pacific Group company) — Director

vRide (ride sharing platform acquired by Enterprise Holdings) — Director

ERIK OLSSON
Residence: Scottsdale, AZ, USA
Age: 56
Independent
Director since: June 1, 2013

Shares owned, controlled or directed: nil
DSUs held: 14,693
Committees Member of the Compensation Committee Member of the Audit Committee
Voting results 2018 Votes For: 81,202,184 Percentage: 88.40%

Key attributes and qualifications

Mr. Olsson’s experience in senior leadership positions, as well as his knowledge of the equipment industry in general, provides important insight to our Board on the Company’s strategic planning and operations. Further, his experience as a member of another public company board provides him with an enhanced perspective on issues applicable to public companies.

Mr. Olsson has served as President, Chief Executive Officer and a Director of Mobile Mini, Inc., the world’s leading provider of portable storage solutions, since 2013. Mr. Olsson had previously been President, Chief Executive Officer, and a Director of RSC Holdings, Inc., a premier provider of rental equipment in North America, from 2006 until its acquisition by United Rentals, Inc. in April 2012. Prior to that he served as Chief Financial Officer and Chief Operating Officer of RSC Holdings, Inc. In addition, he held various senior positions in the United States, Brazil, and Sweden in his 13 years with industrial group Atlas Copco AB, a mining equipment maker. Mr. Olsson holds a degree in Business Administration and Economics from the University of Gothenburg.

Other directorships

Mobile Mini, Inc. (NASDAQ:GS: “MINI” — portable storage company) — Director

Dometic Group AB, a global industrial provider of solutions for mobile living — Director

SARAH RAISS
Residence: Calgary, Alberta, Canada
Age: 61
Independent
Director since: July 1, 2016

Shares owned, controlled or directed: nil
DSUs held: 6,416
Committees Chair of the Compensation Committee
Voting results 2018 Votes for: 89,446,300 Percentage: 97.38%

Key attributes and qualifications

Ms. Raiss brings almost 40 years of experience encompassing various board positions and executive and management positions in engineering, operations, strategy, merger and acquisition integration, government relations and community investment, governance, human resources, information technology, marketing and other administrative functions. She has business experience in Canada, the United States and abroad.

Ms. Raiss retired in August 2011 as Executive Vice-President of Corporate Services, TransCanada Corporation, one of North America’s leading energy infrastructure companies with operations in natural gas, oil and power industries

Since her retirement, Ms. Raiss’s principal occupation has been serving as a corporate director, and she has served on a number of other corporate boards noted below. Ms. Raiss was named a 2015 National Association of Corporate Directors Directorship 100, recognizing the most influential people in governance, 50 of which are corporate directors.

Ms. Raiss has a BS in Applied Mathematics and an MBA, both from the University of Michigan.

Other directorships

The Loblaw Companies, Ltd. (TSX: “L” — a public food retailer) — Director and member of the Corporate Governance Committee and Chair of the Pension Committee

The Commercial Metals Company (NYSE: “CMC” — a public metal manufacturer and recycler) — Director, past Chair of the Compensation Committee and Chair of the Nominations and Governance Committee; former member of the Audit Committee

Past directorships

The Vermilion Energy, Inc. (TSX: “VET”; NYSE: “VET”; — a public oil and gas producer) — Director and Chair of the Governance and Human Resource Committee and member of the Health, Safety and Environment Committee

Canadian Oil Sands, Ltd. (TSX: “COS” — a public oil investment company) — (2012 — 2016) Director and Chair of the Corporate Governance and Compensation Committees and member of the Audit Committee

Shoppers Drug Mart Corporation (TSX: “SC” — a provider of pharmacy products and services) — (2009 — 2014) Director and member of the HR and Compensation Committee

CHRISTOPHER ZIMMERMAN
Residence: Manhattan Beach, CA, USA
Age: 59
Independent
Director since: April 11, 2008

Shares owned, controlled or directed: 6,856
DSUs held: 19,038
Committees Member of the Nominating and Corporate Governance Committee
Voting results 2018 Votes for: 91,487,066 Percentage: 99.60%

Key attributes and qualifications

Mr. Zimmerman brings over 30 years of business, operating and leadership experience to the Board. The Company benefits from Mr. Zimmerman’s strong operational and international expertise from his experience as a chief executive officer of several organizations throughout the course of the past 15 years.

Mr. Zimmerman has served as President and CEO of business operations for the St. Louis Blues, a professional hockey team, since 2014. Prior to this, he was President of Easton Sports, a designer, developer and marketer of sports equipment and accessories from 2010 to 2013. Prior to joining Easton Sports, Mr. Zimmerman was President and Chief Executive Officer of

Canucks Sports and Entertainment, a sports entertainment company in Vancouver, B.C, from 2006 until 2009. Before joining Canucks Sports and Entertainment, Mr. Zimmerman was the President and Chief Executive Officer of Nike Bauer Inc., a hockey equipment company. Prior to this appointment in March 2003, Mr. Zimmerman was General Manager of Nike Golf USA. He joined Nike Golf in 1998 after spending 16 years in a variety of senior advertising positions, including USA Advertising Director for the Nike Brand and Senior Vice President at Saatchi and Saatchi Advertising in New York. Mr. Zimmerman has an MBA from Babson College.

In addition to the information presented above regarding common shares beneficially owned, controlled or directed, Mr. Saligram, the CEO of the Company, is the only director that holds stock options. None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.

Recommendation of the Board

The Board recommends a vote “FOR” each of the nominees.

Information Concerning Our Executive Officers

The following table sets forth certain information with respect to our current executive officers, other than Mr. Saligram, whose information may be found under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors” on page 12.

SHARON DRISCOLL

Chief Financial Officer

Age: 57

Sharon Driscoll joined Ritchie Bros. in July 2015 as Chief Financial Officer, following 17 years of senior executive experience at companies such as Rexall Pharmacies Canada (Katz Group Canada), Sears Canada Inc. and Loblaw Companies Limited. Most recently, Ms. Driscoll was Executive Vice President and CFO at Katz Group Canada Ltd., where she led financial operations, including capital allocation, financing strategies, treasury operations, regulatory compliance, risk management and financial talent development, from 2013 to 2015. Prior to Katz Group, Ms. Driscoll was Senior Vice President and CFO of Sears Canada Inc., one of Canada’s largest retailers, from 2008 to 2013.

Ms. Driscoll is a Chartered Professional Accountant and has a Bachelor of Commerce (Honours) degree from Queen’s University. Ms. Driscoll also serves as a Director of Empire Company Limited (TSX: EMP.A).

JEFF JETER

President, Sales U.S.

Age: 60

Jeff Jeter joined the Company in 2017 upon completion of the acquisition of IronPlanet. Mr. Jeter leads Ritchie Bros.’ United States sales organization with a team of regionally based territory managers as well strategic account managers focused on targeted industry verticals. Mr. Jeter joined IronPlanet in 2007 as Senior Vice President, International and New Business and most recently served as IronPlanet’s President, leading the United States and international sales teams. During Mr. Jeter’s tenure at IronPlanet he also managed the marketing organization and helped the business drive new business initiatives including identifying strategic opportunities and delivering new market launch plans. Prior to joining IronPlanet in 2007, he served as Senior Principal at PRTM Management Consultants where he helped lead PRTM’s customer experience consulting for Fortune 1000 companies. Prior to joining PRTM, Mr. Jeter was Senior Vice President of Marketing for Manugistics Group, Inc. from 1999 to 2004 where he executed global marketing strategies as well as industry vertical go-to-market plans and sales operations initiatives. Mr. Jeter has over 30 years of experience in sales, marketing, and international business, including two international assignments for Iomega, a wholly owned subsidiary of EMC Corporation and leader in innovative storage and network security solutions for small businesses, home offices and consumers.

Mr. Jeter holds a B.A. from Wake Forest University and an M.B.A. from Mercer University.

KARL WERNER

President, International

Age: 54

Karl Werner joined the Company in 1996 as Territory Manager for the Olympic Peninsula and Alaska. In 1999 he was appointed to Regional Manager for the Northwest US and in 2004 transferred to the Company’s corporate head office as Senior Manager, Strategic Projects. In 2005 he was appointed to Divisional Manager, Auction Operations. In 2008 he was appointed to VP of Auction Operations until October 2013, when he became Chief Auction Operations Officer. In 2014, he took on the additional responsibilities of Managing Director for the Middle East, Africa and India. Mr. Werner was appointed to his current position of President, International in January 2017, where he oversees sales and business operations in Europe, the Middle East, Africa and India, Latin America, Australia and Asia.

Mr. Werner came to the Company after 10 years of operating a heavy-haul transport company. He has a strong background in real estate development and operations management. Mr. Werner sits on advisory boards for various strategic partners.

KIERAN HOLM

SVP, Operations Excellence & Efficiencies

Age: 50

Kieran Holm joined the Company in 2004 in the marketing department before taking on progressively more senior positions. The roles included general management as Area Manager in Texas; Regional Manager in Chicago; sales management as Vice President, Sales — North Central United States from 2012 to 2014 and strategic management as Managing Director Asia Pacific from 2015 to 2017. In 2017 he relocated back from Tokyo to take on his current role overseeing the operations side of Ritchie Bros. Kieran has developed and executed strong growth strategies, managed high-performing teams and spearheaded Ritchie Bros.’ expansion into new markets and segments including auctioning real-estate assets and classic cars.

Mr. Holm holds an MBA, specializing in finance, from McGill University, earned at the University’s Tokyo, Japan, campus; and a Bachelor of Arts degree from the University of Victoria (Canada). He speaks English, Japanese and French.

MARIANNE MARCK

Chief Information Technology Officer

Age: 59

Marianne Marck joined the Company as Chief Information Technology Officer in 2016. Prior to joining the Company, Ms. Marck was Senior Vice President, Retail and Digital Technology at Starbucks Coffee Company from 2011 to 2016. Ms. Marck has over 15 years of executive experience relating to technology and digital platforms working with companies such as Blue Nile Inc., the Walt Disney Internet Group, and CNET Networks.

Ms. Marck has a B.A., Mathematics from Mills College in Oakland, CA.

TODD WOHLER

Chief Human Resources Officer

Age: 60

Todd Wohler joined the Company as Chief Human Resources Officer in January 2015, bringing over 20 years of experience across multiple regions and industries. Over the course of his career Mr. Wohler has been instrumental in building global teams and organizations that have excellent track records of success. He has developed and implemented transformational HR strategies and recruited hundreds of executives and leaders for organizations across the globe in multiple industries. Prior to joining the Company, Mr. Wohler served as Chief Human Resources Officer at Quintiles Transnational from 2011 to 2012 as Senior Vice President of Human Resources at ARAMARK for ARAMARK’s international business from 2004 to 2011 and as Senior Vice President of Human Resources at United Water from 2001 to 2004. Mr. Wohler began his career at Schlumberger, a global oil and gas technology company, where he began as a field engineer and worked in many different branches of the company in the US, Paris, and London during his 20-year tenure.

Mr. Wohler has a Bachelor of Science degree in Mechanical Engineering from Virginia Polytechnic Institute and State University and a Master of Business Administration from Tulane University.

DOUG FEICK

SVP, Corporate Development and Integration Optimization

Age: 54

Doug Feick joined the Company in June 2017 upon completion of the acquisition of IronPlanet. Mr. Feick leads mergers, acquisitions and strategic development for Ritchie Bros. and also is driving the integration of IronPlanet with the Company. From 2011 until the acquisition of IronPlanet, Mr. Feick served as SVP, Corporate Development and Chief Legal Officer for IronPlanet. From 2002 to 2010, Mr. Feick served as Executive Vice President, Business Affairs and General Counsel at ChoiceStream, Inc. where he managed all legal matters and was responsible for business and corporate development activities, including strategic partner negotiations and deal structuring. Prior to ChoiceStream, he was Vice President, Corporate Development and Associate General Counsel, International at Yahoo!, Inc. where he first started and ran Yahoo!’s international legal group and then co-ran Yahoo!’s domestic and international corporate development activities. Mr. Feick has over 25 years of legal and business experience.

Mr. Feick graduated with a B.S. in Business Administration from Miami University and a J.D. from the University of Southern California School of Law. Mr. Feick is a member of the State Bar of California.

DARREN WATT

SVP, General Counsel & Corporate Secretary

Age: 47

Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary, and also assumed the role of VP Corporate Development until the appointment of Mr. Saligram and the subsequent establishment of a distinct corporate development team in 2015, at which point Mr. Watt resumed his focus on legal matters. Mr. Watt was promoted to Senior Vice President and General Counsel in 2016. Prior to joining the Company Mr. Watt practiced with McCarthy Tétrault LLP from 1998 to 2004 as an Associate lawyer in the area of Corporate Finance & Securities.

Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.

Corporate Governance

Overview

The Board and the Company believe that excellent corporate practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.

Structure and Members of the Board

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following nine directors:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	J. Kim Fennell
•	Amy Guggenheim Shenkan
•	Erik Olsson
•	Edward B. Pitoniak
•	Sarah Raiss
•	Christopher Zimmerman

Independence of the Directors

The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and National Instruments 58-101 (“NI 58-101”) and 52-110 (“NI 52-110”) adopted by the Canadian Securities Administrators. The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.

The Board has reviewed the independence of each director and considered whether any director has a material relationship with the Company. As a result of this review, the Board affirmatively determined that Beverley Briscoe, Robert G. Elton, Erik Olsson, J. Kim Fennell, Amy Guggenheim Shenkan, Edward B. Pitoniak, Sarah Raiss and Christopher Zimmerman, representing eight of the nine directors, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Mr. Saligram is not independent given his employment as CEO of the Company. The Board’s independence determination was based on information provided by the directors. The Board also determined that Eric Patel, who did not stand for re-election at the 2018 Annual and Special Meeting of Shareholders and, therefore, ceased to be a director of the Company on May 8, 2018, was independent during the portion of fiscal 2018 during which he served on the Board.

Meetings of the Board and Board Member Attendance at Annual Meeting

In the year ended December 31, 2018, the Board held seven meetings, comprised of regularly scheduled quarterly meetings as well as a number of supplemental meetings. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by directors at Board and committee meetings for the year ended December 31, 2018. Each of our incumbent directors attended 100% of the meetings of the Board of Directors. All directors are invited to attend Audit committee meetings, regardless of whether they are members.

Director	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Ravi K, Saligram(1)	7	5	7	4
Beverley Briscoe(2)(5)	7	4	8	4
Robert G. Elton(3)(4)	7	5*	8	—
J. Kim Fennell(4)	7	—	8	—
Amy Guggenheim Shenkan(3)(5)(7)	7	5	—	3
Erik Olsson(3)(5)	7	5	8	—
Eric Patel(3)(4)(6)	1	2	4	—
Edward B. Pitoniak(5)	7	—	—	4*
Sarah Raiss(4)	7	—	8*	—
Christopher Zimmerman(5)	7	—	—	4
Total Meetings held in 2018	7	5	8	4

*	Indicates Director is Chair of the Committee.
(1)	Mr. Saligram routinely attends Audit, Compensation and Nominating and Corporate Governance Committee meetings in an ex-officio capacity.
(2)	Ms. Briscoe routinely attends Audit and Compensation Committee meetings in an ex-officio capacity.
(3)	Member of the Audit Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.
(6)	Mr. Patel served as a director of the company for the period from May 1, 2017 until May 8, 2018, but did not stand for re-election at the 2018 Annual and Special Meeting of Shareholders.
(7)	Ms. Guggenheim Shenkan became a member of the Nominating and Corporate Governance Committee on May 8, 2018.

In addition, the independent directors met immediately before or following each of the above-referenced board meetings, holding seven meetings and several information sessions in 2018 without management present. These meetings were chaired by the Board Chair.

Board members are encouraged but not required to attend the annual general meeting of shareholders. All but one of the directors serving at such time attended the 2018 annual and special meeting of shareholders.

Independent Chair

Beverley Briscoe is the Board Chair and is an independent director. Under the description of the position adopted by the Board, Ms. Briscoe is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. See also “— Board Leadership Structure” on page 37.

Board Mandate

The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:

•	the CBCA;
•	the Company’s Articles of Amalgamation and By-laws;
•	the Company’s Code of Business Conduct and Ethics;
•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;
•	the Company’s Corporate Governance Guidelines; and
•	other applicable laws and Company policies.

The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.

The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by the management to ensure a culture of integrity throughout the organization.

The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. During fiscal 2018, there were seven meetings of the Board. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.

The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Board ensures that the Company adopts appropriate risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 37

The Board is responsible for the selection and performance of the CEO, and the appointment of other executive officers. The Compensation Committee is responsible for developing guidelines and procedures for selection and long-range succession planning for the CEO. See the discussions under “— Executive & Chief Executive Officer Succession Planning” on page 30.

The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its website. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.

The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes.

The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the report on corporate governance included in the Company’s Proxy Statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at www.rbauction.com/investors.

As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that given the size and scope of the Company, the Board should include at least eight directors. The Board believes that the current membership of the Board reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy, including a target for the number of women on the Board.

Position Descriptions

The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Board Chair. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in connection with the process of hiring Mr. Saligram. The CEO has overall responsibility for all Company operations, subject to Board oversight.

The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.

The Board has defined the limits to management’s authority. The Board expects management, among other things, to:

•	set the appropriate “tone at the top” for all employees of the Company;
•	implement effective succession planning strategies and provide for development of senior management;
•	review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;
•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and
•	identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education

All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Board Chair, CEO and senior management of the Company for an interactive introductory discussion about the Company, its strategy and operations, providing the directors with an opportunity to ask questions. New directors are also expected to attend a Company auction shortly after their appointment and to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit auction sites and attend auctions and “town hall” meetings on a periodic basis.

Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest on a periodic basis. Periodically, directors tour the Company’s various facilities and attend Company auctions.

Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors (“NACD”) and the Institute of Corporate Directors (“ICD”) and a number of directors have attended training courses offered to members of these institutions. The Company also canvases the directors on an annual basis to determine what courses or training each of them has attended during the past year.

Current Directors’ Continuing Education during 2018

Significant training events for 2018 included:

Date	Presented/Hosted By	Topic/Description	Attendees
February	Company	Orlando Site visit	All Directors
April	NACD	Leading Minds of Compensation	Sarah Raiss
May	ICD	National Conference	Beverley Briscoe, Robert Elton, Sarah Raiss
June	JP Morgan	Independent Director Event — Varied topics: activism, geo-political risks, tips for excellent directorship, diversity and culture	Amy Guggenheim Shenkan
August	Company	Pleasanton Office Visit	All Directors
October	Fortune	Fortune Global Forum 2018	Ravi Saligram
October	NACD	Annual Summit	Robert Elton
October	Spencer Stuart	New Director Program: Shareholder Engagement	Amy Guggenheim Shenkan

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at www.rbauction.com/investors. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to Ritchie Bros. Auctioneers Incorporated, Attention: Corporate Secretary, 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6, Canada.

The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code.

The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.

The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being in attendance at most of the Company’s industrial auctions.

The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.

Exemptions or waivers from our Code of Conduct and Business Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will publish any waivers of the Code of Code of Conduct and Business Ethics for an executive officer or director on our website. The Company had no such waivers in 2018. Further, during 2018, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.

Shareholder and Other Interested Party Communications to the Board

In 2015, in furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders and other interested parties in a manner consistent with the Company’s disclosure controls and procedures. Shareholders and other interested parties may initiate communications with the Board by directing their questions or concerns to the independent directors through the Board Chair c/o the Corporate Secretary, Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to chairman_of_the_board@rbauction.com.

All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Chair. Purely for administrative purposes, correspondence to the Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at www.rbauction.com/investors.

Executive and Chief Executive Officer Succession Planning

The Board is responsible for ensuring that the Company has an appropriate organizational structure in place, including a CEO and other key executives who have the skills and expertise to ensure the effective management of the Company. The Board is supported in this function by the Compensation Committee which is responsible for ensuring that management has a robust process in place for CEO and senior executive succession planning.

Under the oversight of the Compensation Committee, Mr. Saligram and the Chief Human Resources Officer have implemented a talent review process building on the Company’s annual performance management process. This process, in addition to identifying the high-potential and high-performing talent, assists Mr. Saligram and the Chief Human Resources Officer to review succession plans at key levels and establish development plans for key talent. This process is the basis for enterprise succession planning and will continue to evolve in the coming years with the aim of ensuring that the Company has the appropriate level of executive bench strength necessary to drive growth and ensure long-term profitability. The CEO formally reviews the succession plan for his role as well as other key executive roles with the full Board once a year in addition to having periodic discussions of talent progression throughout the year. In addition to ordinary course CEO succession planning, the Company’s Nominating & Corporate Governance Committee has, in consultation with the CEO, also implemented a succession plan to address unanticipated emergency situations. The emergency succession plan is reviewed annually.

Following his appointment as CEO in 2014, Mr. Saligram, in consultation and with the approval of the Board, implemented a new organizational structure for the Company. This structure was subsequently augmented by the addition of further key executives with complimentary skill sets, primarily as part of the acquisition and integration of IronPlanet in 2017. These initiatives and developments have significantly strengthened the succession pool of the Company. At the same time, the Company has engaged external consultants to assist with pre-hire assessments as well as integration plans to support the successful integration of these new executives into the Company.

Further to the above, the Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.

Board Committees

Audit Committee and Audit Committee Financial Expert

The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The members of our Audit Committee are Robert G. Elton, Erik Olsson and Amy Guggenheim Shenkan. Mr. Elton is Chair of the Audit Committee. All committee members qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and NI 52-110, including Mr. Patel, who was a member of the Audit Committee until the 2018 Annual and Special Meeting of the Shareholders, at which he did not stand for re-election and Mr. Pitoniak, who was a member of the Audit Committee until the 2018 Annual and Special Meeting of the Shareholders. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. The Board has further determined that Mr. Elton qualifies as an audit committee “financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held five meetings during 2018. Each of our incumbent directors on the Audit Committee attended all meetings of the committee that occurred following the time of their appointment to the committee.

Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors”.

The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in February 2017. The Audit Committee Charter is available on our website at www.rbauction.com/investors. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Two: Appointment of Ernst & Young LLP” on page 44.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review and discuss our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

Compensation Committee

The Board has established a Compensation Committee, the current members of which are Robert G. Elton, Erik Olsson, J. Kim Fennell and Sarah Raiss. Ms. Raiss is Chair of the Compensation Committee. The Board has determined that the current committee members, as well as Mr. Patel, who was the Chair of the Compensation Committee until the 2018 Annual and Special Meeting of the Shareholders, at which he did not stand for re-election, qualify as independent directors for compensation committee purposes under the applicable NYSE standards, SEC rules and NI 58-101 and a non-employee director under the SEC rules. The Compensation Committee held eight meetings during 2018.

The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in August 2017. A copy of the charter is available on our website at www.rbauction.com/investors.

The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:

•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;

•	reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;
•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executive officers;
•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and
•	reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others, relevant changes to such plans, and overseeing the administration of such plans.

The Compensation Committee’s charter allows the committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 47 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee, the current members of which are Edward B. Pitoniak, Beverley A. Briscoe, Amy Guggenheim Shenkan and Christopher Zimmerman. Mr. Pitoniak is Chair of the committee. The Board has determined that the current committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The committee held four meetings during 2018.

The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in November 2017. The charter is available on our website at www.rbauction.com/investors.

The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:

•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	to select and recommend to the Board director and committee member candidates;
•	to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;
•	to oversee the evaluation of the Board;
•	to facilitate and encourage director orientation and continuing education;
•	to review and recommend to the Board annual Board compensation;
•	to review and recommend for the Board’s approval annual director and officer insurance policies; and
•	to ensure the adoption and maintenance of a short-term or emergency succession plan for the CEO.

Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s charter, which include, among other things:

•	the candidate’s personal and professional ethics, integrity and values;
•	the candidate’s training, experience and ability at making and overseeing policy in the business, government or education sectors;
•	the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership, the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and
•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.

The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the committee reviews relevant information available to it and assesses their continued ability and willingness to devote the required time and effort to serve as a director, taking into consideration any other engagements they may have, including any other public boards on which they serve. The committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Directors Selection Guidelines discussed below in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and charging its composition.

With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee identifies candidates based upon the criteria set forth above and in its charter. The committee reviews selected candidates and makes a recommendation to the Board. The committee may also seek input from other directors or from senior management when identifying candidates.

The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.

	General Business Skill							Functional Experience
Name	Large Organization Experience	CEO Experience	Overseas Experience	Accounting Knowledge	Employee Recruitment & Development	Environmental, Health & Safety	Financial / Investment	IT, Software, Infrastructure & Security	Marketing	Organizational Structure	Sales	Strategic Planning	Industrial Equipment Industry
Beverley Briscoe	•	•	•	•	•	•	•			•		•	•
Robert Elton	•	•		•	•	•	•	•				•
Erik Olsson	•	•	•	•	•		•			•	•	•	•
Edward Pitoniak	•	•			•		•	•	•	•	•	•
Sarah Raiss	•		•		•	•	•	•		•		•
Christopher Zimmerman	•	•			•				•	•	•	•
J. Kim Fennell	•	•	•		•		•	•	•	•	•	•
Amy Guggenheim Shenkan	•			•	•		•	•	•	•	•	•

Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 135.

The Nominating and Corporate Governance Committee does not have a formal policy on consideration of recommendations for candidates to the Board from registered shareholders. The Nominating and Corporate Governance Committee believes the evaluation of potential members of the Board is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Corporate Governance Committee would consider any such recommendations on a case-by-case basis in their discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee.

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 40.

Board Evaluations and Director Assessments

The Board has an annual assessment process for the Board, its committees, and individual directors. The process is administered by the Nominating and Corporate Governance Committee. The process considers Board and committee performance relative to the Board mandate or relevant committee charters, as appropriate, and provides a mechanism for all directors to assess and provide comments on Board, committee and Board Chair performance, as well as a self-assessment of individual director performance. As part of these evaluations, the directors will provide their assessments of the effectiveness of the Board, the Board Chair, themselves as individual Board members, and the committees on which they serve. The Board also periodically performs a peer-to-peer review as part of its continuing effort to advance and refine its assessment process, with the most recent peer-to-peer review taking place in February 2016. The Board as a whole will review the individual committee assessments, and the Chair will review individual members’ self evaluations and peer reviews with them, along with any other ideas for improvement. The Board may, at its discretion, engage an independent corporate governance expert to gather, organize and/or summarize the individual assessments for discussion with the Board and the committees. The results of each annual assessment are shared with all directors.

Director Term Limits and Board Renewal

The Company has determined not to adopt any formal term limit for the members of the Board (other than a mandatory retirement age of 72 as set out in the Company’s Corporate Governance Guidelines), but generally views a term of 10 – 15 years as an appropriate guideline to allow for the development of sufficient continuity and experience on the Board, while also ensuring adequate Board renewal. This guideline is set forth in the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements and recommends changes as appropriate to renew the Board.

Representation of Women on the Board and in the Director Identification and Selection Process

The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem-solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.

Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates.

The Company’s Diversity Policy and Director Selection Guidelines established, as a measurable objective for improving gender diversity, that by 2016 at least 25% of the Board be comprised of women. In addition to a candidate’s independence, industry knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board.

The Company has achieved this target and currently has three female directors on the Board, including the Board Chair, representing 33.3% of the Board, which had 9 directors on December 31, 2018.

Representation of Women in Executive Officer Appointments

The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. The Company currently has two female executive officers: Sharon Driscoll, our Chief Financial Officer, and Marianne Marck, our Chief Information Technology Officer, representing 22% of the Company’s executive officers, up from 14.2% in 2016 and up from 0% since the appointment of Mr. Saligram as CEO in July of 2014.

The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced approach in its executive selection process and has given emphasis to gender representation in its executive search program. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives. In addition, management has embarked on a process to assess and improve diversity within the organization and will continue to focus on the development of a diversity and inclusion strategy during 2019. Since 2011, the Company has sponsored various leadership development initiatives including the Women’s Go Networking and Mentoring program and the Company’s Women in Leadership program open to all female employees aspiring to leadership roles. In addition, we have sponsored high-potential women to attend external leadership training and the annual Art of Leadership for Women conference.

Further, as noted above, since the appointment of Mr. Saligram as the Company’s CEO in July of 2014, female representation at the executive officer level has increased from 0% to 22%. Mr. Saligram also recognizes that it is equally important to increase female representation at the mid-management level as these positions are the Company’s pipeline for future executive officer roles. As such, the Company has continued to focus on recognizing high-potential women in our organization and, as a result, female representation at the Company’s mid-management level and above has increased. In order to implement this initiative, the Company has:

•	established a global diversity and inclusion function supported by executive officers to anchor diversity and inclusion in the business strategy and to connect talent strategies;
•	structured a women’s employee resource group to implement Company-wide innovative diversity initiatives relating to women. These initiatives provide networking, training, development and mentoring opportunities for women to realize opportunities for personal and professional growth, and further develop confidence in leadership roles;
•	provided gender intelligence training to employees at director level and above to identify conscious and unconscious biases, with the aim of enhancing their appreciation of the value of diversity for the Company’s shareholders, customers, employees and the communities we serve;
•	developed a career website and recruiting collateral to include representation of the Company’s diverse workforce which demonstrates our commitment to diversity and inclusiveness. The talent acquisition team was trained on diversity recruiting tactics and the Company ensures female candidates are identified and interviewed during the recruiting process;
•	developed its talent management strategy to ensure diversity and inclusion integration into every aspect of its programs including succession planning, leadership development, learning, and identification and development of high potential talent using 360-degree assessments and coaching; and
•	launched the Women’s LINK Program, a global initiative to support women within the Company and further strengthen our core value of being a diverse and inclusive global organization to drive innovation through diversity of thought, gender, nationality and ethnicity.

The Company’s management believes these initiatives and efforts will ensure a pipeline of diverse candidates and improve representation of women to be considered when making leadership and executive officer appointments. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.

Group(1)	Representation of Women in Total Group	Representation of Women as a % of Total Group
Executive Officers	2 of 9	22.2%
Executive Committee	3 of 12	25.0%
Growth Council	7 of 39	17.9%
Director or above	22 of 104	21.2%

(1)	Data is as of December 31, 2018.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at www.rbauction.com/investors

Board Leadership Structure

The Board does not have a formal written policy regarding the separation of the roles of CEO and Board Chair; however, the Board believes that separating the Board Chair and CEO positions is the most effective leadership structure for the Company. This structure allows the Board Chair to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.

As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present. Additional executive sessions may be held from time to time as required. Ms. Briscoe, as independent Board Chair, presides at executive sessions. The non-executive directors met either immediately before or following each meeting of the Board, holding five meetings and several information sessions in 2018 without management present.

Board’s Role in Risk Oversight

The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities. The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Board is responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee or board interlocks among the directors during 2018.

Other Matters

Legal Proceedings

We do not currently know of any legal proceedings against us involving our directors, executive officers, affiliates of record or beneficial owners of more than 5% of our common shares or any of their affiliates, or in which any of these persons has a material interest adverse to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own 10% or more of our common shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company’s review of copies of such forms furnished to the Company and written representations from such persons, the Company is not aware of any failure by any of our executive officers, directors and greater than 10% holders to timely file any report required to be filed under Section 16(a) with respect to the fiscal year ended December 31, 2018.

Certain Relationships and Related Person Transactions

No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2018 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.

Other than as disclosed in this Proxy Statement, since January 1, 2018, none of our directors, executive officers, nominees for director or beneficial owners of more than 5% of our common shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2018 that has materially affected or would or could materially affect the Company or any of its subsidiaries.

In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.

In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Board Chair and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal business or interests.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2018 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

There are no family relationships (by blood, marriage, or adoption, not more remote than first cousin) between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Non-Executive Director Compensation

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. For 2018, the annual retainer paid to non-executive directors, other than the Board Chair, was $200,000. The annual retainer paid to the Board Chair was $345,000. The Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee received an additional fee of $20,000, $15,000, and $10,000, respectively.

Non-executive directors filing tax returns in jurisdictions outside of Canada are further entitled to reimbursement by the Company for expenses related to obtaining tax advice in connection with their engagement as a director of the Company, up to a maximum of $5,000 per calendar year.

Effective January 1, 2018, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair (but excluding fees for chairmanship of Board committees) is paid in the form of DSUs. Executive directors receive no additional compensation for service on the Board. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 42.

Non-Executive Director Compensation Table

The table below sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2018.

Non-Executive Director	Fees Earned or Paid in Cash ($)(1)	Share-Based Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Beverley Briscoe	172,500	168,375	21,395	362,270
Robert Elton	120,000	92,250	11,063	223,313
J. Kim Fennell	100,000	92,250	1,534	193,784
Amy Guggenheim Shenkan	100,000	92,250	2,277	194,527
Erik Olsson	100,000	92,250	13,788	206,038
Eric Patel (4)	70,970	—	251,046	322,016
Edward Pitoniak	110,000	92,250	15,705	217,955
Sarah Raiss	115,000	92,250	8,094	215,344
Christopher Zimmerman	100,000	92,250	11,777	204,027

(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board retainer, the annual fee paid to the Board Chair and to the Committee Chairs.

(2)	The dollar amounts represent the grant date fair value of DSUs granted in 2018, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2(f) and Note 25 to our financial statements for the fiscal year ended December 31, 2018, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 6, 2018(5)		May 15, 2018		August 14, 2018		November 14, 2018
Non-Executive Director	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)
Beverley Briscoe	39,000	1,217	43,125	1,299	43,125	1,262	43,125	1,285
Robert Elton	17,250	538	25,000	753	25,000	732	25,000	745
J. Kim Fennell	17,250	538	25,000	753	25,000	732	25,000	745
Amy Guggenheim Shenkan	17,250	538	25,000	753	25,000	732	25,000	745
Erik Olsson	17,250	538	25,000	753	25,000	732	25,000	745
Eric Patel	—	—	—	—	—	—	—	—
Edward Pitoniak	17,250	538	25,000	753	25,000	732	25,000	745
Sarah Raiss	17,250	538	25,000	753	25,000	732	25,000	745
Christopher Zimmerman	17,250	538	25,000	753	25,000	732	25,000	745

(3)	All other compensation includes the value of additional DSUs credited to non-executive directors during 2018 corresponding to dividends declared and paid by the Company on common shares during 2018 and reimbursement of expenses for tax advice. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.
(4)	Amounts for Mr. Patel reflect fees earned for his services through the date of the 2018 Annual and Special Meeting of Shareholders, at which Mr. Patel did not stand for re-election. The amount reflected in All Other Compensation includes a $251,046 cash settlement, net of tax withholding, in respect of his previously granted and vested DSUs that were settled in cash subsequent to his departure from the Board.
(5)	DSUs are awarded quarterly in arrears. The March 6, 2018 DSU grants are based on the 2017 compensation practices that were in place in the fourth quarter of 2017. The remaining DSU grants are based on the 2018 compensation practices detailed above. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 42.

Director Share Ownership Guidelines

In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. Effective January 2018, the Board amended its share ownership guidelines for the non-executive directors of the Company to require non-executive directors to hold common shares and/or DSUs with a combined value of not less than five times the cash portion of the annual fixed retainer paid to such directors. Since the value of DSUs increase or decrease in lock-step with the price of the Company’s common shares, DSUs reflect a philosophy of aligning the interests of the directors with those of the shareholders by tying compensation to share price performance.

The following table sets out the applicable equity ownership guideline and equity ownership for each current non-executive director.

	Equity Ownership Guideline
Non-Executive Director	Multiple of Cash Portion of Retainer	Cash Portion of Retainer ($)	Total Value of Equity Ownership Required ($)	Common Shares(1) (#)	DSUs (2) (#)	Total Value of Equity Ownership(3) ($)	Meets Share Ownership Requirement(4)
Beverley Briscoe	5x	172,500	862,500	22,288	34,479	1,923,283	Yes
Robert Elton	5x	100,000	500,000	—	18,001	609,864	Yes
J. Kim Fennell	5x	100,000	500,000	—	4,147	140,494	No	(5)
Amy Guggenheim Shenkan	5x	100,000	500,000	—	4,147	140,494	No	(6)
Erik Olsson	5x	100,000	500,000	—	14,693	497,811	No	(7)
Edward Pitoniak	5x	100,000	500,000	7,121	19,038	886,255	Yes
Sarah Raiss	5x	100,000	500,000	—	6,416	217,364	No	(8)
Christopher Zimmerman	5x	100,000	500,000	6,856	19,038	877,277	Yes

(1)	Represents the number of common shares held as of March 13, 2019.
(2)	Represents the number of DSUs and dividend equivalents credited to each non-executive director held as of March 13, 2019.
(3)	The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on March 13, 2019, of $33.88 and includes the value of both common shares and DSUs.
(4)	The share ownership guidelines were implemented in January 2012 and updated in December 2017.
(5)	Mr. Fennell joined the Board in July 2017 and is anticipated to meet the equity ownership guideline by July 2022.
(6)	Ms. Guggenheim Shenkan joined the Board in July 2017 and is anticipated to meet the equity ownership guideline by July 2022.
(7)	Mr. Olsson joined the board in June 2013 and is anticipated to meet the equity ownership guideline by June 2019.
(8)	Ms. Raiss joined the Board in July 2016 and is anticipated to meet the equity ownership guideline by July 2021.

Non-Executive Director Deferred Share Unit Plan

In 2017, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2018, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, will be paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2018, a non-executive director on each quarterly date on which the annual Board retainer for the prior completed calendar quarter was payable could elect to receive a cash payment only if the share ownership guidelines were met.

The annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable, calculated and credited quarterly in arrears as follows:

•	The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a common share on the date the DSUs are credited, being the volume weighted average price of the Company’s common shares reported by the NYSE for the immediately preceding twenty trading days.
•	DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one common share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the common shares. DSUs are considered equivalent to common shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

Non-Executive Directors Long-term Incentive Plan

The Company adopted the long-term incentive plan for non-executive directors (the “Non-Executive Director LTIP”) in 2009. Under the Non-Executive Director LTIP, part of the annual retainer of non-executive directors was used prior to 2012 to purchase common shares. Such shares were purchased by the administrator of the Non-Executive Director LTIP through open market purchases and held by the plan administrator on behalf of the participants.

In connection with the adoption of the DSU Plan, the Non-Executive Director LTIP was amended to provide that the Company would cease to pay contributions for participants under such plan to the plan administrator in respect of annual fees earned after January 1, 2012. Participants are not permitted to withdraw any common shares held in the Non-Executive Director LTIP unless a certain event occurs or certain conditions are satisfied (e.g. the termination, retirement or resignation of the participant as a director of the Company).

Effective August 8, 2018, the Non-Executive Director LTIP was discontinued. The shares were distributed and continue to be held directly by those Non-Executive Directors who were participating in the Non-Executive Director LTIP.

Proposal Two: Appointment of Ernst & Young LLP

Overview

We are asking our shareholders to appoint Ernst & Young LLP as our auditor for the year ending December 31, 2018 and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP has been our auditor since April 25, 2013. The Audit Committee is satisfied that Ernst & Young LLP meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company.

To the Company’s knowledge, a representative from Ernst & Young LLP will be present at the Meeting to take questions, and the firm will be permitted to make a statement if it so desires.

Fees Billed by Independent Auditors

The fees billed to us by Ernst & Young LLP, our independent auditor, in each of the last two fiscal years are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.

	Year Ended December 31,
Item	2018(5)	2017(5)
Audit Fees(1)	1,607,078	1,679,402
Audit-Related Fees(2)	—	119,412
Tax Fees(3)	15,316	40,021
All Other Fees(4)	—	—
Total	$1,622,394	$1,838,835

(1)	“Audit Fees” represents fees billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees are billed and paid in Canadian dollars.
(2)	“Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” include fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include all other non-audit services.
(5)	The amounts reported are converted from Canadian dollars to U.S. dollars based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018 and C$1 to US$0.7704 for 2017.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all non-audit related services performed by the auditors.

The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2017 and 2018, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

Recommendation of the Board

The Board recommends a vote “FOR” the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2019 and the authorization of the Audit Committee to fix the auditor’s remuneration.

Report of the Audit Committee

To the Shareholders of Ritchie Bros. Auctioneers Incorporated:

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Audit Committee of the Board
Robert G. Elton, Chair
Amy Guggenheim Shenkan
Erik Olsson

Proposal Three: Advisory Vote on Executive Compensation

Overview

The Board of Directors believes that the Company’s operating success and shareholder value depend to a large extent on the ability of the Company’s leadership. Accordingly, our executive compensation program is designed to provide a competitive level of compensation necessary to:

•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;
•	provide a strong incentive for executives and key employees to work toward the achievement of the Company’s goals, including long-term earnings growth and sustained value creation; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, the shareholders and other stakeholders.

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following resolution, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this “Compensation Discussion and Analysis” beginning on page 47. Shareholders will be given an opportunity to cast an advisory vote on this topic annually.

While the final vote is advisory in nature and therefore not binding on us, or our Directors, we value the opinions of all our shareholders and will carefully consider the outcome of this vote when making future compensation decisions for our NEOs.

We encourage our shareholders to read this “Compensation Discussion and Analysis”, which explains specifically how, what and why we pay our executives, and will equip shareholders to cast an informed vote.

Our Board believes that our current compensation program appropriately links executive pay to achievement of corporate goals, properly aligns management and shareholder interests, and is fair, reasonable and competitive relative to market practice. We therefore recommend that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Executive Compensation Tables and the accompanying narrative discussion in the proxy statement of the Company, dated March 27, 2019, is hereby approved.”

Recommendation of the Board

The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s NEOs.

Compensation Discussion and Analysis

Letter from our Compensation Committee Chair

Dear Fellow Shareholders,

2018 was a solid year for Ritchie Bros. We continued our transformation from an unreserved event-based auctioneer to a customer-centric, multi-channel provider of disposition services for the industrial equipment industry. We were encouraged by the acceleration in our business outcomes during the year despite the ongoing significant equipment supply shortages in the marketplace. A few notable highlights from the year:

•	Net income attributable to stockholders of $121.5 million increased 62% compared to $75.0 million in 2017.
•	Diluted earnings per share (“EPS”) attributable to stockholders increased 61% to $1.11 versus $0.69 in 2017, while diluted adjusted EPS attributable to stockholders increased 33% to $1.08 from $0.81 in 2017.
•	Total revenues of $1.17 billion; increased 20%
•	Total Company agency proceeds (non-GAAP measure) of $729.1 million increased 19%
•	Cash provided by operating activities of $144.3 million for the year ended December 31, 2018
•	Returned $76 million to shareholders through dividends
•	The Company continued to strategically diversify its offerings and create a pathway for broader network effects with additional sales channels and value-added services. In 2018, the company launched two innovative solutions: Marketplace-E and RB Asset Solutions.

We continue to believe we have compensation programs that are strongly linked to our strategy and business model and to the creation of long-term sustainable value. Shareholders confirmed this by our most recent strong Say on Pay vote of 97.3%.

The following decisions were made by the Committee in 2018 with some future changes for 2019.

Performance Share Unit Plan Changes

In 2018 we made changes to our performance share unit plan to solidify the link between executive pay and company performance as the company continues its transformational journey. After a full review of the performance metrics, the Committee concluded that NOPAT ROIC and Earnings CAGR remain strongly aligned with the Company’s long-term strategic plans. In consultation with some major shareholders, the Committee added a third performance metric, Operating Free Cash Flow (“OFCF”) Per Share, to reflect the importance to our shareholders of cash generation. OFCF is a strong indicator of the financial health and value of the business, and a key to achieving our strategic goals.

For 2019 we will have three equally weighted metrics:

i. ROIC

ii. Earnings CAGR

iii. OFCF Per Share

We actively review the stretch in our incentive plan targets annually with the assistance of our external compensation consultant — including assessing payout curves, the ratio of value shared between management and shareholders and targets relative to historic performance.

The Committee amended certain PSU and RSU awards (including the CEO Sign-On Grant) to allow these awards to be settled in shares, rather than cash, to encourage executive share ownership. We also adjusted the CEO Sign-On Grant (“SOG”) following the IronPlanet acquisition, to align the remaining performance periods for measuring Total Shareholder Return (“TSR”) with the performance periods used for the 2016 and 2017 PSU grants awarded to other employees and executives. This resulted in performance of 118.8% for the most recently vested CEO SOG.

Our 2016 PSUs vested at 142.5% (consisting of the first 18 months prior to Iron Planet vesting at 100% and the second 18 months post Iron Planet vesting at 185%).

We eliminated the TSR modifier beginning with the 2019 PSU awards. This reflects the difficulty of establishing a TSR comparator group that is effective to measure industry out, or under, performance as there are few companies in similar businesses or subject to similar macro-economic influences. We retained the ability to consider relative and absolute performance through Committee discretion to modify performance factors and payouts.

2019 Share Request

At the 2019 AGM we are asking our shareholders for an additional 7,000,000 shares for our equity plans. Our ability to provide equity-based awards is critical to attracting, motivating and retaining high quality employees, driving performance aligned with our strategy and creating shareholder value. Our run rate and overhang are positioned close to the median of our compensation peer group. Our aggregate value of annual grants as a percent of market capitalization has been at the lower end of our peers. If approved, we will continue to use these shares responsibly.

We believe our actions continue to provide strong pay for performance linkage and thank our shareholders for their support of our plans.

Sincerely,

Sarah Raiss
Chair, Compensation Committee
(On behalf of the entire board)

Executive Compensation Program Philosophy

The philosophy underlying our executive compensation program is to provide attractive, flexible and market-based total compensation that is tied to performance and aligned with the interests of our shareholders.

Our executive compensation program is structured to align our executive officers’ interests with those of our stockholders by linking compensation to business objectives and performance and to attract and retain talented executives. In general, our executive officers, including Ravi Saligram, our Chief Executive Officer, and our other named executive officers, are eligible for, and participate in, our compensation and benefits programs on the same terms as those available to all of our employees. Our executive compensation program is administered by the Compensation Committee of our Board of Directors, which is composed solely of independent directors. The key elements of our executive compensation program are base salary, annual cash bonuses pursuant to our Short-Term Incentive Plan (“STI”) and long-term equity awards under our Long-Term Incentive Plan (“LTI”).

The Compensation Committee is responsible for determining the level of compensation awarded to our named executive officers (“NEOs”) and our other executive officers. The Compensation Committee targets compensation levels that take into account current market practices and believes that offering market-comparable pay opportunities allows our Company to maintain a successful and stable executive team.

Our compensation practices communicate both our goals and our standards of conduct, and they motivate and reward employees based on their performance. Within this framework, we follow these principles:

•	Attract, motivate and retain top-caliber talent
•	Pay for performance
•	Reward long-term growth and profitability
•	Align compensation with shareholder interests
•	Promote accountability; no incentive for excessive or inappropriate risk-taking

These principles are the foundation for a compensation framework that focuses management’s best efforts on achieving the Company’s goals and generating sustainable shareholder value. To this end, our principles lead us to take certain actions:

What We Do

✓	At-risk Pay
✓	Pay for Performance
✓	Review Peer Compensation Data
✓	Competitive Compensation
✓	Double Trigger Severance Provisions
✓	Caps on Incentive Payouts
✓	Mitigate Undue Risk
✓	Post-Employment Covenants
✓	Modest Perquisites
✓	Stock Ownership Guidelines
✓	Regular Review of Share Utilization
✓	Clawback Policy
✓	Responsive to Shareholder Feedback
✓	Independent Compensation Consulting Firm
✓	Annual Risk Review by the Compensation Committee

What We Don’t Do

X	No Excise Tax Gross-Ups upon Change in Control
X	No Repricing of Stock Options
X	No Liberal Recycling of Shares
X	No Pledging Shares Received as Compensation as Collateral for a Loan
X	No Hedging Shares of Company Stock Received as Compensation
X	No Guaranteed Incentive Payouts
X	No Above Market Returns on Deferred Compensation Plans
X	No Excessive Severance Obligations

Executive Compensation Principles and Framework

Our compensation principles and practices are summarized below.

Attract, Motivate and Retain Top-caliber Talent

Our compensation principles and framework are designed to attract and retain the superior leadership we need to lead and grow the business.

To ensure our compensation practices remain competitive, we benchmark NEOs’ compensation against the compensation offered by companies in our Peer Group. We engage an independent compensation consultant to assess the appropriateness of the Peer Group and to advise on compensation structure and levels.

With the acquisition of IronPlanet in 2017 we engaged Meridian Compensation Partners (“Meridian”) to evaluate our Peer Group given the multichannel evolution and enhanced digital capabilities of our new combined company. See the detailed discussion of our Peer Group on pages 78 – 81.

Pay for Performance

Our compensation policy supports the Company’s strategy and business goals. We pay for performance.

•	CEO target compensation: 79% at-risk.
•	The CEO’s target compensation is payable based on achievement of performance targets linked directly to the Company’s Strategic Roadmap and to long-term shareholder value creation. See graph below.
•	Other NEO’s target compensation: 60% to 69% at risk (depending on the executive).
•	Majority of executives’ compensation (at target) is in the form of at-risk incentive compensation that is awarded and paid out based on the achievement of Company goals, corporate and business unit financial performance and the creation of long-term sustainable shareholder value. The proportion of variable versus fixed compensation increases with an executive’s responsibility and ability to affect the Company’s strategic results. See graph below.
•	Our STI plan focuses on specific annual objectives and rewards achievement of our annual financial performance goals. The plan establishes appropriate company performance expectations to ensure that our executives are accountable for our continued growth and profitability. Performance metrics and goals were established by the Compensation Committee based on an informed review of the Company’s financial performance and strategy and the pay practices of the companies in our Peer Group.
•	Our LTI plan is 100% performance focused, comprised of 50% PSUs and 50% stock options. We grant stock options as part of a well-balanced compensation program to focus our executives on increasing long-term shareholder value. Stock options have a ten-year term and reward for share price appreciation. PSUs have a three-year performance period and reward for meeting pre-established performance targets.

Reward Long-Term Growth and Profitability

Shareholder-Oriented Long-Term Incentives

Long-term incentives make up a significant portion of total direct compensation (58% for our CEO and between 38% and 46% for our other NEOs), and, like short-term variable pay, are contingent on performance.

RSUs are not included in our regular long-term incentive award mix. We occasionally award RSUs on a very targeted basis, primarily to new hires to compensate for equity awards forfeited at a former employer, or to provide retention for business-critical employees where there is a real retention risk.

The Compensation Committee and the Board believe that the use of equity-based compensation, combined with share ownership guidelines, aligns the interests of executives with those of shareholders, and rewards the creation of sustainable, long-term shareholder value.

Our heavy weighting toward long-term incentives ensures that pay outcomes are fully aligned with shareholders over the longer term while keeping our compensation program competitive with our peers.

Our emphasis on equity compensation and the significant share ownership required to be maintained by our executives create a direct link between share price performance and the potential value that our executives can realize from our equity programs.

Align Compensation with Shareholder Interests

Our compensation policy promotes alignment of interests between management and shareholders through equity ownership requirements, at-risk pay elements, and long-term incentive compensation. As well, we actively seek our shareholders’ opinions on our executive compensation program and carefully consider their feedback when making compensation decisions.

Equity Ownership Requirements and Hold Until Met

Our CEO, Mr. Saligram, is subject to market leading ownership requirements. He is required to hold 100% of the after-tax value from any exercise of options or redemption of share units under the LTI plan and from his sign-on grant until the share ownership guidelines are satisfied. Thereafter, 50% of the after-tax value of each exercise/redemption is to be held for a period of at least two years following the payout date. In addition, Mr. Saligram is required to hold common shares with a value equal to the sum of his annual base salary and short-term incentive bonus for a period of at least one year following the end of his employment.

Our share ownership guidelines require all NEOs, as well as all other executives, to hold meaningful levels of equity in the Company. Executives must hold equity with a minimum value equal to a multiple of their base salary, with the multiple increasing in proportion to the executive’s responsibility and ability to affect the company’s strategic results. Ownership levels for NEOs are shown on the table below.

NEO	Ownership Guideline	Minimum Share Value Required	Qualifying Ownership(1)	Ownership Completion
Ravi Saligram	5x base salary	5,000,000	7,082,699	142%
Sharon Driscoll	3x base salary	1,342,584	1,296,580	97%
Jeff Jeter	3x base salary	1,230,000	1,853,885	151%
Karl Werner	3x base salary	1,192,500	1,696,086	142%
Todd Wohler	3x base salary	1,200,000	955,128	80%

(1)	Qualifying ownership is as of March 13, 2019.

Shareholder Feedback

The Company solicits shareholders’ views on a number of topics. We hold non-binding advisory shareholder votes on the compensation program for our NEOs, commonly referred to as a “say on pay” vote.

We received 97% of votes in favor of our say on pay proposal at the 2018 Annual and Special Meeting of Shareholders. Our Compensation Committee has considered and will continue to consider the outcome of our say on pay votes and our shareholders’ views when making compensation decisions for our NEOs, including the outcome of “Proposal Three: Advisory Vote on Executive Compensation” at this Annual and Special Meeting.

Promote Accountability; Discourage Excessive Risk-Taking

Our compensation program discourages excessive risk-taking. The Company enforces this principle through the share-ownership requirements described above, as well as hedging and trading restrictions and a clawback policy described below. Moreover, each year the Compensation Committee reviews compensation policies and practices to ensure they do not encourage executive officers to take excessive or inappropriate risks.

Hedging and Trading Restrictions

The Company prohibits hedging or monetization transactions that could limit an employee’s economic risk exposure to our share price with respect to their ownership of common shares or awards of stock options or other equity-based compensation. Prohibited transactions include the purchase of financial instruments, including prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or offset a decrease in market value of the Company’s equity securities.

Clawback Policy

The Company has an Incentive Compensation Clawback Policy, which permits recovery of both short and long-term equity incentive compensation from all executive officers (the “Clawback Policy”) if:

•	the Company restates financial results, for any reason other than a change in applicable accounting rules or interpretations; and
•	the amount of the performance-based compensation paid or awarded to an executive officer would have been a lower amount had it been calculated based on such restated financial statement.

In this circumstance, the Board may seek to recover for the benefit of the Company the excess performance-based compensation, both short- and long-term, paid or awarded during the three years preceding such restatement.

Compensation Risk and Governance Review

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Compensation Committee is responsible for compensation risk and, accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk-taking by the Company’s executive officers.

The Compensation Committee has implemented a formal decision-making process that involves management, the Committee and the Board. The Committee uses a multi-step review process for all compensation matters, first adopting goals and metrics of performance, reviewing how performance compares to the pre-established metrics and then seeking Board input as to the reasonableness of the results. The Committee uses independent external compensation consultants to provide advice in connection with executive pay benchmarking, incentive plan design, compensation governance and pay for performance. The Committee believes that the current executive compensation program strikes an appropriate balance between short-term and long-term incentives, adopting multiple distinct metrics for each component that are aligned with the Company’s overall strategic objectives. The program ensures that executives are compensated fairly and in a way that does not encourage executives to take inappropriate risks.

All of the members of the Compensation Committee are independent, and one member is also the chair of the Audit Committee, ensuring that the Compensation Committee has an in-depth knowledge of the Company’s financial position when making compensation decisions.

In 2018, the Compensation Committee considered a risk review of the Company’s compensation plans and programs prepared by Meridian, our independent compensation consultants, and concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company, its business or its value. This review helps the Compensation Committee to structure executive compensation programs that avoid exposing the Company to unwarranted risk.

The Compensation Committee

The Compensation Committee is comprised of Robert G. Elton, Erik Olsson, J. Kim Fennell and Sarah Raiss, each of whom is an independent director, with Ms. Raiss serving as the Chair. Details of the Compensation Committee’s duties are summarized under “Corporate Governance — Board Committees — Compensation Committee” on page 31 and are fully set out in the Compensation Committee’s charter, which can be found on our website at www.rbauction.com/investors. The Compensation Committee held eight meetings during 2018.

Advisors to the Compensation Committee

The Compensation Committee retains independent consultants to provide advice regarding executive compensation matters. However, the Compensation Committee is ultimately responsible for its decisions and, in making its decisions or recommendations to the Board, exercises its business judgment and considers information in addition to the recommendations provided by consultants.

During 2018, the Compensation Committee retained Meridian to review and provide oversight and advice related to executive compensation programs. Meridian is fully independent and provides no advice or services to the Company’s management.

The aggregate fees billed to the Company for consultation over the past two years are set out below.

	2018	2017
Meridian Compensation Partners
Executive Compensation Related Fees	$115,833	$166,576
All other fees	—	—
TOTAL	$115,833	$166,576

Compensation Framework

The compensation paid to each of our NEOs in 2018 primarily consisted of the three elements shown below. The Company believes that the mix of base salary, performance-based short-term incentive, and long-term incentive plans creates a balanced approach to executive compensation consistent with generally accepted compensation principles and good governance practices. The Compensation Committee annually reviews the relative emphasis of each of these elements to ensure the overall compensation structure remains consistent with the compensation principles. In addition, the Compensation Committee annually assesses the competitiveness of the Company’s compensation program relative to programs among selected peer companies. (see Peer Group Comparisons, page 78.)

Compensation Type	Form	Period	How It Is Determined	Risk Management
FIXED	Provides market competitive level of fixed compensation.
Base salary (page 66)	Cash	One year	Based on market competitiveness among the Peer Group, individual performance, experience, scope of the role and internal equity.	Fixed pay, paid throughout the year and provides a certainty at a base level for fulfilling individual responsibilities.
AT-RISK	The STI encourages achievement of annual pre-established corporate and business unit objectives. STI is subject to clawback.
Short-term incentive (page 67)	Cash	One year	Focuses on specific annual objectives.

Target award based on market competitiveness among the Peer Group and other factors.

Actual award based on corporate and business unit performance, and, if applicable, for some executives, individual goals.

Provides a balanced focus on short-term performance based on a pre-determined set of performance metrics. Actual payout on metrics could be 0 – 200%.

Targets and results are approved by the Compensation Committee.

AT-RISK
LTI provides incentive to achieve longer-term performance and opportunity to receive equity-based compensation aligned with shareholder interests. Payout is tied to both corporate performance and share-price appreciation. LTI is subject to clawback.

Long-term incentive (page 69)	Performance share units	Three-year term, with vesting at the end of three years	Focuses on longer-term objectives.

Target award based on market competitiveness of the LTI package among the Peer Group and other factors.

Actual payout based on our overall performance measured against pre-established performance targets.

Performance is measured on previously established targets approved by the Compensation Committee.

Three-year vesting period maintains longer term focus for decision-making and management of business. Vesting and payout eligibility capped.

Actual payout could be 0 – 200%.

	Stock options	Ten-year term, with one-third vesting annually over three years	Target award based on market competitiveness among the Peer Group and other factors. The final realized value is based on the appreciation of the Company’s common share price.	Provides a balanced incentive to take appropriate risks. Three-year vesting and ten-year term maintain longer-term focus for decision-making and management of business.

2018 Business Performance

Our executive compensation program is designed to link the pay of our NEOs to the performance achieved in the year and over a sustained period of time. In 2018, this performance resulted in short-term incentive performance factors for NEOs ranging from 114% (for our CEO) and between 99% and 116% (for our other NEOs) of target. The 2016 PSU awards vested at 142.6% of target.

2018 Strategic Achievements

Our company delivered good financial and operational results in 2018, growing GTV, growing revenue and growing earnings. These results reflect the efforts of our global workforce, led by Mr. Saligram and our other executive officers, including our named executive officers. During 2018, many initiatives and corporate development actions were accomplished:

•	Delivered GTV growth across all channels with notable acceleration and strong online channel growth
•	The Company continued to strategically diversify its offerings and created a pathway for broader network effects with the additional sales channels of Marketplace-E and Ritchie Bros. Asset Solutions. GovPlanet awarded non-rolling stock contract; now executing two weekly on-line auctions
•	Record-breaking 2018 Orlando auction; sold both onsite and online
•	Robust services businesses growth in 2018 (i.e., RB Financial Services)
•	Substantially completed the integration of the IronPlanet acquisition
•	Successfully delivering on debt reduction / deleveraging objectives

The Company’s management team has actively been executing the Company’s “Grow, Drive, Optimize” strategy.

Grow: Revenue & Earnings
✓ Accelerated Online channel mix and growth through strong IronPlanet weekly featured auction performance
✓ Launched Online auction capabilities in new countries internationally; asset lite entry to gain international penetration
✓ Operationalized our new GovPlanet Non-Rolling Stock contract
✓ Launched RB Asset Solutions – End to End capabilities for end users
✓ Fully launched and started to successfully scale Marketplace-E; our premium listing service
✓ Continued strength-on-strength growth of our Services businesses with RBFS revenue growing 44% and Mascus revenue growing 21%.
✓ Continued to grow our CAT alliance and driving new volume in North America and Internationally

Drive: Efficiencies & Effectiveness
✓ Realigned our combined US sales team to better match regional market potentials
✓ Achieved stated IronPlanet acquisition synergies; realized $20 million in run-rate IronPlanet acquisition synergies by the end of fiscal 2018
✓ Disciplined expense management and focus on improving overall operating leverage
✓ The inaugural combined company flagship Orlando auction drove record performance of $278 million
✓ Significantly completed the IronPlanet integration program and created an integrated sales support function
✓ Released Phase 1 of the new integrated auction platform known as MARS.
✓ Consistently measured corporate performance against key scorecard and evergreen model targets; absent non-recurring and adjusting items, 2018 performance was impacted primarily due to macro-economic pressures and tight equipment supply, however, the Company still achieved many of its evergreen model targets

Optimize: Balance Sheet
✓ Cash flow: Company continues to generate cash provided by operating activities in excess of net income
✓ Reduced overall debt levels with voluntary debt repayment while returning cash to shareholders via ongoing dividends
✓ Controlled capital expenditures: delivered net capital spend at significantly less than 8.5% of revenues; which is our current Evergreen target max for capital spend as a percentage of agency proceeds
✓ Reduced our leverage ratio to 1.9x at the end of the fourth quarter of 2018

Full year business results in 2018 continued to be influenced by broad-based effects of unprecedented demand for infrastructure projects, high equipment utilization rates, and an overall equipment shortage principally in the United States and Canada. In 2018, the Company also substantially completed continued the complex work of integrating the IronPlanet acquisition. Despite these headwinds, the Company delivered a number of key accomplishments and positioned itself for strong long-term growth.

2018 Key Financial Highlights

Net income attributable to stockholders of $121.5 million, 62% higher than 2017. Diluted EPS attributable to stockholders increased 61% to $1.11, and diluted adjusted EPS attributable to stockholders (non-GAAP measure) increased 33% to $1.08 year over year. Other 2018 key highlights included:

•	GTV of $4.96 billion up 11%.
•	Total revenues of $1.17 billion, up 20%.
•	Agency proceeds of $729.1 million, up 19%.
•	Cash provided by operating activities of $144.3 million.
•	Other services segment revenue of $123.5 million, up 23%.
•	Cash dividends of $75.7 million paid to our stockholders in 2018, pursuant to our regular quarterly cash dividend program.
•	$102 million of total debt reduction including $80 million of voluntary debt repayments.

Long-Term Financial Performance

The results for 2018 should be viewed in the context of the Company’s longer term financial performance. Since December 31, 2013, the Company has delivered a 59.3%(1) return to shareholders when taking stock price appreciation plus reinvested dividends into account and 45.8% when taking into account stock price appreciation without dividend reinvestment.

Company/index	2013	2014	2015	2016	2017	2018
RBA (NYSE)	$100.00	$119.62	$107.76	$151.16	$133.49	$145.75
Russell 2000	$100.00	$103.53	$97.62	$116.63	$131.96	$115.89
S&P/TSX	$100.00	$107.42	$95.51	$112.23	$119.00	$105.15
DJIA	$100.00	$107.52	$105.12	$119.22	$149.12	$140.72

(1)	TSR assumes dividends were reinvested in common shares of the Company.

2018 Compensation for Named Executive Officers

In this section, we describe the material components of our executive compensation program for our Named Executive Officers, or “NEOs,” whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.

The Compensation Committee determines compensation for our NEOs using a pay-for-performance framework that links compensation with overall business and individual performance. In setting compensation levels, the Compensation Committee aims to provide appropriate reward for annual performance as well as incentive for future achievement.

Our NEOs for 2018 are:

Name	Title	Date of Appointment
Ravi Saligram	Chief Executive Officer	July 2014
Sharon Driscoll	Chief Financial Officer	July 2015
Jeff Jeter	President, Sales U.S.	June 2017
Karl Werner(1)	President, International	January 2017
Todd Wohler	Chief Human Resources Officer	January 2015
Jim Barr(2)	Former Group President, Emerging Business, Brand Innovation and Technology Services	November 2014

(1)	Mr. Werner was a NEO in 2015 during his tenure as Chief Operational Support & Development Officer, which appointment date was November 2014.
(2)	Mr. Barr ceased to serve as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018.

Significant 2018 Compensation Actions

During 2018, the Compensation Committee made the following decisions and took the following actions with respect to the Company’s executive compensation program:

•	Reviewed the compensation of the CEO and other NEOs, compared to compensation paid to those in similar positions within our selected Peer Group companies; as part of the review, the Compensation Committee: increased the target LTI for Mr. Saligram from 250% to 280% of base salary; increased the target LTI from 120% to 150% and increased the base salary from C$550,000 to C$580,000 for Ms. Driscoll; increased Mr. Jeter’s base salary from $385,000 to $410,000; increased Mr. Werner’s base salary from $385,000 to $397,500; and increased Mr. Wohler’s base salary from $395,000 to $400,000.
•	Amended certain PSU and RSU awards (including the CEO SOG) to allow for share settlement; these awards were previously cash-settled.
•	Amended the CEO SOG to reset the remaining performance periods for measuring TSR to align the SOG with the adjusted performance periods used for the 2016 and 2017 PSU grants awarded to other employees and executives, which were adjusted to focus on performance following the IronPlanet acquisition.
•	Modified the performance metrics used for PSU awards beginning in 2019 to better support our business strategy, drive long-term performance and promote retention of key talent. Specifically, the Compensation Committee reset the weightings of our financial metrics to add a cash flow measure. For 2019 we will have three equally weighted metrics (1) ROIC, (2) earnings CAGR and (3) OFCF per share (given how important cash generation is to our shareholders; OFCF is a strong indicator of the financial health and value of the business) — three metrics that are aligned with long term shareholder value creation.
•	Discontinued the use of TSR as a modifier, beginning with the 2019 PSU awards, under our long-term incentive plan, as we do not have enough true business competitors to properly measure industry out-performance or under-performance, which is the primary role of a relative TSR metric. The Compensation Committee will retain discretion to modify payouts based on relative and absolute performance.
•	Granted RBA 60th Anniversary RSUs in March to all full-time employees who were not otherwise LTI eligible to commemorate the 60th Anniversary of the founding of the Company. Each eligible employee received 10 RSUs that will cliff vest three years from the date of grant.

CEO Compensation Summary

Ravi Saligram, Chief Executive Officer

In the chart below, we have compared our CEO's target total direct compensation to his realizable pay over the last three fiscal years. As demonstrated in the chart below, the value of our CEO's realizable pay for 2016, 2017 and 2018, as measured using our closing stock price on December 31, 2018, displays the strong alignment between our executive compensation program and Company performance. We believe this chart demonstrates that our CEO's compensation is, as intended, largely at risk and closely and appropriately linked to performance, including the performance of our stock price.

CEO Compensation and Year-End Stock Price
CEO Compensation (Millions)
RBA Share Price (NYSE)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$35.00
$33.00
$31.00
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$15.00
$34.00
$6.82
$4.50
$29.93
$4.50
$2.85
$32.72
$4.80
$3.67
Target
Realizable
2016
Target
Realizable
2017
Target
Realizable
2018
Base Salary
Short-Term Incentives
PSUs
Stock Options
Year-End Share Price

The alignment shown in the above graph demonstrates the effectiveness of our philosophy of tying a significant portion of total direct compensation to the attainment of performance objectives and value creation.

The table below provides a breakdown of elements used to calculate total compensation for our CEO in terms of target pay and realizable pay for 2016, 2017 and 2018:

Pay Element	Target Pay	Realizable Pay
Base Salary	Annual base salary	Base salary received
Annual Incentive	Target short-term incentive Incentive opportunity, as disclosed in the CD&A for each year	Actual short-term incentive earned
PSUs	Target opportunity, as disclosed in the CD&A for each year	The aggregate value as of December 31, 2018 of the actual payout for awards for which the performance period has been completed and the target number of PSUs for other outstanding awards. The PSUs awarded for the 2016 to 2018 performance period are shown at 142.6% of target, since awards were earned at that level. The realizable value is based on our closing stock price on December 31, 2018, of $32.72 per share.

Stock Options	Target opportunity, as disclosed in the CD&A for each year	Aggregate in-the-money value as of December 31, 2018 of outstanding stock options granted in 2016, 2017 and 2018. The realizable value is based on our closing stock price on December 31, 2018, of $32.72 per share.

The total compensation shown in the Summary Compensation Table is calculated in accordance with the SEC rules. Under these rules, we are required to show the grant date value of equity and equity-based awards, even though the value from these awards is contingent on the achievement of performance conditions (such as the achievement of financial targets for the PSUs) and on our stock price (which must appreciate for any value to be realized with respect to stock options and which affects the ultimate value of the PSUs). As a result, total compensation as defined by the SEC differs substantially from the compensation actually realized by our CEO (and other NEOs) in a particular year.

The primary reason for the differences between reported pay in the Summary Compensation Table and realized pay and realizable pay is how long-term equity awards are valued. A substantial portion of our CEO’s total compensation is in the form of long-term equity-based awards, which have vesting terms of three years, which prevents realization at the grant date and aligns value to our future stock performance.

CEO Realizable Pay Analysis

In furtherance of our pay for performance principle, the Compensation Committee assessed our CEO’s compensation and Company’s performance relative to our Peer Group. Specifically, the Compensation Committee analyzed the relationship between the realizable pay (as defined above) of Mr. Saligram and our Company’s TSR compared with our Peer Group over the three-year period ended December 31, 2017 — the most recent fiscal year-end in which peer company compensation data is available.

The following chart illustrates the degree of alignment between Mr. Saligram’s total realizable pay (as defined above but including “All Other Compensation” as reported in the Summary Compensation Table) and our Company's performance relative to our Peer Group over the three-year period from 2015 to 2017 — the most recent fiscal year for which peer company compensation data is available. Peer companies are represented by the diamonds in the chart. Companies that fall within the shaded diagonal area (i.e., “zone of alignment”) are generally considered to be aligned from a pay and performance perspective. As demonstrated in the chart, Mr. Saligram's realizable pay is well aligned with the Company’s performance.

Performance vs. 3-Year Realizable CEO Compensation
RBA & Compensation Benchmarking Peers
Performed Worse,
Paid Higher
Performed Better,
Paid Higher
Ritchie Bros.
Auctioneers
Performed Worse,
Paid Lower
Performed Better,
Paid Lower
Total Realizable Pay (Percentile Rank)
Average Performance Composite of 6 Metrics (Percentile Rank)

(1)	Performance was assessed for the following six measures: revenue growth, EPS growth, EBITDA growth, total shareholder return, return on assets and return on invested capital.

Pay-for-Performance Design

The Company’s objective in setting compensation is to create shareholder value over the long-term, represented by the Company’s earnings performance. To align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is provided as performance-based, short-term and long-term incentive compensation. This structure makes the majority of executive pay at-risk and dependent on the Company’s performance over the short and long-term. The portion of total compensation “at risk” increases in line with the expansion of our executive officers’ responsibilities and their ability to affect the Company’s financial results.

Each year, the Compensation Committee identifies and considers a range of measures for Company performance and, as appropriate, measures tied to individual performance. The Compensation Committee then selects the measures it believes most closely align with the Company’s Strategic Roadmap and defines specific performance goals for short-term and long-term incentive compensation based on those metrics.

These financial performance measures may include, among other measures, revenue, revenue growth, operating profit, net income, GTV, safety metrics, synergies and TSR, as well as the following non-GAAP financial measures:

•	Capital performance
•	Adjusted operating income
•	Adjusted operating income margin
•	Agency proceeds
•	OFCF
•	Earnings growth or CAGR
•	EBITDA
•	Adjusted net income
•	Diluted adjusted EPS attributable to stockholders
•	RONA
•	ROIC

For a description of these non-GAAP measures, refer to “Annex: Selected Definitions of Operational and Financial Performance” in this Proxy Statement.

Elements of Executive Compensation

The 2018 compensation awards for each of our NEOs generally consisted of the four elements described in the Compensation Framework section on page 57: base salary; a short-term cash incentive bonus; PSUs that vest at the end of a three-year performance period, subject to performance targets; and stock options with a ten-year term. Following is a summary of the compensation of the NEOs and their at-target incentive values.

Name	Position	Current Base	STI at Target	LTI at Target	Total Direct Compensation
Ravi Saligram	Chief Executive Officer	1,000,000	1,000,000	2,800,000	4,800,000
Sharon Driscoll(1)	Chief Financial Officer	447,528	335,646	671,292	1,454,466
Jeff Jeter	President, Sales U.S.	410,000	246,000	410,000	1,066,000
Karl Werner	President, International	397,500	238,500	397,500	1,033,500
Todd Wohler	Chief Human Resources Officer	400,000	200,000	400,000	1,000,000
Jim Barr(2)	Group President, Emerging Business, Brand Innovation and Technology Services	—	—	—	—

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018.
(2)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

Following is a more detailed description of the amount of each type of compensation element awarded to our NEOs, the performance measures upon which the awards were based, and the longer-term performance targets that determine the vesting and value of the long-term, equity-based compensation elements.

Base Salary

The Compensation Committee reviewed the base salaries of the CEO and other NEOs, comparing them to salaries paid to those in similar positions within our selected Peer Group companies.

The Company increased Ms. Driscoll’s base salary effective January 1, 2018 from C$550,000 to C$580,000; Mr. Jeter’s base salary effective March 1, 2018, from $385,000 to $410,000; Mr. Werner’s base salary effective March 1, 2018 from $385,000 to $397,500; and Mr. Wohler’s base salary from $395,000 to $400,000 effective March 1, 2018. NEO salaries target, and are within a competitive range of, the median of the Peer Group. The referenced base salaries are noted in the table above.

Short-term Performance-Based Non-Equity Incentive Compensation

Short-term incentive bonuses are paid to NEOs based on successful achievement of corporate performance targets. For those executives who lead a business unit, a portion of the short-term cash incentive award is tied to the business unit’s performance, as shown in the table below. Some executives also have individual goals.

	Target Bonus (% of Base Salary)	Performance Factor Weighting
Name		Corporate	Business Unit	Individual Goals
Ravi Saligram	100%	100%	—	0%
Sharon Driscoll	75%	85%	—	15%
Jeff Jeter(1)	60%	30%	50%	20%
Karl Werner(2)	60%	30%	50%	20%
Todd Wohler	50%	70%	—	30%
Jim Barr(3)	—	—	—	—

(1)	Mr. Jeter’s business unit measure is based on United States revenue.
(2)	Mr. Werner’s business unit measure is based on International revenue.
(3)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

Corporate performance targets are set based on the Company’s strategic objectives, as measured, in 2018, by three key financial results: agency proceeds, diluted adjusted EPS attributable to stockholders and OFCF. The Company must meet a minimum threshold level in each of these measures before a bonus payout is earned for that measure, and a maximum payout level is set for each measure. The target, minimum and maximum levels for each metric are based on the Board-approved budget for the year.

Corporate Performance for the 2018 STI Plan

The table below shows the target, minimum and maximum performance level for each performance measure for 2018.

Performance Levels

Measure ($ millions except EPS)	Threshold	Target	Maximum
Diluted adjusted EPS attributable to stockholders ($)	1.01	1.12	1.23
Agency proceeds	656	735	813
OFCF(1)	122	132	145

(1)	OFCF is targeted to be equal or greater than net income, and as such the minimum threshold for the 2018 STI for this measure was set to be 100% of budgeted net income.

In assessing actual corporate performance against stated metrics, the Compensation Committee considers unusual, unbudgeted items for potential adjustment in calculating operating financial results and determining incentive payouts. The Committee bases any adjustments on a consideration of the particular facts, and our adjustment principles. In particular, we seek to create a strong alignment between compensation and shareholder value creation, where management is consistently incentivized to make the right long-term decisions for shareholders and is not inadvertently discouraged from doing so. As part of this process, we will consider unbudgeted items, non-cash accounting entries, certain asset disposals and other items not in the normal course of business for potential adjustment.

In determining actual 2018 corporate performance against the above-mentioned targets, and the resulting STI payouts, the Compensation Committee made certain adjustments to the Company’s operating results to eliminate the impact of certain non-recurring and extraordinary items as follows:

(1)	Adjustments to all results for the difference in actual versus planned foreign currency rates;
(2)	Adjustment to agency proceeds for the impact of our partial harmonization of buyer fees on revenue (only including 50% of the incremental revenue increase related to the buyer fee increase);
(3)	Adjustments to diluted adjusted EPS attributable to stockholders for:
•	proceeds on disposition of an equity investment, and
•	the effect of various unplanned tax matters; and
(4)	Adjustments to operating cash flows for:
•	the effect of the deemed permanent increase in inventory related to the non-rolling stock contract with the U.S. Department of Defense and Logistics Agency;
•	proceeds on disposition of an equity investment;
•	the effect of various unplanned tax matters; and
•	the unplanned positive impact of the adoption of ASU 2016-15 Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.

Giving effect to the above-described adjustments for the purposes of determining STI performance: (i) agency proceeds decreased from $729.1 million to $719.2 million; (ii) diluted adjusted EPS attributable to stockholders increased from $1.08 to $1.17; and (iii) OFCF increased from $111.9 million to $130.0 million, resulting in a total corporate performance factor of 114% for our CEO.

Based on the performance shown above, the following cash incentive awards were approved for 2018:

Name	Target Incentive (% of salary)	Target Incentive ($)	Actual Incentive ($)	Actual Incentive (% of Target)
Ravi Saligram	100%	1,000,000	1,138,380	114%
Sharon Driscoll(1)	75%	335,646	388,297	116%
Jeff Jeter	60%	246,000	243,074	99%
Karl Werner	60%	238,500	255,884	107%
Todd Wohler	50%	200,000	228,394	114%
Jim Barr(2)	—	—	—	—

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018.
(2)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

Long-term Equity-Based Incentive Compensation

The Company grants two types of long-term equity-based awards to NEOs: PSUs and stock options. Our equity-based incentive plan is market competitive, 100% performance linked, and aligned with shareholder interests.

We have eliminated RSUs from our annual long-term incentive award mix to better align the compensation of our executives with the outcomes for our shareholders. We occasionally award RSUs to executives on a very targeted basis, primarily to new hires, to provide compensation for equity awards forfeited at a former employer or to provide retention for business-critical employees where there is a real retention risk.

Grants of PSUs under our long-term incentive plans are based on corporate performance goals and set as target percentages of participants’ base salaries. Grants of stock options are set as target percentages of the participants’ base salaries. For 2018 NEOs grants range from 100% to 280% of annual base salary.

As long-term incentives represented approximately 58% of the CEO’s direct compensation and between 38% and 46% of NEOs’ direct compensation mix in 2018, the value derived from these incentives strongly impacts the pay for performance relationship.

Target Equity Grant Values

Name	PSU	Stock Options	Total
Ravi Saligram	1,400,000	1,400,000	2,800,000
Sharon Driscoll(1)	335,646	335,646	671,292
Jeff Jeter	205,000	205,000	410,000
Karl Werner	198,750	198,750	397,500
Todd Wohler	200,000	200,000	400,000
Jim Barr(2)	—	—	—

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018.
(2)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

PSU Awards

The Company generally grants PSUs annually, early in the year. PSU awards vest on the third anniversary of the effective date of the grant, contingent on achievement of performance targets measured over three years. These performance and market factors are critical elements of the Company’s strategic objectives, as they represent growth and operational efficiency and contribute to increased shareholder value over the long-term. The number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

Effective with the 2019 PSU award, we modified the measures used to determine payouts to better support our business strategy, drive long-term performance and promote retention of key talent. In particular, we added a cash flow measure as cash generation is a unique strength of the Company’s business model, is critical to our investors, funds our dividend and is a strong indicator of the financial health and value of the business. For 2019 we will have three equally weighted metrics ROIC, earnings CAGR and OFCF per share — that are aligned with long term shareholder value creation.

We also discontinued the use of TSR as a modifier, beginning with the 2019 PSU awards, as we do not have enough true business competitors to properly measure industry out-performance or under-performance, which is the primary role of a relative TSR metric. Even without a relative TSR measure, the payout value of our long-term incentive awards is significantly affected by our share price performance, as value of the award is based on share price at the end of a three year period. The Compensation Committee will retain discretion to modify payouts based on relative and absolute performance.

2018 PSU Awards

The 2018 PSU awards, granted in March 2018, vest based on performance factors related to ROIC and Earnings CAGR, as well as a TSR market factor modifier, over the three-year period ending December 31, 2020. The 2018 PSU awards vest in March 2021.

Performance Factor	Weighting Factor
ROIC	50%
Earnings CAGR	50%

The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.

Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	Less than 10.0%	0%
	10.0%	50%
	12.0%	100%
	Greater than or equal to 14.0%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%

Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three-year period ending December 31, 2020.(1)	At or equal to the bottom quartile	(25%)
	Above the bottom quartile	0%
	Top quartile(1)	25%

(1)	Although the number of vested PSUs could be increased, the 200% cap cannot be exceeded.

The TSR comparison group comprises the companies listed below:

TSR Peer Company	Caterpillar Inc.	Deere & Company	Terex Corporation	AGCO Corporation	Astec Industries, Inc.	Granite Construction Incorporated	D.R. Horton, Inc.	PulteGroup, Inc.	Fluor Corporation (Non-res, Civil Engineering)	KBR, Inc. (Non-res, Civil Engineering)	Finning International Inc.	Wajax Corporation	Toromont Industries Ltd.	Rocky Mountain Dealerships Inc.	United Rentals, Inc.	Titan Machinery Inc.	H&E Equipment Services, Inc.	Strongco Corporation	Generac Holdings Inc.	Halliburton Company	KAR Action Services, Inc.	Copart, Inc.	Liquidity Services, Inc.	eBay Inc.	Sotheby's	PACCAR Inc.	Rush Enterprises, Inc.
Auction/Business services																					●	●	●	●	●
Equipment Distributers/Rentals											●	●	●	●	●	●	●	●	●
Machinery	●	●	●	●	●
Oil & Gas Exposure																				●
Transportation																										●	●
US Construction exposure						●	●	●	●	●

The NEOs were awarded the following PSUs for 2018:

Name	PSUs(1)
Ravi Saligram	43,777
Sharon Driscoll	10,600
Jeff Jeter	6,410
Karl Werner	6,215
Todd Wohler	6,254
Jim Barr(2)	—
Total	73,256

(1)	Excludes dividend equivalent rights accrued after the date of the grant, which are subject to the same vesting conditions as the underlying PSU awards.
(2)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

2017 PSU Awards

The 2017 PSU awards, granted in March 2017, vest based on the same performance factors and TSR peer group as the 2018 PSU awards, as well as a TSR market factor modifier, over the three-year period ending December 31, 2019. The 2017 PSU awards vest in March 2020.

The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.

Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	Less than 8.3%	0%
	8.3%	50%
	10.5%	100%
	Greater than or equal to 12.8%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 10.00%	0%
	10.00%	50%
	20.00%	100%
	Greater than or equal to 32.00%	200%

Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three-year period ending December 31, 2019.(1)	At or equal to the bottom quartile	(25%)
	Above the bottom quartile	0%
	Top quartile(1)	25%

(1)	Although the number of vested PSUs could be increased, the 200% cap cannot be exceeded.

2016 PSU Awards

The 2016 PSU awards, granted in March 2016, vested in March 2019. Effective March 1, 2018, the 2016 PSU awards, granted in March 2016, were modified to reflect to the IronPlanet acquisition and the resulting change in the debt structure of the Company. Specifically, the performance period over which the performance and market factors are measured was divided in half such that the first half ended in the reporting period in which IronPlanet was acquired (June 30, 2017), and the second half commenced post-acquisition. In addition, the performance factor applied in the second half of the performance period was modified from the original performance factor that was applied in the first half of the performance period.

The original performance factor was based on:

•	RONA calculated as at a point in time; and
•	Earnings CAGR over a 36-month performance period ending December 31, 2018.

The modified performance factor divided the original 36-month performance period into two, 18-month periods, each with equal 50% weighting on the overall performance factor.

The first performance period was based on:

•	RONA calculated as at a point in time; and
•	Earnings CAGR over an 18-month performance period ending June 30, 2017.

The second performance period was based on:

•	ROIC calculated as at a point in time; and
•	Earnings CAGR over an 18-month performance period ending December 31, 2018.

The market factor, which is based on relative TSR over the three-year period ending December 31, 2018, remained unchanged.

Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three years ending December 31, 2018.(1)	At or equal to the bottom quartile	(25%)
	Above the bottom quartile	0%

(1)	The TSR comparison group comprises the companies described on page 71.

The following table sets forth the modified performance factor weightings for the first 18-month performance period ended June 30, 2017:

Performance Factor(1)	Weighting Factor
RONA	50%
Earnings CAGR	50%

(1)	Target for the 18-month period ending June 30, 2017.

The percentage of PSUs that vested at the end of the three-year vesting period were determined in accordance with the following definitions and targets. With respect to the RONA and earnings targets for the first 18-month performance period, the number of PSUs that were eligible for vesting were calculated by interpolating between the minimum, target and maximum thresholds based on actual performance.

Performance measurement	RONA	Associated Level of Vesting (% of target award subject to RONA)
RONA	Less than 25.30%	0%
	25.30%	50%
	25.80%	100%
	Greater than or equal to 26.80%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%

As a result of the performance during the 18-month performance period ending June 30, 2017, and after applying the appropriate weighting to the above-mentioned performance measures, the first half performance factor achievement was 100% of target (RONA of 27.30% and earnings CAGR of 5.00%). This first half performance period achievement was weighted at 50% when the total 2016 PSU awards that vested in March 2019 was determined.

The following table sets forth the modified performance factor weightings for the second 18-month performance period ended December 31, 2018:

Performance Factor(1)	Weighting Factor
ROIC	50%
Earnings CAGR	50%

With respect to the ROIC and earnings targets for the second 18-month performance period, the number of PSUs eligible for vesting were calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	Less than 7.0%	0%
	7.0%	50%
	8.3%	100%
	Greater than or equal to 11.0%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 10.00%	0%
	10.00%	50%
	25.00%	100%
	Greater than or equal to 35.00%	200%

As a result of the performance during the 18-month performance period ending December 31, 2018, and after applying the appropriate weighting to the above-mentioned performance measures, the second half performance factor achievement was 185.2% of target (ROIC of 10.2% and earnings

CAGR of 39.00%). This second half performance period achievement was weighted at 50% when the 2016 PSU awards that vested in March 2019 was determined.

As a result of the performance during the 36-months period ending December 31, 2018, and after applying the appropriate weighting to the above-mentioned performance measures in both performance periods, the 2016 PSU awards vested in March 2019 at 142.6% of target. The Company’s TSR was above the bottom quartile relative to the TSRs of each company in the comparison group, and as such no adjustment was applied to the number of awards that vested in March 2019.

Special Equity Awards

In November 2017, in connection with our acquisition of IronPlanet, our Compensation Committee approved retention awards to a small number of key employees, including one NEO. These were one-time awards of cliff-vested RSUs, made in recognition of the need to retain the individuals who were most critical to the continued successful integration of IronPlanet and the strategic transformation of the Company. These equity awards will vest on November 15, 2020. The special retention awards were not, and are not, intended to become an element of our ongoing executive compensation philosophy. The special retention awards to our NEOs consisted of 42,889 RSUs to Jeff Jeter. These awards remain subject to the recipient’s continued employment for 36 months from the date of grant. The awards would be forfeited upon an earlier termination of employment, other than for retirement, involuntary termination in connection with a change in control, or death.

In March 2018, our Compensation Committee approved RSU awards to employees who had participated in the 10-10 Deferred Compensation Plan that was terminated in December 2017, including three NEOs. These were one-time awards, of cliff-vested RSUs, made in recognition of the discontinuation of the plan and loss of the opportunity to participate and receive a company match of the employee contributions. These equity awards will vest on February 28, 2021. These awards were not, and are not, intended to become an element of our ongoing executive compensation philosophy. These RSU awards to our NEOs consisted of 3,912 RSUs to Sharon Driscoll, 3,401 RSUs to Karl Werner and 3,424 RSUs to Todd Wohler.

2018 Stock Option Awards

The Company generally grants stock options annually, within the time and manner set out under the Stock Option Policy, as discussed under “Executive Compensation Tables — Stock Option Plan” on page 87. Stock options have an exercise price equal to the grant price, which is defined as the closing price of the Company’s common shares on the NYSE on the date of the grant. Awards vest in equal amounts annually over three years from the date of the grant and are subject to a term of 10 years. The NEOs were awarded the following stock options for 2018:

Name	Stock Options
Ravi Saligram	176,992
Sharon Driscoll	42,857
Jeff Jeter	25,917
Karl Werner	25,127
Todd Wohler	25,285
Jim Barr(1)	—
Total	296,178

(1)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

Total shares awarded to NEOs in 2018 under the LTI Plan as a percentage of total shares outstanding at December 31, 2018 is 0.35%.

New-Hire Awards Granted

In connection with the hiring of Mr. Saligram as CEO in July 2014 and of Ms. Driscoll as CFO in July 2015, the Company granted sign-on grants to Mr. Saligram and Ms. Driscoll.

CEO 2014 sign-on grant

The Company made a one-time grant of 338,249 stock options (“SOG Options”) and 102,376 PSUs (“SOG PSUs”) to Mr. Saligram in 2014 upon his appointment as CEO.

The SOG Options:

•	have a term of ten years; and
•	vest at a rate of 20% per year.

All of the SOG Options granted to Mr. Saligram in connection with his hiring:

•	will vest immediately and be exercisable for 90 days after termination in the event of termination without cause after the first 36 months of employment, subject to the terms and conditions of the Company’s Amended and Restated Stock Option Plan (“Stock Option Plan”);
•	will be cancelled in the event of resignation (other than retirement) if unvested, and, if vested, must be exercised within 90 days of termination;
•	will continue to vest in accordance with the original grant schedule and, if unvested be exercisable until the earlier of the original expiry date or the third anniversary of retirement in the event of retirement, after July 7, 2019 (entitlement to such retirement-related benefits will not apply in the event of retirement prior to July 7, 2019);
•	in the event of termination for cause, will be cancelled, if unvested, and, if vested, must be exercised within 30 days of termination, subject to the terms and conditions of the Stock Option Plan; and
•	will vest and be exercisable in the event of his death.

The SOG PSUs become eligible for vesting at a rate of 25% per year starting on the second anniversary of the grant date, with the actual number of units to vest to be determined based on achievement of pre-established performance criteria. The number of SOG PSUs that vest will be determined by the Board based on the Company’s absolute TSR performance over applicable rolling two-, three-, four- and five-year periods.

The Compensation Committee on September 11, 2018, amended the SOG PSUs to (i) align the SOG PSUs with the adjusted performance periods used for the 2016 and 2017 PSU grants awarded to other employees and executives, which were similarly adjusted to focus on performance following the IronPlanet acquisition; and (ii) to better align the potential payouts under the remaining SOG PSU award tranches with the stock price performance and increased market capitalization since Mr. Saligram’s appointment and his contribution to that performance.

The SOG PSUs were amended in accordance with the terms of Mr. Saligram’s grant agreement that allows the Board to consider adjustments based on TSR performance and to adjust the performance periods used for determining the TSR compound annual growth rate for the PSUs scheduled to vest on the fourth and fifth anniversaries of the grant date. The amendment adjusted the periods for measuring TSR for the fourth- and fifth-year vesting periods following the grant date, with these performance periods now commencing on July 1, 2017 and ending on the fourth and fifth anniversaries of the grant date, respectively.

Accordingly, the third tranche of Mr. Saligram’s sign on grant PSUs vested on August 11, 2018 on the four-year anniversary of the grant date. The number of PSUs that vested and were issuable was determined based on the Company’s amended absolute TSR performance over the adjusted period from July 1, 2017 through the vest date. The amended absolute TSR performance for this period was 118.8% of target. Therefore, Mr. Saligram received 33,188 vested PSUs.

CFO 2015 sign on grant

As part of the compensation arrangement agreed to with Ms. Driscoll, to compensate for equity awards from her previous employer that she forfeited upon joining the Company, Ms. Driscoll received a one-time sign-on grant of $225,000 payable as follows:

•	$75,000 in the form of 10,654 stock options, with the number of options calculated as of the grant date using the Black-Scholes option pricing model;
•	$75,000 in the form of 2,737 PSUs, with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Executive PSU Plan (details of this plan can be found on page 89); and
•	$75,000 in the form of 2,737 RSUs granted pursuant to the Executive RSU Plan (details of this plan can be found on page 90), with the number of RSUs calculated by reference to the volume weighted average trading price of the Company’s common shares in accordance with the Executive RSU Plan. The RSUs vest ratably over three years, beginning on August 11, 2016, and annually thereafter.

Deferred Compensation

The Ritchie Bros. Auctioneers (America) Inc. Deferred Compensation Plan was effective January 1, 2018. It provides certain executives in the United States the opportunity to defer a portion of their base salary and/or a portion of their bonuses under the U.S. Deferred Compensation Plan. The contributions to this plan are not matched by the Company.

See “Non-Qualified Deferred Compensation for 2018 — U.S. Deferred Compensation Plan” on page 95 for a summary of the material terms of the U.S. Deferred Compensation Plan

Other Compensation

The NEOs are eligible to participate in the ESPP under the same terms and conditions as all eligible employees. Employees can contribute up to 4% of their base salary and will receive an employer match that ranges from 50% – 100% based on their length of service and an overall company match maximum. Shares are purchased monthly on the open market at prevailing market prices.

In the United States, the Company also offers a tax-qualified 401(k) plan to all employees. The 401(k) plan provides for an employer match of 50% (up to $3,500) of all eligible contributions.

In Canada, we offer a RRSP to all full-time employees. The RRSP provides for an employer matching contribution of 50% (up to C$3,500) of all eligible contributions.

We also provide certain other compensation to our NEOs. We provide a car allowance to Mr. Saligram, Ms. Driscoll, Mr. Wohler, and Mr. Barr. We reimburse, subject to an annual limit, professional advice concerning tax planning and compliance when executives are required to work outside of their country of residence.

All perquisites and personal benefits that, in 2018, in aggregate exceeded $10,000 in value for any NEO are identified and quantified under “All Other Compensation” in the “Summary Compensation Table” on page 83. The Compensation Committee believes the foregoing elements of compensation are aligned with market practice and appropriate given the relatively low cost to the Company.

Compensation Peer Group

The Company’s executive compensation program is designed to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our shareholders and customers.

In 2018, the Company auctioned $4.96 billion of machinery, through various channels including live and on-line auctions. Our teams manage the acquisition, transportation, maintenance, financing, sale, and delivery of this equipment in a global marketplace that operates both on-site and online across four continents in 21 languages. They also manage the funds the auctions generate. Executives who can manage operations of this scale and complexity, have experience in the relevant geographic markets, drive cash flow and execute our transformation roadmap to invigorate earnings growth, expect and deserve compensation commensurate with the scope of their roles and their capabilities.

Our Company is unique. Over the past three years, the Compensation Committee has been working with its independent consultant, Meridian, to identify and select fair and appropriate market data peers against which to benchmark the Company’s compensation program.

In 2016, as a result of this rigorous analysis, we made several changes to our Peer Group for 2017. These changes included: (i) using multiple financial metrics, in addition to revenue, to identify and select appropriate peers; and (ii) modifying the sectors from which we draw peers.

In 2017, after the acquisition of IronPlanet and the evolution of the Company to a multi-channel platform, using the same rigorous analysis and the same independent consulting firm, we added four digital peers to our Peer Group: Costar Group Inc., Etsy, Inc., GrubHub, Inc., Stamps.com Inc.

We use the competitive range around median compensation of companies in the selected Peer Group as a starting point, then we use judgment to set compensation, also taking into account scope of responsibilities, criticality of role, performance and experience.

In accordance with rigorously defined qualitative and quantitative criteria, and in consultation with independent advisers as well as the CEO and the CHRO, the Compensation Committee has refined the Peer Group to include the companies listed in the table on page 79.

Our Peer Group includes 19 companies from seven sectors, representing companies in related businesses and our customer industries — Diversified Support Services; Trading and Distribution; Construction and Engineering; Oil & Gas Equipment Services; Specialized Consumer Services (Sotheby’s), digital peer companies, and a financial-market exchange (TMX). The only change from the 2017 Peer Group is the removal of Swift Transportation Company, which was acquired by Knight Transportation, Inc.

The table on the following page examines both the non-financial and financial components that were evaluated when determining our choice of peers. In the non-financial columns, bullets indicate companies that share our non-financial considerations; in the financial columns, a bullet shows that the relevant metric for that company was considered to fall within an appropriate range of the Company.

Our current Peer Group is as follows:

	Non-Financial/ Qualitative Considerations			Financial Size Parameters
Company	Auction/Market Place/Digital	Customers	Talent Competitor	Revenue	GTV	Market Cap	Cash Flow	Operating Income	EBITDA	Gross Margin
Copart, Inc.	●		●	●	●					●
CoStar Group, Inc.	●		●	●			●	●	●	●
Etsy, Inc.	●		●	●		●	●	●	●	●
Finning International Inc.		●	●		●	●	●	●	●	●
Generac Holdings Inc.			●	●	●	●	●	●	●	●
Granite Construction Incorporated		●	●	●	●	●	●	●	●
GrubHub Inc.	●		●	●		●	●	●	●	●
H&E Equipment Services, Inc.			●	●			●	●	●	●
Herc Holdings Inc.		●	●	●	●			●	●	●
KAR Auction Services, Inc.	●		●		●	●				●
KBR, Inc.					●	●	●	●	●
Mobile Mini, Inc.			●	●		●	●	●	●	●
Precision Drilling Corporation		●		●			●		●	●
RPC, Inc.		●		●	●	●	●	●	●	●
Rush Enterprises, Inc.		●	●		●	●	●	●	●
Sotheby's	●		●	●		●		●	●	●
Stamps.com Inc.	●		●	●		●	●	●	●	●
TMX Group Ltd.	●			●		●	●	●	●	●
Toromont Industries Ltd.		●	●	●	●	●	●	●	●	●

Fair and Appropriate Criteria for Peer-Company Selection

The Company has faced two primary issues in establishing its Peer Group:

(1)	There are no directly comparable, publicly traded auction companies to benchmark against; and
(2)	While reported revenue is generally a reflection of a company’s size, this is not the case for our Company. Rather, our reported revenue is only a percent commission of the total value of the assets we market, transact and sell through our sales channels — our GTV, which is similar to revenue for other companies. As such, a peer group based on revenue as a significant factor would not reflect the complexity of our business.

Despite the fact that we act as, and require the infrastructure of, an equipment dealer, our revenue calculations resemble those of a broker (commission only). Thus, our revenue does not reflect our scope, complexity and size relative to other companies. Our support infrastructure, including our physical plant, sales, marketing, operations, finance, and legal teams, have been built to facilitate the volume and value of transactions through our sales channels — not simply the percent commission we retain as revenue.

As such, our GTV is more akin to Gross Revenue at other equipment distributors, who sell from inventory. For this reason, when building an appropriate peer group, the Compensation Committee working with independent advisers, selected companies with revenue levels similar to our reported GTV.

With no direct peers among Industrial Auction firms, we consider candidates from related sectors such as Construction, Engineering and Diversified Support Services. Because revenue understates our size and complexity from an operational and management perspective, we examine multiple metrics in addition to reported revenue — including GTV, market capitalization, net income, EBITDA, and gross margin — to compare our size against that of peer group candidates. Given the unique operating margins we generate as a result of reporting our commission as revenue, we also evaluated our placement in the peer group by comparing our ‘peers’ reported revenue to a multiple of our revenue, which was calculated as our net income divided by the median net income to revenue ratio from the ISS published peer group for the Company.

On the qualitative level, we favor growth companies with the following characteristics:

•	global auction/marketplace operations
•	serving a similar customer base or customers for the equipment we auction
•	competing for a similar pool of talent

To reflect our shareholders’ primary source of financial value, we focus on the following quantitative metrics:

•	revenue — which we compare against the Company’s GTV and a multiple of revenue
•	market capitalization
•	cash flow
•	operating income
•	EBITDA
•	gross margins

While GTV is not considered a measure of financial performance or liquidity, and is not presented in the Company’s consolidated financial statements, it is highly relevant in measuring the health, size and growth of the business, and, for our business, is a stronger indicator of company size and complexity than reported revenue. Management and the Compensation Committee believe that comparing GTV over different financial periods provides useful comparative information about our revenue and net income.

The graph below presents the size-appropriateness of our peer group: with the Company’s results shown as the baseline (1.0x), the majority of peers fall within the target range of 1/3x to 3.0x the Company’s results in each financial metric.

Target Size Range 1/3 – 3x RBA[1]
Revenue
(△=GTV; △/△ = GAAP Revenue / Net Income Multiple)
RBA GTV△ at the 90th Percentile; GAAP Revenue △ and Net Income Based Multiple △ at the 37th / 45th Percentile
Market Capitalization
RBA (△) at the 73rd Percentile
Cash Flow From Operations[2]
RBA (△) at the 10th Percentile
Operating Income
RBA (△) at the 32nd Percentile
EBTIDA
RBA (△) at the 38th Percentile
Gross Margin
RBA (△) at the 80th Percentile
1/3x
1.0x
3x
Multiple of Ritchie Bros. Auctioneers (△=RBA)

[1] *Amounts for Canadian peers were converted to USD for purposes of this analysis using an average exchange rate of CAS1 to S0.7704 for 2018*

[2] *Excluding peers with negative reported Cash Flow from Operations*

The Compensation Committee believes these selected companies comprise a reasonable and useful Peer Group for purposes of evaluating the competitiveness and appropriateness of the Company’s compensation program.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2019 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Submitted by the members of the Compensation Committee of the Board of Directors:

Sarah Raiss, Chair
Robert G. Elton
J. Kim Fennell
Erik Olsson

Executive Compensation Tables

Summary Compensation Table

A summary of the compensation paid to our NEOs for each of the 2016, 2017 and 2018 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” on page 47.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Ravi Saligram Chief Executive Officer	2018	1,000,000	—	1,372,420	1,357,316	1,138,380	173,373	5,041,489
	2017	1,000,000	—	1,208,422	1,250,008	513,100	163,555	4,135,085
	2016	1,000,000	—	1,474,774	1,250,002	973,505	171,944	4,870,225
Sharon Driscoll(7) Chief Financial Officer	2018	447,528	—	457,416	328,662	388,297	48,645	1,670,548
	2017	423,720	—	239,842	248,100	267,186	78,507	1,257,355
	2016	414,920	—	239,542	203,037	262,552	100,089	1,220,140
Jeff Jeter(8) President, Sales U.S.	2018	405,833	—	200,962	198,752	243,074	50,044	1,098,665
	2017	224,583	—	1,337,132	192,500	82,622	20,497	1,857,334
	2016	—	—	—	—	—	—	—
Karl Werner(8)(9) President, International	2018	394,895		303,585	192,694	255,844	35,159	1,182,217
	2017	—	—	—	—	—	—	—
	2016	—	—	—	—	—	—	—
Todd Wohler(9) Chief Human Resources Officer	2018	428,479		305,560	193,906	228,394	53,371	1,209,710
	2017	—	—	—	—	—	—	—
	2016	395,000		233,014	197,502	192,267	69,449	1,087,232
Jim Barr(10) Former Group President, Emerging Business, Brand Innovation and Technology Services	2018	77,705	—	—	—	—	1,454,901	1,532,605
	2017	550,000	—	372,194	385,001	482,511	108,571	1,898,277
	2016	550,000	—	454,230	385,004	242,722	94,620	1,726,576

(1)	Amounts reported reflect the base salary earned by the NEOs.
(2)	Amounts paid under the Company’s short-term incentive plan are reported in the “Non-Equity Incentive Plan Compensation” column.
(3)	The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(f) and Note 25 to our financial statements for the fiscal year ended December 31, 2018, without taking into account estimated forfeitures.

With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the at target vesting of 100% of the PSUs and RSUs awarded. Assuming the highest level of performance is achieved, which would result in the vesting of 200% of all PSUs and 100% of all RSUs, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:

Named Executive Officer	2018 ($)	2017 ($)	2016 ($)
Ravi Saligram	2,907,943	2,416,845	2,949,547
Sharon Driscoll	704,129	479,684	479,083
Jeff Jeter	425,805	1,519,263	—
Karl Werner	412,825	—	—
Todd Wohler	415,421	—	466,028
Jim Barr	—	744,388	908,461

The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs and RSUs and will only be distributed upon the vesting, if any, of the PSUs and RSUs under the terms of the respective plans.

(4)	The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(f) and Note 25 to our financial statements for the fiscal year ended December 31, 2018, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2018, see “2018 Grants of Plan-Based Awards” and the narrative discussion that follows.
(5)	Reflects amounts earned under the Company’s short-term incentive plan in the relevant year, regardless of whether paid in the following year.
(6)	Reflects compensation in 2018 to:
•	Mr. Saligram representing a car allowance ($24,000), tax preparation reimbursement ($16,306) and dividend equivalents corresponding to PSUs ($133,067);
•	Ms. Driscoll representing a car allowance ($18,518), the Company’s matching contribution to the ESPP ($8,951), and dividend equivalents corresponding to PSUs ($18,763) and RSUs ($2,413);
•	Mr. Jeter representing the Company’s matching contribution to the ESPP ($8,117), the Company’s matching contribution to the 401(k) plan ($3,500), and dividend equivalents corresponding to PSUs ($7,985) and RSUs ($30,442);
•	Mr. Werner representing the Company’s matching contribution to the ESPP ($15,817), the Company’s matching contribution to the 401(k) plan ($3,500) and dividend equivalents corresponding to PSUs ($14,031) and RSUs ($1,811);
•	Mr. Wohler representing a car allowance ($18,646), tax preparation reimbursement ($4,760), the Company’s matching contribution to the ESPP ($7,983), the Company’s matching contribution to the 401(k) plan ($3,500), the Company’s contribution to the U.S. Deferred Compensation plan for contributions made in December 2017 ($1,646) and dividend equivalents corresponding to PSUs ($15,012) and RSUs ($1,824); and
•	Mr. Barr representing the annual taxable value of personal use of a Company car under Internal Revenue Service regulations ($1,143), the Company’s matching contribution to the ESPP ($438), the Company’s matching contribution to the 401(k) plan ($2,000), the Company’s contribution to the U.S. Deferred Compensation plan for contributions made in December 2017 ($2,292) and dividend equivalents corresponding to PSUs ($5,278) and a separation of employment payment ($1,443,750) pursuant to his employment agreement.

(7)	Ms. Driscoll is paid in Canadian dollars. Amounts reported converted based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018, C$1 to $0.7704 for 2017, and C$1 to $0.7544 for 2016.
(8)	Mr. Jeter’s and Mr. Werner’s 2016 compensation has been omitted because they were not NEOs in 2016.
(9)	Mr. Werner’s and Mr. Wohler’s 2017 compensation has been omitted because they were not NEOs in 2017.
(10)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of Ravi Saligram, our CEO, in each case, inclusive of compensation under non-discriminatory benefit plans.

For 2018, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than our CEO), was $42,801;
•	the annual total compensation of our CEO was $5,041,489; and
•	based on this information, for 2018 the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO was 1 to 118. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

We used the following material assumptions, adjustments, and estimates to identify the median employee as of December 31, 2018, to determine the median of the annual total compensation of all our employees other than our CEO and to determine the annual total compensation of the median employee and our CEO:

•	We determined that, as of December 31, 2018, our employee population consisted of approximately 4,402 individuals working at our parent company and consolidated subsidiaries. This population consisted of our full-time, part-time, and temporary employees. We had no seasonal employees as of December 31, 2018.
•	As permitted under SEC rules, we adjusted the employee population to exclude 237 non-United States employees (or approximately 4.6% of the employee population), including all employees from the following foreign jurisdictions: Belgium (2), China (13), Denmark (3), Finland (14), France (21), Germany (26), Hong Kong (1), Ireland (12), Italy (24), Japan (4), Panama (1), Poland (8), Portugal (2), Romania (1), Singapore (4), Spain (27), Sweden (8), Turkey (3), United Arab Emirates (30) and United Kingdom (33). Following these exclusions, our adjusted employee population was 4,168, of which 2,231 were part-time or temporary employees.
•	We calculated, for each employee in the adjusted employee population, the compensation that would have been disclosed in our Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee had been a Named Executive Officer for fiscal 2018, and added the estimated aggregate value of the employee’s compensation under non-discriminatory benefit plans. The employee in the adjusted employee population who received the median amount of compensation was identified as the median employee.
•	For both the median employee and our CEO, we included the estimated aggregate value of the employee’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits and (ii) group life insurance.

2018 Grants of Plan-Based Awards

The following table provides information related to grants of plan-based awards to our NEOs during the 2018 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Stock Units (#)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Target ($)	Maximum ($)	Target ($)	Maximum ($)	(#)	(#)	($/Share)	($)
Ravi K. Saligram		1,000,000	2,000,000
	1-Mar-18(3)			1,372,420	2,744,841				1,372,420
	1-Mar-18(4)						176,992	32.16	1,357,316
Sharon Driscoll(5)		335,646	646,119
	1-Mar-18(3)			332,317	664,635				332,317
	1-Mar-18(6)					3,912			125,098
	1-Mar-18(4)						42,857	32.16	328,662
Jeff Jeter		246,000	467,500
	1-Mar-18(3)			200,962	401,923				200,962
	1-Mar-18(4)						25,917	32.16	198,752
Karl Werner		238,500	453,150
	1-Mar-18(3)			194,835	389,669				194,835
	1-Mar-18(6)					3,401			108,750
	1-Mar-18(4)						25,127	32.16	192,694
Todd Wohler		200,000	370,000
	1-Mar-18(3)			196,060	392,120				196,060
	1-Mar-18(6)					3,424			109,500
	1-Mar-18(4)						25,285	32.16	193,906
Jim Barr(7)		—	—	—	—	—	—	—	—

(1)	Represents the possible payout under our short-term incentive plan for 2018. For amounts actually paid under these awards, see “— Summary Compensation Table” on page 83.
(2)	Represents the grant date fair value of stock and option awards measured in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2(f) and Note 25 to our financial statements for the fiscal year ended December 31, 2018, without taking into account estimated forfeitures. With respect to PSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the vesting of 100% of the PSUs awarded.
(3)	Represents PSUs granted in 2018 under the Executive PSU Plan, and excludes dividend equivalents.
(4)	Represents stock options granted in 2018 under our Stock Option Plan.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported to Ms. Driscoll are converted based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018.
(6)	Represents Special Equity Award RSUs granted in 2018 under the Executive RSU Plan and excludes dividend equivalents.
(7)	Mr. Barr ceased to be employed by the Company on February 16, 2018.

Stock Option Plan

The Company’s Amended and Restated Stock Option Plan permits the Company to grant to eligible persons options that are exercisable to purchase common shares of the Company at a specified exercise price. Up to 13,700,000 common shares may be issued pursuant to the Stock Option Plan. While the Stock Option Plan provides flexibility regarding the terms of individual grants, all grants to the NEOs in 2018 were made in accordance with the Company’s current Stock Option Policy, which provides that:

•	The exercise price of each option will be equal to the closing price of the Company’s common shares on the NYSE on the date of grant;
•	Vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and
•	Options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries are set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time. The Stock Option Policy provides for the following terms, unless otherwise determined by the Compensation Committee, and such terms were incorporated into the 2018 option grants to NEOs:

•	in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options, and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;
•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options, and the optionee has 90 days to exercise vested options;
•	in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date;
•	in the case of death, all unvested options vest immediately, and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or
•	in the case of termination with cause, all options expire immediately upon termination.

The Compensation Committee may incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionee to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionee to exercise the option in respect of such shares; provided, that the Stock Option Plan imposes restrictions on the acceleration of vesting of options in connection with a change of control.

The Stock Option Policy prohibits the granting of options during a blackout period. In addition, it prohibits the granting of options to our non-executive directors. With respect to continuing employees that are to receive options, the Company’s policy is to make such grants annually, as of the fifth business day following the release of the Company’s results for the most recently completed fiscal year.

IronPlanet Stock Plans

Pursuant to the acquisition of IronPlanet in 2017, the Company assumed all outstanding unvested stock options (the “IronPlanet Options”) granted under the IronPlanet, Inc. 1999 Stock Plan (the “1999 IronPlanet Stock Plan”) and IronPlanet Holdings, Inc. 2015 Stock Plan (the “2015 IronPlanet Stock Plan”, and together with the 1999 IronPlanet Stock Plan, the “IronPlanet Stock Plans”). By the terms of the merger agreement and the stock option assumption notice provided to IronPlanet Option holders, the IronPlanet Options were automatically converted into options to acquire an aggregate of 737,358 common shares of the Company, with exercise prices per common share adjusted to give effect to the merger. Otherwise, the IronPlanet Options continued to be governed by the respective IronPlanet Stock Plans on the same terms and conditions (including vesting and vesting acceleration provisions) as applicable prior to the effective time of the merger. The Company does not intend to make any additional awards under the IronPlanet Stock Plans.

The terms and vesting of options granted under the IronPlanet Stock Plans are fixed by the respective plan administrator in connection with the grant of each option and set forth in each option agreement. Nonetheless, the option term may not exceed (i) 10 years from the grant date or (ii) such shorter term as may be provided in the option agreement. The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries or affiliates are, (i) under the 2015 IronPlanet Stock Plan, set forth in the option agreement, which provisions may be waived or modified by the Board or Compensation Committee at any time, and (ii) under the 1999 IronPlanet Stock Plan, as follows, unless otherwise determined by the Board or any of its committees:

•	in the case of termination of employment or service other than as provided below, the optionee has up to 3 months after the date of such termination (but in no event later than the expiration date of such option) to exercise the option;
•	in the case of termination of employment or service as a result of such optionee’s total and permanent disability, the optionee may exercise the option within 12 months from the date of termination, or as a result of such optionee’s certain other types of disability, the optionee may exercise the option within 6 months from the date of termination (but in no event later than the expiration date of such option); or
•	in the case of death of the optionee during the term of employment or service or within 30 days following termination of employment or service, the option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of such option).

The IronPlanet Stock Plans’ respective administrator may at any time offer to buy out for a payment in cash or common shares of the Company any option previously granted under the IronPlanet Stock Plans on such terms and conditions as such administrator will establish and communicate to the optionee at the time that such offer is made.

In the event of certain change of control transactions (i) under the 2015 IronPlanet Stock Plan, each outstanding option will be treated as the administrator determines and the administrator need not treat all outstanding options (or portions thereof) in an identical manner, and (ii) under the 1999 IronPlanet Stock Plan, each outstanding option will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, in which case such options will terminate upon the consummation of the transaction.

Performance Share Unit Plans

2015 PSU Plans

The Company’s PSU Plans permit the Company to grant PSUs to employees. A PSU is an award under which the recipient is eligible to earn a payment during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. The PSUs, following vesting, entitle the participant to receive, at the election of the Compensation Committee or the Board, either cash or common shares of the Company, net of applicable withholding taxes. The amount of the payment to be made is calculated based on the number of vested PSUs multiplied by the fair market value of one common share as at the date of vesting, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting.

If the Compensation Committee or the Board determines to satisfy the payment in common shares of the Company, the amount of the payment, net of applicable withholding taxes, will either be satisfied by the issuance of common shares to the participant or by making open market purchases of common shares on behalf of the participant, as determined by the Compensation Committee or the Board, subject to certain restrictions including that vested PSUs held by our NEOs may not be satisfied through open market purchased common shares. The maximum number of common shares that may be issued under the PSU Plans is 1,000,000. No more than 500,000 common shares will be purchased in the open market under the 2015 PSU Plans.

The PSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for PSUs, including the waiver of any vesting restrictions. Additional PSUs are credited on PSUs held by participants corresponding to dividends declared on the common shares. Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and will be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Executive PSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination. Participants in the Executive PSU Plan are generally limited to those employees at the Senior Vice President level or higher.

For purposes of the Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

2013 PSU Plan

The 2013 PSU Plan was amended by the Board in February 2017, which amendment was approved by the shareholders at the Annual and Special Meeting of Shareholders held in May 2017. The 2013 PSU Plan, as amended, now permits the Company to pay SOG PSUs granted under the Sign-On Grant Agreement, dated August 11, 2014 with our CEO, Ravi Saligram, that have vested on or after June 30, 2017 either in cash or by issuing common shares of the Company, as opposed to requiring payment only in cash, and sets the aggregate maximum number of the Company’s common shares reserved for issuance pursuant to payment of the SOG PSUs at 150,000 common shares.

The 2013 PSU Plan governed PSUs granted to employees in 2013 and 2014, all of which have been settled except for the SOG PSU award held by Mr. Saligram. The Company does not anticipate making any future awards under the 2013 PSU Plan. Following the 2013 PSU Plan’s amendment in May 2017, it has substantially the same terms as the Senior Executive PSU Plan, subject to the following. Share settlement is (i) only available for the SOG PSUs, (ii) limited to share issuances from treasury and (iii) capped at an aggregate maximum of 150,000 common shares of the Company. In addition, the 2013 PSU Plan provides that in the event of a change of control, all PSUs recorded in the participant’s PSU account as at the date of such change of control shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of the change of control. Notwithstanding the foregoing, as discussed further under “Executive Employment Agreements — Change of control”, the Company and Mr. Saligram have entered into a change of control agreement for the purpose of providing for acceleration of vesting only in connection with a “double trigger” change of control event.

Restricted Share Unit Plans

On November 8, 2017, the Board approved and adopted the Amended and Restated Senior Executive RSU Plan and the Amended and Restated Employee RSU Plan. For a description of the RSU Plans as amended and restated, see “Proposal Seven: Approval of Amendment No. 1 to the Executive RSU Plan” on page 123 and “Proposal Eight: Approval of Amendment No. 1 to the Employee RSU Plan” on page 127.

RSUs granted prior to November 8, 2017, will continue to be governed by the terms of such plans as in effect prior to November 8, 2017. Such terms differ from the terms set forth in the RSU Plans as amended and restated including, without limitation, by providing for settlement of RSUs only in cash; and, for the Executive RSU Plan, by providing that in the event of a change of control, all RSUs recorded in the participant’s RSU account as at the date of termination will vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of change of control. Notwithstanding the foregoing, as discussed under “Executive Employment Agreements — Change of Control,” Executive Officers have entered into Change of Control agreements with the company for the purpose of providing for acceleration of vesting only in connection with a “double trigger” change of control event.

Outstanding Equity Awards as of December 31, 2018

The following table provides information related to the outstanding stock option awards and share-based awards held by each of our NEOs as of December 31, 2018.

		Option Awards(1)				Share Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date/ Perfor- mance Award Period	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)(3)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)(3)
Ravi K. Saligram	1-Mar-18	—	176,992	32.16	1-Mar-28
	2-Mar-17	54,681	109,362	32.16	2-Mar-27
	2-Mar-16	179,598	89,799	24.07	2-Mar-26
	10-Mar-15	204,248	—	24.84	10-Mar-25
	11-Aug-14	326,974	67,650	24.43	11-Aug-24
	1-Mar-18(4)					—	—	88,874	2,907,943
	2-Mar-17(5)					—	—	79,211	2,591,798
	2-Mar-16(6)					28,532	$933,556	85,595	2,800,667
	11-Aug-14(7)					—	—	28,219	923,314
Sharon Driscoll	1-Mar-18	—	42,857	32.16	1-Mar-28
	2-Mar-17	10,853	21,706	32.16	2-Mar-27
	2-Mar-16	29,172	14,586	24.07	2-Mar-26
	12-Aug-15	40,764	—	30.17	12-Aug-25
	1-Mar-18(8)					3,971	129,921	—	—
	1-Mar-18(4)					—	—	21,520	704,129
	2-Mar-17(5)					—	—	15,721	514,407
	2-Mar-16(6)					4,634	151,634	13,903	454,901
Jeff Jeter	1-Mar-18	—	25,917	32.16	1-Mar-28
	11-Aug-17	11,083	22,164	27.10	11-Aug-27
	31-May-17(9)	14,383	18,925	14.04	4-Feb-26
	31-May-17(10)	4,314	2,952	14.04	3-Feb-26
	31-May-17(11)	4,793	253	8.22	12-Mar-25
	31-May-17(12)	2,018	—	11.73	27-Feb-24
	1-Mar-18(4)					—	—	13,014	425,805
	11-Aug-17(5)					—	—	14,089	460,982
	16-Nov-17(13)					44,035	1,440,824	—	—
Karl Werner	1-Mar-18	—	25,127	32.16	1-Mar-28
	2-Mar-17	8,421	16,842	32.16	2-Mar-27
	2-Mar-16	—	13,110	24.07	2-Mar-26
	1-Mar-18(8)					3,452	112,943	—	—
	1-Mar-18(4)					—	—	12,617	412,825
	2-Mar-17(5)					—	—	12,199	399,137
	2-Mar-16(6)					4,166	136,299	12,497	408,897

		Option Awards(1)				Share Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date/ Perfor- mance Award Period	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)(3)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)(3)
Todd Wohler	1-Mar-18	—	25,285	32.16	1-Mar-28
	2-Mar-17	8,641	17,278	32.16	2-Mar-27
	2-Mar-16	28,377	14,188	24.07	2-Mar-26
	10-Mar-15	36,961	—	24.84	10-Mar-25
	1-Mar-18(8)					3,476	113,721	—	—
	1-Mar-18(4)					—	—	12,696	415,421
	2-Mar-17(5)					—	—	12,515	409,504
	2-Mar-16(6)					4,508	147,502	13,524	442,505
Jim Barr	2-Mar-17(5)					—	—	7,968	260,706
	2-Mar-16(6)					5,761	188,500	17,283	565,501

(1)	All stock option awards reported in the table were granted under our Stock Option Plan, except as noted below for Mr. Jeter.
(2)	Represents PSUs granted under the Executive PSU Plan at target performance for earned PSUs. Market value is based on the closing share price on the NYSE as of December 31, 2018, which was $32.72.
(3)	Represents PSUs granted under the Executive PSU Plan and assumes 200% of target performance for unearned PSUs except for the SOG PSUs granted under the 2013 PSU Plan that vest on August 11, 2019, that are at target performance. Market value is based on the closing share price on the NYSE as of December 31, 2018, which was $32.72.
(4)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending 2020 that vest on February 28, 2021.
(5)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending 2019 that vest on March 1, 2020.
(6)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending 2018 that vest on March 1, 2019.
(7)	Represents SOG PSUs granted under the 2013 PSU Plan that vest on August 11, 2019.
(8)	Represents RSUs granted under the Executive RSU Plan that vest on February 28, 2021.
(9)	Represents assumed IronPlanet Options granted under the IronPlanet 1999 Stock Plan that vested ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2021.
(10)	Represents assumed IronPlanet Options granted under the IronPlanet 1999 Stock Plan that vest ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2020.
(11)	Represents assumed IronPlanet Options granted under the IronPlanet 2015 Stock Plan that vest ratably on a monthly basis commencing June 1, 2017, until fully vested on January 1, 2019.
(12)	Represents assumed IronPlanet Options granted under the IronPlanet 2015 Stock Plan that were fully vested on January 1, 2018.
(13)	Represents RSUs granted under the Executive RSU Plan that vest on November 15, 2020.

Stock Option Exercises and Shares Vested in 2018

The following table provides information regarding the vesting of RSUs and PSUs during 2018 for each NEO under the RSU Plans and the 2013 PSU Plan.

	Option Awards			Stock Awards
Name	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(4)		Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ravi Saligram	—	—		74,506	2,403,557	(1)
	—	—		33,188	1,125,065	(2)
Sharon Driscoll	—	—		15,949	514,499	(1)
				975	33,041	(3)
Jeff Jeter	—	—		—	—
Karl Werner	3,173	33,507	(5)	10,133	326,884	(1)
	2,573	34,941	(6)
	9,500	115,003	(7)
	13,600	192,924	(8)
	16,284	212,387	(9)
	19,848	211,813	(10)
	26,222	299,717	(11)
	3,827	52,985	(12)
	9,600	92,902	(13)
	4,757	51,202	(14)
Todd Wohler				13,483	434,947	(1)
Jim Barr	40,000	322,276	(15)	22,345	720,862	(1)
	10,000	84,347	(16)
	32,975	293,322	(17)
	10,000	86,769	(18)
	10,000	84,857	(19)
	10,000	73,800	(20)
	9,035	65,964	(21)
	10,000	80,774	(22)
	13,023	107,830	(23)
	10,000	82,600	(24)
	20,000	166,800	(25)
	10,000	87,600	(26)
	11,765	102,396	(27)
	50,525	104,654	(28)

(1)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $32.26 per share on

March 9, 2018, by the number of shares acquired on vesting. These PSUs were settled in shares net of any tax withholdings.
(2)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $33.90 per share on August 11, 2018, by the number of shares acquired on vesting. The number of outstanding PSUs that vested was determined by the Board based on the Company’s absolute TSR performance. These PSUs were settled in shares net of any tax withholdings.
(3)	The value was calculated by multiplying the prior 20-day volume weighted average closing price of the common shares on the NYSE on the date the stock award vested, or $33.90 per share on August 11, 2018, by the number of shares acquired on vesting. These RSUs were settled in cash net of any tax withholdings.
(4)	Calculated by multiplying the sales price as reported by the broker at the time of exercise on the date the stock option was exercised by the number of shares exercised less the option exercise price, calculated by multiplying the option exercise price per share by the number of shares exercised.
(5)	Based on a sales price of $35.40 per share on June 7, 2018 and an option exercise price of $24.84 per share.
(6)	Based on a sales price of $35.40 per share on June 7, 2018 and an option exercise price of $21.82 per share.
(7)	Based on a sales price of $35.55 per share on June 8, 2018 and an option exercise price of $23.44 per share.
(8)	Based on a sales price of $35.53 per share on June 8, 2018 and an option exercise price of $21.34 per share
(9)	Based on a sales price of $35.50 per share on June 8, 2018 and an option exercise price of $22.46 per share
(10)	Based on a sales price of $35.51 per share on June 8, 2018 and an option exercise price of $24.84 per share
(11)	Based on a sales price of $35.50 per share on June 8, 2018 and an option exercise price of $24.07 per share
(12)	Based on a sales price of $35.67 per share on June 8, 2018 and an option exercise price of $21.82 per share
(13)	Based on a sales price of $35.59 per share on June 8, 2018 and an option exercise price of $25.91 per share
(14)	Based on a sales price of $35.60 per share on June 11, 2018 and an option exercise price of $24.84 per share
(15)	Based on a weighted average sales price of $32.13 per share on March 1, 2018, and an option exercise price of $24.07 per share.
(16)	Based on a sales price of $32.50 per share on March 2, 2018, and an option exercise price of $24.07 per share.
(17)	Based on a weighted average sales price of $32.97 per share on March 7, 2018 and an option exercise price of $24.07 per share.
(18)	Based on a sales price of $33.41 per share on March 12, 2018 and an option exercise price of $24.73 per share.
(19)	Based on a sales price of $33.33 per share on March 12, 2018 and an option exercise price of $24.84 per share.
(20)	Based on a sales price of $32.11 per share on April 4, 2018 and an option exercise price of $24.73 per share.
(21)	Based on a sales price of $32.03 per share on April 4, 2018 and an option exercise price of $24.73 per share.
(22)	Based on a sales price of $32.81 per share on April 9, 2018 and an option exercise price of $24.73 per share.
(23)	Based on a sales price of $33.01 per share on April 10, 2018 and an option exercise price of $24.73 per share.

(24)	Based on a sales price of $33.10 per share on April 12, 2018 and an option exercise price of $24.84 per share.
(25)	Based on a sales price of $33.18 per share on April 16, 2018 and an option exercise price of $24.84 per share.
(26)	Based on a sales price of $33.60 per share on April 18, 2018 and an option exercise price of $24.84 per share.
(27)	Based on a sales price of $33.54 per share on May 7, 2018 and an option exercise price of $24.84 per share.
(28)	Based on a sales price of $34.23 per share on May 10, 2018 and an option exercise price of $32.16 per share.

Non-Qualified Deferred Compensation

The following table provides information regarding contributions, earnings and balances for our NEOs under our U.S. Deferred Compensation Plan, which was our only deferred compensation plan in 2018.

Name(1)	Executive Contributions in 2018(2)	Company Contributions in 2018	Aggregate Earnings in 2018	Aggregate Withdrawals/ Distributions in 2018	Aggregate Balance as of December 31, 2018
Ravi Saligram	—	—	—	—	—
Sharon Driscoll	—	—	—	—	—
Jeff Jeter	—	—	—	—	—
Karl Werner	—	—	—	—	—
Todd Wohler	43,229	1,646	(11,880)	—	283,255
Jim Barr	9,766	2,292	17,842	441,163	—

(1)	Mr. Saligram, Ms. Driscoll, Mr. Jeter and Mr. Werner did not participate in the U.S. Deferred Compensation Plan.
(2)	Amounts are reflected in the Summary Compensation Table under “Salary.”

U.S. Deferred Compensation Plan

The following is a summary of the material terms of the U.S. Deferred Compensation Plan, formerly known as the U.S. 10-10 Program. Effective September 2016, the U.S. 10-10 Program was no longer offered to newly hired or promoted executives in the company and effective January 1, 2018, the program was referred to as the U.S. Deferred Compensation Plan (see below). The amended terms of the U.S. Deferred Compensation Plan govern all contributions made on or after January 1, 2018. Accordingly, certain executives in the United States are able to defer compensation (a portion of base salary and/or bonuses) into the U.S. Deferred Compensation Plan in 2018; however, the executive’s deferrals are not matched by the Company.

Purpose of the plan and administration

Ritchie Bros. Auctioneers (America) Inc. (“RBAA”) adopted the U.S. 10-10 Program in 2013 to provide deferred compensation and retirement benefits for a select group of executives. Through the program participating executives were able to elect to defer receipt of current compensation, and as a result become eligible, prior to January 1, 2018, to receive discretionary matching allocations by RBAA. It is an unfunded, non-qualified plan and is administered by a committee appointed by the board of directors of RBAA.

Beginning January 1, 2018, eligible participants are able to defer up to 50% of their base salary, 100% of their performance-based bonus, and 100% of their service bonus or any combination of the foregoing in accordance with the terms of the plan, if they submit a qualified deferral election, but there is no Company match to any amounts deferred. The amount of participant deferral credits are credited to a participant’s deferred compensation account, which is a notional bookkeeping account. The participation agreement designates the time at which a participant’s deferred compensation account will be distributed and the qualifying distribution event(s). The participation agreement also designates the form of payment (lump sum or annual installments over a period of years). Payments are made in the manner elected by the participant and commence as soon as practicable (but no more than 60 days after) the distribution date elected or for the qualifying distribution event.

Benefits under the U.S. Deferred Compensation Plan will be paid based on one of the following distribution dates or events: (i) as previously elected by the participant, either immediately in a lump sum, or in annual installments up to fifteen years following retirement; (ii) as previously elected by the participant either immediately in a lump sum upon, or in annual installments up to five years following termination prior to retirement; (iii) immediately in a lump sum upon the participant’s death or disability; (iv) if selected by a participant for education expenses in a specified year while still employed, and (v) if specifically elected by the participant, in a specified year while actively employed. However, upon a showing of financial hardship and receipt of approval from the plan administrator, a plan participant may be allowed to access funds in his or her deferred compensation account earlier than his or her existing distribution election(s). Participants are always fully vested in their deferrals under the U.S. Deferred Compensation Plan. Upon termination of the U.S. Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the U.S. Deferred Compensation Plan will be paid immediately in a lump sum.

Executive Employment Agreements

The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the NEOs. The employment agreements continue for an indefinite term period of time until terminated in accordance with the terms of such agreements. The following is a summary of the material terms of those agreements.

Compensation and benefits

The NEOs earn an annual base salary and may earn annual short-term and long-term incentive grants determined as a percentage of base salary. In addition, the NEOs may participate in the Company’s other long-term plans, including the U.S. Deferred Compensation Plan, the ESPP, the RRSP and the 401(k) plan, as applicable. For a discussion of the compensation earned by or awarded to the NEOs in 2018, see “2018 Compensation for NEOs” on page 61. The NEOs are eligible to participate in the Company’s group benefit plans.

Confidentiality, non-solicitation and non-competition

Pursuant to their respective employment agreements, the NEOs are prohibited at all times from disclosing confidential information related to the Company. Each NEO, with the exception of Mr. Saligram and Ms. Driscoll, is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason. Mr. Saligram’s and Ms. Driscoll’s prohibitions extend for 24 months and 18 months, respectively, following termination for any reason. Each NEO is also subject to provisions prohibiting competition with the Company during the term of his or her employment agreement and for a period following termination for any reason of 18 months for Ms. Driscoll and Mr. Werner, and 12 months for Mr. Barr, Mr. Jeter and Mr. Wohler. Mr. Saligram is prohibited under the provisions of his employment agreement from competing against the Company during the term of his employment and for either (i) the greater of 12 months or the period for which base salary is paid following his termination by the Company without cause or his voluntary termination for good reason, or (ii) 12 months following his termination for any other reason.

Termination for cause

The Company may terminate Mr. Saligram’s employment at any time for “cause,” as defined in his employment agreement, without notice or any payment in lieu thereof. No incentive or bonus payment will be payable to Mr. Saligram in the event of his termination for cause. In the event of his termination for cause, all unvested stock options granted to Mr. Saligram will be cancelled as of the date of his termination and Mr. Saligram will have 30 days from the date of his termination to exercise any stock options that have vested prior to his termination, subject to the terms and conditions of our Stock Option Plan and the applicable stock option agreements. Mr. Saligram’s rights with respect to PSUs and RSUs in the event of his termination for cause are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plans and RSU Plans.

The Company may terminate the employment of the NEOs, other than Mr. Saligram, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The employment agreements with the NEOs other than Mr. Saligram state that no short-term incentive or bonus payment will be payable to such NEO in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to the terminated NEO will be cancelled as of the date of his or her termination, and the NEO will have 30 days from the date of his or her termination to exercise any options that have vested prior to his or her termination, subject to the terms and conditions of the Company’s Stock Option Plan and the applicable option agreements. Under the Company’s Stock Option Plan, unvested stock options expire immediately upon termination for just cause. Mr. Jeter’s vested and unvested stock options granted under the IronPlanet 1999 Stock Plan and 2015 Stock Plan are immediately cancelled upon a termination for cause. A terminated NEO’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plans and RSU Plans applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plans and RSU Plans.

Termination without cause or voluntary termination for good reason

In the event of termination of Mr. Saligram’s employment without “cause,” as defined in his employment agreement, or his voluntary termination for “good reason,” as defined in his employment agreement, Mr. Saligram will be entitled to:

•	two year’s base salary;
•	two year’s short-term incentive bonus based at the target;
•	all earned and unpaid salary and short- and long-term incentive awards, up to and including Mr. Saligram’s final day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock with Mr. Saligram given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the applicable stock option agreements;
•	continuation of PSUs and RSUs awarded, in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan; and
•	continued extended health and dental benefits coverage for up to one year after termination of his employment or the date on which he begins new full-time employment.

In the event that a NEO, other than Mr. Saligram, is terminated without cause, as defined in the employment agreements, such NEO will be entitled to:

•	for Ms. Driscoll, Mr. Werner and Mr. Wohler, eighteen month’s base salary and eighteen month’s short-term incentive bonus based at target;

•	for Mr. Jeter, six months’ base salary and six months’ short-term incentive bonus based at target, plus an additional one month’s base salary and 12% of the short-term incentive bonus based at target per year of service up to a maximum of one year’s base salary and one year’s short-term incentive bonus based at target;
•	a pro rata short-term incentive bonus for the year of termination, up to and including the NEO’s last day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options, with the NEO given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the IronPlanet 1999 Stock Plan and 2015 Stock Plan and the applicable stock option agreements (except for Mr. Werner, who may, if approved by the Compensation Committee, have up to one year to exercise such stock options);
•	continuation of PSUs and RSUs awarded, in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Executive PSU Plan and Executive RSU Plan; and
•	continued extended health and dental benefits coverage under existing cost sharing arrangements (or the cash equivalent) for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment.

Under the terms of the employment agreements with the NEOs, other than Mr. Saligram, NEOs may terminate their respective employments with the Company for “good reason,” as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of the Company’s Stock Option Plan, PSU Plans and RSU Plans. Under the employment agreements, NEOs other than Mr. Saligram may terminate their employments for good reason by delivery of written notice, including the basis for such good reason, to the Company within 60 days’ commencing upon the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.

Resignation

Under the terms of the employment agreements with the NEOs, NEOs may resign by providing three months’ written notice to the Company to that effect, except with respect to Mr. Jeter, who may resign by providing one month’s written notice to the Company to that effect. If a NEO provides the Company with written notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the NEO his or her base salary for only the amount of time remaining in that notice period and such NEO’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to a NEO in the event of his or her resignation. In the event of resignation, all unvested stock options held by the resigning NEO will be immediately cancelled on the termination date and such NEO will have 90 days from such date to exercise any vested stock options. Under the Company’s Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a NEO, other than Mr. Saligram, are immediately cancelled. Under the RSU Plans and the PSU Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that had not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.

Retirement

The employment agreements with the NEOs provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:

•	the Company will pay a pro-rated short-term incentive bonus, at target, for the year of termination, up to and including the last day of active employment, to such NEOs in the event of retirement;
•	all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement; and
•	RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto.

Notwithstanding the foregoing, Mr. Saligram will not be entitled to exercise or receive any retirement-related benefits or rights if he retires prior to July 7, 2019.

Change of control

The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long-term success. The Company has entered into change of control agreements with the NEOs (the “Change of Control Agreements”).

For purposes of the Change of Control Agreements, a “change of control” means:

•	the acquisition or accumulation of beneficial ownership of more than 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;
•	a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or
•	other than for Mr. Saligram, a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting upon a “double-trigger,” which requires a change of control and either (i) termination by the Company without “cause” or within two years following a change of control; or (ii) termination by the NEO for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, each NEO will be entitled to a lump-sum cash amount equal to the aggregate of:

•	in the case of Mr. Saligram, two times annual base salary, two times the short-term incentive bonus at target plus pro rata target bonus for year of termination, and two times the annual premium cost that would be incurred by the Company to continue to provide to Mr. Saligram all health, dental and life insurance benefits provided immediately before his termination;
•	in the case of Mr. Werner, two times annual base salary, one and one-half times the short-term incentive bonus at target plus pro rata target bonus for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination; and

•	in the case of Ms. Driscoll, Mr. Jeter, Mr. Wohler and Mr. Barr, one and one-half times annual base salary, one and one-half times the short-term incentive bonus at target plus pro rata target bonus for year of termination, and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

Each of the NEOs is entitled, following a double-trigger event, to:

•	accelerated vesting of RSU and PSU awards; and
•	immediate vesting of all unvested stock options, with a 90-day exercise period.

The employment agreements with the NEOs, provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual long-term incentive awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason,” each as defined in the respective employment agreements.

In the case of Ms. Driscoll, Mr. Jeter, Mr. Wohler and Mr. Barr, the Change of Control Agreements provide that no such payments will be made unless the NEO signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.

Indemnity agreements

The Company has entered into indemnity agreements with each NEO pursuant to which the Company agrees to indemnify each NEO in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

Terminations

Mr. Barr ceased serving as Group President, Emerging Business, Brand Innovation and Technology Services as of February 16, 2018. His termination pay and benefits are based on his employment agreement, which is 1.5 times his base salary and 1.5 times his at-target STI bonus, for a total severance of $1,443,750. The 2017 STI bonus was paid by March 31, 2018. In addition, he received accelerated vesting of all unvested stock options effective March 1, 2018 and all his stock options were exercisable for 90 days from March 1, 2018. Mr. Barr’s PSUs will continue to vest and be releasable in accordance with the applicable PSU grant agreements and the terms and conditions of the Executive PSU Plan.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on December 31, 2018. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under our 401(k) Plan, the RRSP and the U.S. Deferred Compensation Plan. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Ravi Saligram
Cash severance(2)	—	2,000,000	—	—	2,000,000
Short-term incentive(3)	—	2,000,000	—	—	2,000,000
Acceleration of equity awards(4)(6)(7)	—	1,497,940	—	—	7,038,236
Present value of group plan benefits	—	18,400	—	—	42,465
Total Termination Benefits	—	5,516,340	—	—	11,080,701
Sharon Driscoll
Cash severance(2)(5)	—	671,292	—	—	671,292
Short-term incentive(3)(5)	—	503,469	—	—	503,469
Acceleration of equity awards(4)(5)(6)(7)	—	162,324	—	—	1,204,780
Present value of group plan benefits	—	18,186	—	—	27,279
Total Termination Benefits	—	1,355,271	—	—	2,406,820
Jeff Jeter
Cash severance(2)(5)	—	615,000	—	—	615,000
Short-term incentive(3)	—	369,000	—	—	369,000
Acceleration of equity awards(4)(6)(7)	—	139,076	—	—	2,230,724
Present value of group plan benefits	—	26,086	—	—	40,871
Total Termination Benefits	—	1,149,162	—	—	3,255,595
Karl Werner
Cash severance(2)(5)	—	596,250	—	—	596,250
Short-term incentive(3)	—	357,750	—	—	357,750
Acceleration of equity awards(4)(6)(7)	—	136,904	—	—	928,426
Present value of group plan benefits	—	26,086	—	—	40,818
Total Termination Benefits	—	1,116,990	—	—	1,923,244
Todd Wohler
Cash severance(2)(5)	—	600,000	—	—	600,000
Short-term incentive(3)	—	300,000	—	—	300,000
Acceleration of equity awards(4)(6)(7)	—	146,561	—	—	967,749
Present value of group plan benefits	—	16,827	—	—	26,939
Total Termination Benefits	—	1,063,388	—	—	1,894,688
Jim Barr(8)
Total Termination Benefits	—	—	—	—	—

(1)	Represents the occurrence of a double-trigger event under the Change of Control Agreements.
(2)	Represents cash payments based on base salary.
(3)	Represents cash payments of the short-term incentive plan based on target performance levels.

(4)	Includes cash payments for accelerated vesting of RSUs and PSUs upon a double-trigger event. Amounts are calculated based on the closing share price on the NYSE of $32.72 as of December 31, 2018.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of C$1 to US$0.7716 for 2018.
(6)	The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing share price on the NYSE of $32.72 as of December 31, 2018 and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.
(7)	The value of the PSUs assumes achieving target performance levels and is based on the closing share price on the NYSE of $32.72 as of December 31, 2018.
(8)	Mr. Barr ceased to be employed by the Company on February 16, 2018. See Terminations on page 100 for details of the payments he received upon his termination.

Equity Compensation Plan Information as of December 31, 2018

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,892,137	(1)	$26.41	(2)	2,869,743	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	4,892,137		$26.41		2,869,743

(1)	Reflects our Stock Option Plan, the IronPlanet Stock Plans, PSUs granted under the Executive PSU Plan and the Employee PSU Plan, equity-classified RSUs and SOG PSUs. This amount reflects 100% of target numbers of PSUs granted and includes dividend equivalent rights credited in connection with such PSUs. Under the PSU Plans, the number of PSUs that vest is conditional upon specified market, service, and performance vesting conditions being met. The market vesting condition is based on the relative performance of our share price in comparison to the performance of a pre-determined portfolio of other companies’ share prices. The non-market vesting conditions are based on the achievement of specific performance measures and can result in participants earning between 0% and 200% of the target number of PSUs granted. Further, the Company has the option to choose whether to settle the PSUs in cash or in shares. The SOG PSUs are subject to service and market vesting conditions based on the relative performance of our share price and can result in earning between 0% and 200% of the target number of SOG PSUs granted.
(2)	Weighted average exercise price does not include the effect of our outstanding share units. The remaining term of our stock options is 7.20 years.
(3)	Consists of: (a) 2,478,321 common shares available for issuance under the Stock Option Plan; (b) no common shares are available for issuance under the IronPlanet Stock Plans; (c) 197,962 common shares that we may elect to issue upon settlement of our PSUs granted under the PSU Plans; (d) 92,014 common shares that we may elect to issue upon settlement of our RSUs granted under the RSU Plans; and (e) 101,446 common shares that we may elect to issue upon settlement of our SOG PSUs.

Burn Rate

The following table sets forth the burn rate of the Company’s equity compensation plans as at December 31, 2018.

	2016		2017		2018
Plans	Grants	Burn Rate(1)	Grants	Burn Rate(1)	Grants	Burn Rate(1)
Stock Option Plan	1,268,101	1.20%	970,947	0.90%	919,991	0.85%
2013 PSU Plan(2)	—	—	81,533	0.10%	—	—
PSU Plans(3)	265,648	0.20%	136,073	0.1%	227,415	0.21%
RSU Plans	—	—	—	—	86,850	0.08%
IronPlanet Stock Plans	—	—	737,358	0.69%	—	—
Total equity awards and burn rate	1,533,749	1.40%	1,925,911	1.80%	1,234,256	1.14%
Weighted average common shares outstanding		106,630,323		107,044,348		108,063,349

(1)	The burn rate for each plan is calculated by dividing the number of shares or units granted under the plan during the applicable fiscal year by the weighted average number of common shares outstanding for the applicable fiscal year.
(2)	Represents SOG PSUs reclassified from cash settled to equity settled in 2017.
(3)	Includes 257,934 grants reclassified from cash settled to equity settled in 2016.

Dilution

The following table sets forth the dilution of the Company’s equity compensation plans as at December 31, 2018.

Plans	Available	Outstanding	Available & Outstanding	Dilution(1)
Stock Option Plan	2,478,321	3,601,694	6,080,015	5.59%
IronPlanet Stock Option Plans	—	412,169	412,169	0.38%
2013 PSU Plan	101,446	28,219	129,665	0.12%
2015 PSU Plan	197,962	642,069	840,031	0.77%
2017 RSU Plan	92,014	207,986	300,000	0.28%
Total dilution	2,869,743	4,892,137	7,761,880	7.14%
Common shares Outstanding				108,682,030

(1)	The dilution for each plan is calculated by dividing the number of shares available for issuance and outstanding under each respective plan on a per plan and aggregated basis by the common shares outstanding as of December 31, 2018.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership of our common shares as of March 13, 2019 by:

•	our NEOs;
•	our directors;
•	all of our executive officers and directors as a group; and
•	each person who is known by us to beneficially own more than 5% of our issued and outstanding common shares.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account common shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common shares that may be acquired by an individual or group within 60 days of March 13, 2019 are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.

	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers
Ravi Saligram(2)	1,098,988	1.0%
Sharon Driscoll(3)	140,507		*
Jeff Jeter(4)	51,179		*
Karl Werner(5)	75,875		*
Todd Wohler(6)	120,856		*
Jim Barr(7)	—	—
Beverley Briscoe(8)	22,288		*
Robert G. Elton	—	—
J. Kim Fennell	—	—
Amy Guggenheim Shenkan	—	—
Erik Olsson	—	—
Edward Pitoniak(9)	7,121		*
Sarah Raiss	—	—
Christopher Zimmerman (10)	6,856		*
All directors and executive officers as a group (18 individuals) (11)	1,729,230	1.6%

	Amount and Nature of Beneficial Ownership	Percent of Class
5% Shareholders
Baillie Gifford & Co.(12) Calton Square, 1 Greenside Row Edinburgh EH1 3AN Scotland, UK	11,089,983	10.2%
Caisse de dépôt et placement du Québec(13) 1000, Place Jean-Paul Riopelle Montreal, Quebec H2Z 2B3	7,804,800	7.2%
Massachusetts Financial Services Company(14) 111 Huntington Avenue Boston, Massachusetts 02199	8,718,774	8.0%
Janus Henderson Group plc(15) 201 Bishopsgate London, EC2M 3AE, United Kingdom	6,245,544	5.7%
Champlain Investment Partners, LLC(16) 180 Battery St. Burlington, Vermont 05401	6,766,250	6.2%

*	Less than 1%.
(1)	As of March 13, 2019, there were 108,951,243 common shares outstanding.
(2)	Represents 130,010 common shares and 968,978 stock options exercisable within 60 days of March 13, 2019.
(3)	Represents 19,992 common shares and 120,515 stock options exercisable within 60 days of March 13, 2019.
(4)	Represents 776 common shares and 50,403 stock options exercisable within 60 days of March 13, 2019.
(5)	Represents 37,546 common shares and 38,329 stock options exercisable within 60 days of March 13, 2019.
(6)	Represents 15,621 common shares and 105,235 stock options exercisable within 60 days of March 13, 2019.
(7)	Mr. Barr ceased to be employed by the Company on February 16, 2018. Mr. Barr exercised all his outstanding stock options by May 10, 2018.
(8)	Represents 22,288 common shares held directly.
(9)	Represents 7,121 common shares held directly.
(10)	Represents 6,856 common shares held directly.
(11)	Represents 265,243 common shares and 1,463,987 stock options exercisable within 60 days of March 13, 2019.
(12)	As reported on Baillie Gifford & Co.’s Schedule 13G/A as of December 31, 2018, Baillie Gifford & Co. had sole voting power with respect to 8,718,277 common shares and sole dispositive power with respect to 11,089,983 common shares.
(13)	As reported on Caisse de dépôt et placement du Québec’s Schedule 13G/A as of December 31, 2016, Caisse de dépôt et placement du Québec had sole voting and dispositive power with respect to 7,804,800 common shares.
(14)	As reported on Massachusetts Financial Services Company’s Schedule 13G as of December 31, 2018, Massachusetts Financial Services Company had sole voting power with respect to 7,784,397 common shares and sole dispositive power with respect to 8,718,774 common shares.
(15)	As reported on Janus Henderson Group PLC’s Schedule 13G as of December 31, 2018, Janus Henderson Group PLC had shared voting and dispositive power with respect to 6,245,544 common shares.

(16)	As reported on Champlain Investment Partners, LLC’s Schedule 13G as of December 31, 2018, Champlain Investment Partners, LLC had sole voting power with respect to 5,414,265 common shares and sole dispositive power with respect to 6,766,250 common shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

Proposal Four: Approval of Amendment No. 1 to the Amended and Restated Stock Option Plan

Overview

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass an ordinary resolution approving an amendment to our Amended and Restated Stock Option Plan that increases the number of common shares reserved for issuance upon exercise of options granted thereunder from 13,700,000 shares to 18,900,000 shares (an increase of 5,200,000 shares).

Our Board approved this amendment on February 27, 2019, based on the recommendation of the Compensation Committee, subject to shareholder approval.

Our Amended and Restated Stock Option Plan was originally adopted as of July 30, 1997 and approved by shareholders, and was amended and restated in both 2007 and 2016. The Board considers stock options to be an important element of the Company’s compensation structure, and the purpose of the Amended and Restated Stock Option Plan is to promote the interests of the Company by providing eligible persons with additional incentive, encouraging stock ownership and increasing the proprietary interest of eligible persons in the success of the Company and assisting the Company in attracting, retaining and motivating its officers and employees.

The Board believes that the increase to the maximum number of common shares issuable under our Amended and Restated Stock Option Plan is desirable in order to permit the Company to continue to accomplish the purpose of our Amended and Restated Stock Option Plan and to provide for future grants of options, subject to current expectations, through 2024.

As of the record date of March 13, 2019, the maximum number of common shares reserved for issuance under our Amended and Restated Stock Option Plan, before giving effect to the amendment, is 13,700,000 common shares of which, as of March 13, 2019, 7,666,059 common shares (approximately 7.0% of the Company’s total issued and outstanding shares) have been issued upon exercise and 3,923,299 common shares are reserved for issuance upon exercise of options that have been granted (approximately 3.6% of the Company’s total issued and outstanding shares). As a result, as of March 13, 2019, 2,110,642 common shares (approximately 1.9% of the Company’s total issued and outstanding shares) were available for future options to be granted, unless the proposed amendment is approved.

If the proposed amendment is approved, the maximum aggregate number of common shares issuable under our Amended and Restated Stock Option Plan from and after the date of the Meeting will be 18,900,000 common shares (approximately 17.3% of the Company’s total issued and outstanding shares as of March 13, 2019). As a result, 7,310,642 common shares will be available for future grants after giving effect to the proposed amendment, assuming that no options are awarded, exercised or surrendered subsequent to March 13, 2019 and prior to the date of the resolution in respect of the proposed amendment being approved by shareholders. The closing price for the common shares as reported on the NYSE on March 13, 2019 was $33.88.

The Company has registered with the SEC on a Registration Statement on Form S-8 the common shares currently issuable under our Amended and Restated Stock Option Plan. If the amendment is approved by shareholders, the Board intends to cause the additional common shares that will become available for issuance under our Amended and Restated Stock Option Plan to be registered on a Registration Statement on Form S-8 to be filed with the SEC at the Company’s expense prior to the issuance of any such additional common shares.

Summary of the Stock Option Plan

Overview

The following is a summary of the material terms of the Amended and Restated Stock Option Plan, after giving effect to the proposed amendment. The following does not purport to be a complete description of our Amended and Restated Stock Option Plan and is qualified in its entirety by reference to the full text of our Amended and Restated Stock Option Plan, and the proposed amendment thereto set forth on Appendix A to this Proxy Statement. Capitalized terms not defined in this summary have the meaning ascribed to them under our Amended and Restated Stock Option Plan. The following should be read in conjunction with the discussion of our Stock Option Plan under “Stock Option Plan” on page 87, including the general description of the provisions governing vesting of outstanding stock options.

Administration

The Amended and Restated Stock Option Plan is administered by the Compensation Committee. The Compensation Committee (or in the case of any proposed option grant to a member of the Compensation Committee, the Board of Directors) may grant options to any Eligible Person as it deems appropriate. The Compensation Committee must be comprised solely of at least three individuals who are non-employee directors within the meaning of Rule 16b-3 and outside directors within the meaning of Section 162(m) of the Code.

Types of stock options

Two types of stock options may be granted under the Amended and Restated Stock Option Plan: incentive stock options (“ISOs”) intended to meet all the requirements of an “Incentive Stock Option” as defined in Section 422 of the Code; and nonqualified stock options (“NSOs”). Generally, a stock option gives the holder an opportunity to buy the Company’s shares at a specified price for a specified period of time. ISOs provide special tax benefits to United States taxpayers if the shares acquired upon exercise of the option are held for the time periods required by the Code. See “— United States Federal Income Tax Consequences.”

Number of shares and exercise price

The price per share at which such option is exercisable are determined by the Compensation Committee or the CEO, as applicable, by reference to the fair market price(s) of common shares on the primary Stock Exchange for which most trading of the common shares occurs, generally by reference to the closing market price of the common shares. The number of shares that may be purchased pursuant to exercise of each option and the price per share at which such option is exercisable are set forth in the Option Agreement.

Eligibility

NSOs may be granted under the Amended and Restated Stock Option Plan to employees, directors and officers of the Company or its subsidiaries, to any individual employed by a person providing management services to the Company or to any other person as the Compensation Committee from time to time selects. ISOs may be granted only to officers and other employees of the Company or its subsidiaries selected by the Compensation Committee.

Section 162(m) limitation for options

No person may be granted an option or options for more than 500,000 common shares (approximately 0.5% of the Company’s total issued and outstanding shares as of March 13, 2019) in the aggregate in any calendar year.

Vesting

Options granted under our Amended and Restated Stock Option Plan are subject to vesting conditions imposed by the Compensation Committee as set out in the relevant option agreements. The option term will not exceed the shorter of (i) ten years from the grant date and (ii) the longest term permitted under applicable rules and regulations to which the Company is subject. To ensure that the Company will achieve the purpose and receive the benefits contemplated in the Amended and Restated Stock Option Plan, the Compensation Committee establishes in each option agreement the time at which or the installments in which the option will vest or become exercisable.

Grant date and expiration of options

The “grant date” for options awarded under the Amended and Restated Stock Option Plan is the date that the Compensation Committee adopted the granting resolution, or such later date provided in such resolution designated as the grant date. Each option will expire on the date specified in the option agreement evidencing the option; provided, that such date may not be later than the earlier of (i) the date which is the tenth anniversary of the grant date (except, in the case of any option that is not intended to be an ISO, where such tenth anniversary falls within, or within five business days after, the end of a “blackout period”, in which case the relevant date will be extended to the fifth business day after the end of such blackout period) and (ii) the latest date permitted under applicable rules and regulations of the applicable regulatory authorities and stock exchanges. Any unexercised options held by an employee of the Company or other person providing services to the Company remain exercisable after the termination of employment with or provision of services to the Company for the period approved by the Compensation Committee and set out in the Option Agreement. Unless otherwise approved by the Compensation Committee and set out in the option agreement, options exercisable but not exercised at the time of an optionee’s death will remain exercisable by such deceased optionee’s legal representative for 180 days following the optionee’s death, but in no event later than the remaining term of the option. To qualify for ISO tax treatment, an ISO option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such option must be exercised within one year after such termination.

Exercise of options

To the extent that the right to purchase shares has accrued thereunder, each option may be exercised at any time in whole or in part in accordance with its terms. The Compensation Committee may in its discretion incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionholder to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionholder to exercise the option in respect of such shares; provided, that, after giving effect to the proposed amendment, notwithstanding any such terms that may be incorporated into an option agreement, in the event of a proposed change of control, the Compensation Committee may, in connection with such proposed change of control, only accelerate the vesting of any unvested options as discussed under “— Effect of mergers, amalgamations, arrangements and similar transactions”.

The purchase price of common shares to be purchased upon exercise of an option must be paid in full upon such exercise by payment in cash or by check. The Compensation Committee may also permit payment of the exercise price by such other methods of payment as the Compensation Committee may deem advisable and appropriate.

During an optionee’s lifetime, any options granted under the Amended and Restated Stock Option Plan are personal to the optionee and are exercisable solely by the optionee or, in the event the optionee becomes incapable by reasons of mental or physical infirmity to manage his or her affairs, by his or her duly appointed representative.

Termination of employment

The circumstances under which an option will be exercisable in the event the optionee ceases to be employed by or to provide services to the Company or one of its subsidiaries are determined by the Compensation Committee and set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time.

Transferability

No option will be assignable or otherwise transferable by the optionee other than by will or in accordance with the applicable laws of descent and distribution. During the optionee’s lifetime, an option may be exercised only by the optionee (or, in the event the optionee becomes incapable by reason of mental or physical infirmity to manage his or her affairs, by his or her duly appointed representative).

Our Amended and Restated Stock Option Plan also contains certain provisions that may restrict the transferability of any common shares acquired on the exercise of any option in order to ensure compliance with applicable laws and regulations.

Effect of stock splits and distributions of securities

In the event of any stock dividend, stock split or similar change in our common shares, the number and price per share of common shares covered by unexercised options will be proportionately adjusted.

In the event of any distribution of certain rights or securities to all or substantially all the holders of our common shares, the number and price per share of shares covered by unexercised options will be adjusted as set forth in the Amended and Restated Stock Option Plan.

Effect of mergers, amalgamations, arrangements and similar transactions

In event of a capital reorganization, reclassification or change of the common shares, a consolidation, merger, amalgamation, arrangement or other form of corporate reorganization or combination of the Company with another corporation, or a sale, lease or exchange of all or substantially all of the assets of the Company (or, if the Company is not the successor in such transaction, the successor or its parent company), the optionee will receive, upon exercise of an option, the kind and amount of shares or other securities or assets that one common share is exchanged for, reorganized or reclassified into or entitled to as a result of such event.

The Compensation Committee may, as it deems necessary or equitable in its sole discretion, determine in the event of a proposed “change of control” that the vesting of any option granted under our Amended and Restated Stock Option Plan be accelerated:

•	in the event that the optionholder’s employment with the Company or its subsidiaries is terminated (i) by the Company or its subsidiaries, other than for “cause”, upon the proposed change of control or within two years following the change of control or (ii) by the optionholder for “good reason” upon the change of control or within one year following the change of control; or
•	as required by the terms of any agreement between the Company and any optionholder dated on or prior to February 29, 2016, as such agreement is in effect on February 29, 2016.

“Change of control” means:

•	the acquisition by any persons acting jointly or in concert (as determined by the Securities Act (British Columbia)), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Company;
•	an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination or, if such corporation is a subsidiary of another corporation, the parent of such corporation; or

•	the sale, lease or exchange of all or substantially all of the property of the Company to another person, other than in the ordinary course of business of the Company or to a Related Entity.

For purposes of our Amended and Restated Stock Option Plan, “cause”, notwithstanding the terms of any agreement between the Company or a subsidiary and any optionholder, unless otherwise defined in the applicable option agreement in respect of any Option granted or awarded to any optionholder, means the willful and continued failure by an optionholder to substantially perform, or otherwise properly carry out, the optionholder’s duties on behalf of the Company or a subsidiary, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Company or any applicable subsidiary (other than any such failure resulting from the optionholder’s disability or incapacity due to physical or mental illness), or the optionholder willfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Company or a subsidiary, or which may have the effect of materially injuring the reputation, business or business relationships of the Company or a subsidiary, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of an optionholder will be considered “willful” unless done, or omitted to be done, by the optionholder in bad faith and without reasonable belief that the optionholder’s action or omissions were in, or not opposed to, the best interests of the Company and its subsidiaries.

For purposes of our Amended and Restated Stock Option Plan, “good reason” means a material adverse change by the Company or a subsidiary to an optionholder’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Company or subsidiary promptly after receipt of written notice given by the optionholder.

Shares subject to our Amended and Restated Stock Option Plan

After giving effect to the proposed amendment, the number of common shares available for issuance under our Amended and Restated Stock Option Plan, subject to adjustment from time to time as provided in our Amended and Restated Stock Option Plan, is 18,900,000. Upon the expiry or termination of an option which has not been exercised in full, the number of common shares reserved for issuance under that option but which have not been issued will become available for subsequent issuance under our Amended and Restated Stock Option Plan. The number of common shares issuable to “insiders” at anytime and issued to insiders in any one-year period pursuant to our Amended and Restated Stock Option Plan and any other securities based compensation arrangement cannot exceed 10% of the issued and outstanding common shares.

Termination

Our Amended and Restated Stock Option Plan provides that the Compensation Committee has the right to suspend, amend or terminate the Amended and Restated Stock Option Plan without approval of optionees or shareholders (provided that no such suspension, amendment or termination will materially prejudice the rights of any optionee under any previously granted option without the consent or deemed consent of such optionee), including, without limitation:

•	to avoid any additional tax on optionees under Section 409A of the Code or other applicable tax legislation;
•	to change the eligibility for and limitations on participation in the Amended and Restated Stock Option Plan (other than participation by non-executive directors in the Amended and Restated Stock Option Plan);
•	to make any addition to, deletion from or alteration of the provisions of the Amended and Restated Stock Option Plan that are necessary to comply with applicable law or the requirements of any regulatory authority or stock exchange;

•	to make any amendment of a typographical, grammatical, administrative or clerical nature, or clarification correcting or rectifying any ambiguity, defective provision, error or omission in the Amended and Restated Stock Option Plan; and
•	to change the provisions relating to the administration of the Amended and Restated Stock Option Plan or the manner of exercise of the options, including (i) changing or adding any form of financial assistance provided by the Company to the participants that would facilitate purchase of common shares under the Amended and Restated Stock Option Plan and (ii) adding provisions relating to a cashless exercise (which will provide for a full deduction of the underlying common shares from the maximum number reserved under the Amended and Restated Stock Option Plan for issuance).

Amendments to the Amended and Restated Stock Option Plan

The following amendments to our Amended and Restated Stock Option Plan can only be made with shareholder approval:

•	any increase in the maximum number of common shares that may be issued pursuant to the exercise of options granted under the Amended and Restated Stock Option Plan;
•	any reduction in exercise price or cancellation and reissue of options;
•	any amendment that extends the term of an option beyond the original expiry date;
•	any amendment to “Eligible Participants” that may permit the introduction or reintroduction of non-executive directors as participants on a discretionary basis, if at any time, the Amended and Restated Stock Option Plan is further amended to exclude participation by non-executive directors;
•	any amendment that increases limits previously imposed on non-executive director participation;
•	any amendment that would permit equity-based awards granted under the Amended and Restated Stock Option Plan to be transferable or assignable other than for normal estate settlement purposes;
•	any amendment to increase the maximum number of securities that may be issued to insiders of the Company within any one year period or issuable to insiders of the Company at any time under the Amended and Restated Stock Option Plan, or when combined with all of the Company’s other security based compensation arrangements, which could exceed 10% of the total issued and outstanding common shares of the Company;
•	any amendment to change the maximum limit on the number of options that may be issued to any eligible person in the aggregate in any calendar year;
•	any addition of provisions relating to a cashless exercise (other than a surrender of options for cash) that does not provide for a full deduction of the underlying common shares from the maximum number reserved for issuance under the Amended and Restated Stock Option Plan; and
•	any amendment to the amending provisions of the Amended and Restated Stock Option Plan.

United States Federal Income Tax Consequences

The following summary of United States federal income tax considerations applies to participants in the Amended and Restated Stock Option Plan who are either residents of the United States, as defined in the Code and the Canada-United States Income Tax Convention (the “Convention”), or citizens of the United States (together, with residents of the United States, “U.S. Participants”). The following description is intended merely to provide basic information with respect to the United States federal income tax consequences of the receipt, holding and exercise of stock options by U.S. Participants.

The foreign earned income exclusion provisions or the foreign tax credit provisions of the Code may, under certain circumstances, reduce the United States federal income tax liability of a U.S. Participant, and U.S. Participants should consult with their own tax advisor regarding these provisions. Optionees who are not U.S. Participants but who perform services within the United States may also be subject to United States federal income tax under complex provisions of the Code and the Convention, and such individuals should consult with their own tax advisors regarding these provisions.

It is intended that options awarded under the Amended and Restated Stock Option Plan will be exempt from Section 409A of the Code and the plan will be construed and administered accordingly. However, the Company cannot guarantee that options will be exempt and if options are subject to Section 409A (for example if an option were granted with an exercise price less than the fair market value of common shares on the grant date) different tax treatment would result, the participant could be subject to adverse tax consequences, and the Company could have additional reporting obligations.

Option grants

Under present law and regulations, it is expected that no income will be recognized by an optionee upon the grant or vesting of stock options.

Exercise of nonqualified stock options

On the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. Upon a later sale of those shares, the optionee will have gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If, as usually is the case, the common stock is a capital asset in the hands of the optionee, the gain will be capital gain. Any capital gain will be taxed at long term rates if the common stock is held for more than 12 months. If payment of the exercise price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares’ holding period will begin on the day after the exercise date.

The same NSO tax consequences described above also apply to an ISO that is exercised more than three months after the optionee’s termination of employment (or more than 12 months thereafter in the case of permanent and total disability, as defined in the Code).

Exercise of Incentive Stock Options

Upon the exercise of an ISO during employment or within three months after the optionee’s termination of employment (12 months in the case of permanent and total disability, as defined in the Code), for regular tax purposes the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time). If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the option and (b) two years from the grant date of the option, the difference between the amount realized by the optionee on that sale or exchange and the exercise price will be taxed to the optionee as a long-term capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the exercise price (or generally, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have capital gain or loss, long-term or short-term, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the exercise price increased by the amount of ordinary income, if any, so recognized by the optionee.

United States tax withholding

The Company may require an optionee who is subject to United States taxation to pay to the Company any applicable United States withholding tax with respect to the exercise of an option. The withholding tax must be paid in cash, unless the Compensation Committee permits the optionee to satisfy such obligations in some other manner. The Company may withhold from any common shares issuable pursuant to an option or from any cash amounts otherwise due from the Company an amount equal to such withholding taxes.

Income tax deduction

The Company will be allowed an income tax deduction in the amount that, and for the taxable year in which, the optionee recognizes ordinary income, to the extent such amount satisfies the rules concerning deductibility of compensation, including Section 162(m) of the Code. Section 162(m) imposes a $1,000,000 annual limitation (per person) on the amount of compensation expense that may be deducted by the Company for United States federal income tax purposes with respect to compensation paid to certain officers of the Company.

Special rules for executive officers subject to Section 16 of the Exchange Act

If an officer subject to Section 16 of the Exchange Act acquires shares of common stock in a transaction that was not exempt from Section 16(b) (i.e., the “short-swing profit” provision) within six months prior to the exercise of the option, in certain circumstances the common shares received upon such exercise may be treated as restricted property for purposes of Section 83 of the Code. In these limited circumstances, the Section 16 officer may be deemed to have received the common shares pursuant to the exercise of the option on the date six months after the non-exempt acquisition of shares outside the Amended and Restated Stock Option Plan, and the Section 16 officer will recognize (and be taxed on) ordinary income as of such date, rather than as of the date of exercise. However, Section 83(b) of the Code allows such an individual to elect to recognize ordinary income as of the date the common shares are received pursuant to the exercise of the option, without regard to Section 16(b) restrictions, by filing a timely election in the manner specified in Section 83(b) within 30 days after the date the shares are received.

General

The foregoing is only a brief summary of the applicable material United States federal income tax laws and regulations and should not be relied upon as a complete statement of such laws and regulations. It does not address all possible tax aspects of transactions that may arise under the Amended and Restated Stock Option Plan. Further tax consequences will arise as a result of owning common shares issuable upon exercise of options. The tax laws and regulations are complex and are subject to legislative changes. In addition, circumstances particular to certain individuals may change the usual income tax results. State and local income taxes may also be applicable. If a participant is a resident of or is employed in a country other than the United States, such participant may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes. For the foregoing reasons, it is important that a participant consult a tax advisor as to the income tax consequences of any particular transaction.

New Plan Benefits

All awards to officers, employees and consultants, or any other persons as approved by the Compensation Committee, are made at the discretion of the Compensation Committee. Accordingly, the benefits and amounts that will be received or allocated to such persons under the amendment to our Amended and Restated Stock Option Plan are not determinable at this time.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the following ordinary resolution approving the amendment and restatement of our Amended and Restated Stock Option Plan that increases the number of common shares authorized and reserved for issuance thereunder by 5,200,000 common shares:

“BE IT RESOLVED THAT:

1.	The amendment to the amended and restated stock option plan of the Company, (as amended, the “Amended and Restated Stock Option Plan”), be and is hereby approved in the form set forth on Appendix A to the Proxy Statement to increase the maximum number of common shares authorized for issuance thereunder from 13,700,000 to 18,900,000 common shares; and
2.	Any one director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to do or to cause to be done all such acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing resolution and to give effect to the amendment to the Amended and Restated Stock Option Plan, including without limitation making appropriate application to and filings with the Toronto Stock Exchange and New York Stock Exchange to, inter alia, list the increase in the number of shares as necessary, and executing and delivering such other documents as may be necessary or desirable, such determination to be conclusively evidenced by the taking of any such actions by such director or officer.”

The Board recommends that shareholders vote “FOR” the amendment and restatement of our Amended and Restated Stock Option Plan.

Proposal Five: Approval of Amendment No. 2 to the Executive PSU Plan

Overview

The Board approved and adopted the Executive PSU Plan in March 2015 and entered into an amendment to the Executive PSU Plan in 2018, including an amendment which did not require shareholder approval to provide that the amounts payable pursuant to the PSU Plans be paid as soon as practicable following the date on which the PSUs vest, rather than being required to wait until after the end of the month in which the PSUs vested.

We are asking our shareholders to pass an ordinary resolution to approve an amendment to the Executive PSU Plan, under which an aggregate maximum of 2,300,000 of our common shares will be available for issuance or delivery under the PSU Plans collectively. This represents an aggregate increase of 1,300,000 common shares in the number of common shares available for issuance or delivery under the PSU Plans, collectively.

Our Board approved this amendment on February 27, 2019, based on the recommendation of the Compensation Committee, subject to shareholder approval.

A PSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. No awards other than PSUs will be available for issuance under the Executive PSU Plan.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to 1,000,000 common shares issuable under the PSU Plans and 500,000 common shares deliverable pursuant to open market purchases under such plans. If the amendment is approved by shareholders, the Board intends to cause the additional common shares that will become available for issuance or delivery under our PSU Plans to be registered on a Registration Statement on Form S-8 to be filed with the SEC at the Company’s expense prior to the issuance or delivery of any such additional common shares. The closing price for the common shares as reported on the NYSE on March 13, 2019 was $33.88.

Summary of the Executive Performance Share Unit Plan

The following is a summary of the material terms of the Executive PSU Plan. The following does not purport to be a complete description of the Executive PSU Plan and is qualified in its entirety by reference to the full text of the Executive PSU Plan, and the proposed amendment thereto attached as Appendix B to this Proxy Statement. The following should also be read in conjunction our summary of PSUs granted under the PSU Plans under “Executive Compensation Tables — Performance Share Unit Plans” on page 89, including the description of the vesting of such PSUs.

Eligibility

The Executive PSU Plan provides for the grant or award of PSUs which entitle participants, following vesting of the PSUs, to payment either in the form of common shares or cash to any person designated by the Board or by the Compensation Committee who is an employee of the Company or any affiliate of the Company.

Number of authorized shares

After giving effect to the amendment, the aggregate number of common shares that may be issued or delivered pursuant to the Executive PSU Plan and the Employee PSU Plan is 2,300,000 common shares (representing approximately 2.1% of the issued and outstanding common shares as of March 13, 2019). The Executive PSU Plan does not limit the number of common shares that may be delivered pursuant to open market purchases under the plan.

Administration

Unless otherwise determined by the Board, the Executive PSU Plan will be administered by the Compensation Committee.

Type of award

The Board or the Compensation Committee may grant PSUs under the Executive PSU Plan that will, at the election of the Compensation Committee, following vesting, entitle the recipient to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares on behalf of participants; provided that this method of settlement is not available for any officer or director subject to Section 16 of the Exchange Act. The payment to be received, or applied to the purchase or issuance of common shares, is based on the number of vested PSUs (which will depend on the extent to which the applicable performance criteria are met) multiplied by the fair market value of one common share as at the date of vesting. Where the payment, net of applicable withholding taxes, is to be applied to the issuance of common shares, the common shares to be issued are to be issued at an issue price equal to the fair market value of one common share as at the date of vesting. The foregoing is subject to provisions of the plan which may result, if the participant or the Company may be in possession of undisclosed material information, or the ability to trade in securities of the Company may be restricted under any insider or securities trading policy, in the fair market value of common shares instead being determined as at a subsequent date where that is no longer the case. In February 2016 the Compensation Committee determined that, except in the case of PSUs granted under the PSU Plans that are permitted to be satisfied, and that the Compensation Committee has elected to satisfy, through open market purchases of common shares, the calculation of the amount to be paid and the timing of payment of all PSUs that vest under the PSU Plans, whether or not such awards have been granted prior to the date of these resolutions, shall be made as if no person was in possession of undisclosed material information and no person was restricted from trading in securities. Each award or grant of PSUs will be evidenced by a written agreement between the Company and the participant or a letter issued by the Company to a participant.

Whenever a dividend is paid on the Company’s common shares, additional PSUs will be credited to a participant’s account. The number of such additional PSUs will be calculated by dividing the dividend that would have been paid to the participant if the participant’s PSUs as at the record date for the dividend had been common shares, whether vested or not vested, by the fair market value of a common share on the date on which the dividend is paid, with fractional PSUs calculated and rounded to two decimal places.

The Executive PSU Plan does not contemplate any financial assistance being provided to participants.

Terms of PSU grants

Unless otherwise determined by the Compensation Committee, the PSUs granted to a participant will vest at the time and in the manner determined by the Board or the Compensation Committee at the time of the award or grant and as set out in the grant agreement or grant letter evidencing the award.

Subject to the right of a participant to designate beneficiaries entitled to receive benefits under the Executive PSU Plan following the death of the participant, PSUs are not assignable or transferable by a participant other than by will or the laws of descent and distribution.

PSUs that fail to vest in accordance with the Executive PSU Plan will be cancelled as of the date of the failure to vest. Upon failure to vest, the participant will have no further right, title or interest in or to such PSUs.

Adjustment of common shares subject to the Executive PSU Plan

In the event of any share dividend, subdivision or consolidation of the Company’s common shares, reclassification or conversion of the Company’s common shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off or other distribution of the Company’s assets to shareholders which the Compensation Committee determines affects the common shares such that an adjustment is appropriate to prevent dilution or enlargement of participants’ rights under the Executive PSU Plan, then, subject to any relevant resolutions of the Board, the Compensation Committee may, in its discretion, make adjustments as it deems appropriate to preserve proportionately the interests of participants as a result of the change.

Limitations with respect to grants

In addition to the limits on the aggregate number of common shares that may be issued pursuant to the Executive PSU Plan and the Employee PSU Plan, the number of common shares issuable to insiders pursuant to the plan and any of the Company’s other securities compensation arrangements (including the Employee PSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares, and the number of common shares issued to insiders within any one year period under the plan and any of the Company’s other securities compensation arrangements (including the Employee PSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares. For these purposes, “insiders” has the meaning given to that term in the Securities Act (Ontario) who are “reporting insiders” under applicable Canadian securities laws and includes directors and certain officers of the Company, significant shareholders, associates and affiliates. The plan does not provide for a maximum number of shares that may be issued or delivered to an individual pursuant to the plan or any other share compensation arrangement (expressed as a percentage or otherwise).

Cessation

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

Consequences of a change of control

If a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Amendment and termination of the plan

Subject to certain restrictions, the Board or the Compensation Committee, may, from time to time, amend, suspend or terminate the Executive PSU Plan without the consent or approval of any participant and, except as described below, without the consent or approval of the Company’s shareholders. Nonetheless, unless required by applicable laws, no amendment may adversely affect the rights of any participant at the time of the amendment with respect to PSUs credited to such participant’s PSU account without the consent of the participant. Upon shareholder approval of the Executive PSU Plan, shareholder approval will be required for any amendment of the Executive PSU Plan to:

•	reduce the issue or purchase price of common shares issuable under the plan;
•	extend the term of any PSU held under the plan where the PSUs entitle or potentially entitle the holder to be issued common shares from treasury under the plan;
•	amend or remove the limits on the amount of grants to insiders contained in the plan;
•	increase the maximum number of common shares issuable under the plan;
•	permit non-employee directors to participate in the plan and be entitled or potentially entitled to be issued common shares from treasury under the plan;
•	permit assignment or transfer of rights or interests under the plan to be entitled or potentially entitled to be issued common shares from treasury under the plan;
•	amend the provisions specifying which amendments require shareholder approval; or
•	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the common shares may be listed or posted for trading.

New Plan Benefits

All awards to officers, employees and consultants, or any other persons as approved by the Compensation Committee, are made at the discretion of the Compensation Committee. Accordingly, the benefits and amounts that will be received or allocated to such persons under the amendment to our Executive PSU Plan are not determinable at this time.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the amendment to the Executive PSU Plan:

“RESOLVED, as an ordinary resolution, that:

1.	The amendment to the Executive PSU Plan of the Company adopted by the Board of Directors of the Company on February 27, 2019, as described in the Proxy Statement and in the form set forth on Appendix B thereto, including to increase the maximum number of common shares available for issuance under the PSU Plans. by 1,300,000 common shares such that the Company can issue or deliver up to 2,300,000 common shares, is hereby ratified, confirmed and approved.

2.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the amendment to the Executive PSU Plan.

Proposal Six: Approval of Amendment No. 2 to the Employee PSU Plan

Overview

The Board approved and adopted the Employee PSU Plan in March 2015 and entered into an amendment to the Employee PSU Plan in 2018, including an amendment which did not require shareholder approval to provide that the amounts payable pursuant to the PSU Plans be paid as soon as practicable following the date on which the PSUs vest, rather than being required to wait until after the end of the month in which the PSUs vested.

We are asking our shareholders to pass an ordinary resolution to approve an amendment to the Employee PSU Plan, under which an aggregate maximum of 2,300,000 of our common shares will be available for issuance or delivery under the PSU Plans collectively. This represents an aggregate increase of 1,300,000 common shares in the number of common shares available for issuance or delivery under the PSU Plans, collectively.

Our Board approved this amendment on February 27, 2019, based on the recommendation of the Compensation Committee, subject to shareholder approval.

A PSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. No awards other than PSUs will be available for issuance under the Employee PSU Plan.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to 1,000,000 common shares issuable under the PSU Plans and 500,000 common shares deliverable pursuant to open market purchases under such plans. If the amendment is approved by shareholders, the Board intends to cause the additional common shares that will become available for issuance or delivery under our PSU Plans to be registered on a Registration Statement on Form S-8 to be filed with the SEC at the Company’s expense prior to the issuance of any such additional common shares. The closing price for the common shares as reported on the NYSE on March 13, 2019 was $33.88.

Summary of the Employee PSU Plan

The Employee PSU Plan contains substantially the same terms as the Executive PSU Plan described under “Proposal Five: Approval of Amendment No. 2 to the Executive PSU Plan —  Summary of the Executive RSU Plan” on page 116, except the Employee PSU Plan does not provide for vesting of PSUs upon a change of control. Such summary, as it applies to the Employee PSU Plan, is qualified in its entirety by reference to the full text of the Employee PSU Plan, including the proposed amendment thereto set forth on Appendix C to this Proxy Statement.

New Plan Benefits

All awards to officers, employees and consultants, or any other persons as approved by the Compensation Committee, are made at the discretion of the Compensation Committee. Accordingly, the benefits and amounts that will be received or allocated to such persons under the amendment to our Employee PSU Plan are not determinable at this time.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the amendment to the Employee PSU Plan

“RESOLVED, as an ordinary resolution, that:

1.	The amendment to the Employee PSU Plan of the Company adopted by the Board of Directors of the Company on February 27, 2019, as described in the Proxy Statement and in the form set forth in Appendix C thereto, including to increase the maximum number of common shares available for issuance under the PSU Plans by 1,3000,000 common shares such that the Company can issue or deliver up to 2,300,000 common shares, is hereby ratified, confirmed and approved.
2.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the amendment to the Employee PSU Plan.

Proposal Seven: Approval of Amendment No. 1 to the Executive RSU Plan

Overview

On November 8, 2017 (the “Effective Date”), the Board approved and adopted the Executive RSU Plan and the Employee RSU Plan.

We are asking our shareholders to pass an ordinary resolution to approve an amendment to the Executive RSU Plan, under which an aggregate maximum of 800,000 of our common shares will be available for issuance or delivery under the RSU Plans collectively. This represents an aggregate increase of 500,000 common shares in the number of common shares available for issuance or delivery under the RSU Plans, collectively.

Our Board approved this amendment on February 27, 2019, based on the recommendation of the Compensation Committee, subject to shareholder approval.

A RSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares following an applicable vesting period based. No awards other than RSUs will be available for issuance under the Executive RSU Plan.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to 300,000 common shares issuable under the RSU Plans or deliverable pursuant to open market purchases under such plans. If the amendment is approved by shareholders, the Board intends to cause the additional common shares that will become available for issuance or delivery under our RSU Plans to be registered on a Registration Statement on Form S-8 to be filed with the SEC at the Company’s expense prior to the issuance or delivery of any such additional common shares. The closing price for the common shares as reported on the NYSE on March 13, 2019 was $33.88.

Summary of the Executive RSU Plan

The following is a summary of the material terms of the Executive RSU Plan. The following does not purport to be a complete description of the Executive RSU Plan and is qualified in its entirety by reference to the full text of the Executive RSU Plan, and the proposed amendment thereto set forth on Appendix D to this Proxy Statement.

RSUs

An RSU is an award under which the recipient is entitled to a payment following vesting of the RSU. No awards other than RSUs will be available for granting under the Executive RSU Plan.

Eligibility

The Executive RSU Plan provides for the grant or award of RSUs which entitle participants, following vesting of the RSUs, to payment either in the form of common shares of the Company or cash to any person designated by the Board or by the Compensation Committee who is an employee of the Company or any affiliate of the Company.

Number of authorized shares

After giving effect to the amendment, the aggregate number of the Company’s common shares that may be issued or delivered pursuant to open market purchases under the RSU Plans is 800,000 common shares, representing approximately 0.7% of the issued and outstanding common shares of the Company as of March 13, 2019.

Administration

Unless otherwise determined by the Board, the Executive RSU Plan will be administered by the Compensation Committee.

Type of award

The Board or the Compensation Committee may grant RSUs under the Executive RSU Plan that will, at the election of the Compensation Committee, following vesting, entitle the recipient to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares of the Company; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares of the Company on behalf of participants; provided that this method of settlement is not available for any officer or director subject to Section 16 of the Exchange Act. The payment to be received, or applied to the purchase or issuance of common shares of the Company, is based on the number of vested RSUs multiplied by the fair market value of one common share of the Company as at the date of vesting. Where the payment, net of applicable withholding taxes, is to be applied to the issuance of common shares of the Company, the common shares of the Company to be issued are to be issued at an issue price equal to the fair market value of one common share of the Company as at the date of vesting, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting. The foregoing is subject to provisions of the Executive RSU Plan which may result, if the participant or the Company may be in possession of undisclosed material information, or the ability to trade in securities of the Company may be restricted under any insider or securities trading policy, in the fair market value of common shares instead being determined as at a subsequent date where that is no longer the case. Each award or grant of RSUs will be evidenced by a written agreement between the Company and the participant or a letter issued by the Company to a participant.

Whenever a dividend is paid on the Company’s common shares, additional RSUs will be credited to a participant’s account. The number of such additional RSUs will be calculated by dividing the dividend that would have been paid to the participant if the participant’s RSUs as at the record date for the dividend had been common shares of the Company, whether vested or not vested, by the fair market value of a common share of the Company on the date on which the dividend is paid, with fractional RSUs calculated and rounded to two decimal places.

The Executive RSU Plan does not contemplate any financial assistance being provided to participants.

Terms of RSU grants

Unless otherwise determined by the Compensation Committee, the RSUs granted to a participant will vest at the time and in the manner determined by the Board or the Compensation Committee at the time of the award or grant and as set out in the grant agreement or grant letter evidencing the award.

Subject to the right of a participant to designate beneficiaries entitled to receive benefits under the Executive RSU Plan following the death of the participant, RSUs are not assignable or transferable by a participant other than by will or the laws of descent and distribution.

RSUs that fail to vest in accordance with the Executive RSU Plan will be cancelled as of the date of the failure to vest. Upon failure to vest, the participant will have no further right, title or interest in or to such RSUs.

Adjustment of common shares subject to the Executive RSU Plan

In the event of any share dividend, subdivision or consolidation of the Company’s common shares, reclassification or conversion of the Company’s common shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off or other distribution of the Company’s assets to shareholders which the Compensation Committee determines affects the common shares of the Company such that an adjustment is appropriate to prevent dilution or enlargement of participants’ rights under the Executive RSU Plan, then, subject to any relevant resolutions of the Board, the Compensation Committee may, in its discretion, make adjustments as it deems appropriate to preserve proportionately the interests of participants as a result of the change.

Limitations with respect to grants

In addition to the limits on the aggregate number of common shares of the Company that may be issued or delivered pursuant to open market purchases under the Executive RSU Plan, the number of common shares of the Company issuable to insiders pursuant to the plan and any of the Company’s other securities compensation arrangements (including the Employee RSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares, and the number of common shares of the Company issued to insiders within any one year period under the Executive RSU Plan and any of the Company’s other securities compensation arrangements (including the Employee RSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares. For these purposes, “insiders” has the meaning given to that term in the Securities Act (Ontario) who are “reporting insiders” under applicable Canadian securities laws and includes directors and certain officers of the Company, significant shareholders, associates and affiliates. The Executive RSU Plan does not provide for a maximum number of common shares of the Company that may be issued or delivered pursuant to open market purchases to an individual pursuant to the Executive RSU Plan or any other share compensation arrangement (expressed as a percentage or otherwise).

Cessation

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested RSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and will be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

Consequences of a change of control

If a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Executive RSU Plan, upon a change of control or within one year following a change of control, then all RSUs recorded in the participant’s RSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Executive RSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Participants in the Executive RSU Plan are generally limited to those employees at the Senior Vice President level or higher.

Amendment and termination of the Senior Executive RSU Plan

Subject to certain restrictions, the Board or the Compensation Committee, may, from time to time, amend, suspend or terminate the Executive RSU Plan without the consent or approval of any participant and, except as described below, without the consent or approval of the Company’s shareholders. Nonetheless, unless required by applicable laws, no amendment may adversely affect the rights of any participant at the time of the amendment with respect to RSUs credited to such participant’s RSU account without the consent of the participant. Upon shareholder approval of the Executive RSU Plan, shareholder approval will be required for any amendment of the Executive RSU Plan to:

•	reduce the issue or purchase price of common shares of the Company issuable under the Executive RSU Plan;
•	extend the term of any RSU held under the Executive RSU Plan where the RSUs entitle or potentially entitle the holder to be issued common shares of the Company under the Executive RSU Plan;
•	amend or remove the limits on the amount of grants to insiders contained in the Executive RSU Plan;
•	increase the maximum number of common shares of the Company issuable under the Executive RSU Plan;
•	permit non-employee directors to participate in the plan and be entitled or potentially entitled to be issued common shares of the Company under the Executive RSU Plan;
•	permit assignment or transfer of rights or interests under the plan to be entitled or potentially entitled to be issued common shares of the Company under the Executive RSU Plan;
•	amend the provisions specifying which amendments require shareholder approval; or
•	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the common shares of the Company may be listed or posted for trading.

New Plan Benefits

All awards to officers, employees and consultants, or any other persons as approved by the Compensation Committee, are made at the discretion of the Compensation Committee. Accordingly, the benefits and amounts that will be received or allocated to such persons under the amendment to our Executive RSU Plan are not determinable at this time.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the amendment to the Executive RSU Plan:

“RESOLVED, as an ordinary resolution, that:

1.	The amendment to the Executive RSU Plan of the Company, adopted by the Board of Directors of the Company on February 27, 2019, as described in the Proxy Statement and in the form set forth on Appendix D thereto, including to increase the maximum number of common shares available for issuance or delivery under the RSU Plans collectively from 300,000 to 800,000 common shares, is hereby ratified, confirmed and approved.
2.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the amendment to the Executive RSU Plan.

Proposal Eight: Approval of Amendment No. 1 to the Employee RSU Plan

Overview

On November 8, 2017, the Board approved and adopted the Employee RSU Plan.

We are asking our shareholders to pass an ordinary resolution to approve an amendment to the Employee RSU Plan, under which an aggregate maximum of 800,000 of our common shares will be available for issuance or delivery under the RSU Plans collectively. This represents an aggregate increase of 500,000 common shares in the number of common shares available for issuance or delivery under the RSU Plans, collectively.

Our Board approved this amendment on February 27, 2019, based on the recommendation of the Compensation Committee, subject to shareholder approval.

A RSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares following an applicable vesting period based. No awards other than RSUs will be available for issuance under the Employee RSU Plan.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to 300,000 common shares issuable under the RSU Plans or deliverable pursuant to open market purchases under such plans. If the amendment is approved by shareholders, the Board intends to cause the additional common shares that will become available for issuance or delivery under our RSU Plans to be registered on a Registration Statement on Form S-8 to be filed with the SEC at the Company’s expense prior to the issuance or delivery of any such additional common shares. The closing price for the common shares as reported on the NYSE on March 13, 2019 was $33.88.

Summary of the Employee RSU Plan

The Employee RSU Plan contains substantially the same terms as the Executive RSU Plan described under Proposal Seven: Approval of Amendment No. 1 to the Executive RSU Plan —  Summary of the Executive RSU Plan” on page 123, except the Employee RSU Plan does not provide for vesting of RSUs upon a change of control. Such summary, as it applies to the Employee RSU Plan, is qualified in its entirety by reference to the full text of the Employee RSU Plan.

New Plan Benefits

All awards to officers, employees and consultants, or any other persons as approved by the Compensation Committee, are made at the discretion of the Compensation Committee. Accordingly, the benefits and amounts that will be received or allocated to such persons under the amendment to our Employee RSU Plan are not determinable at this time.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the amendment to the Employee RSU Plan:

“RESOLVED, as an ordinary resolution, that:

1.	The amendment to the Employee RSU Plan of the Company, adopted by the Board of Directors of the Company on February 27, 2019, as described in the Proxy Statement and in the form set forth on Appendix E thereto, including to increase the maximum number of common shares available for issuance or delivery under the RSU Plans collectively from 300,000 to 800,000 common shares, is hereby ratified, confirmed and approved.
2.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the amendment to the Employee RSU Plan.

Proposal Nine: Confirmation and Approval of the Amended and Restated Shareholder Rights Plan

Overview

At the Meeting, shareholders will be asked to consider, and if deemed advisable, to pass an ordinary resolution ratifying, confirming and approving the amended and restated shareholder rights plan agreement (the “Amended and Restated Rights Plan”) between the Company and Computershare Investor Services Inc. as rights agent (the “Rights Agent”), dated February 27, 2019, which amends and restates the shareholder rights plan agreement between the Company and the Rights Agent dated February 22, 2007 (as amended April 5, 2007), (the “Prior Rights Plan”). The Prior Rights Plan was approved by the Company’s shareholders at the annual and special meeting in 2007 and reconfirmed by the Company’s shareholders at the annual and special meetings of the Company in 2010, 2013 and 2016. If the Amended and Restated Rights Plan is not ratified, confirmed and approved by shareholders at the Meeting, it will terminate and the Rights issued under it will be void.

The Amended and Restated Rights Plan has three main fundamental objectives:

•	to provide the Board time to consider value-enhancing alternatives to a take-over bid and to allow competing bids to emerge;
•	to ensure that shareholders of the Company are provided equal treatment under a take-over bid; and
•	to give adequate time for shareholders to properly assess a take-over bid without undue pressure.

In adopting the Amended and Restated Rights Plan, the Board considered the existing legislative framework governing take-over bids in Canada. The Canadian Securities Administrators (the “CSA”) adopted amendments to that framework in 2016 that, among other things, lengthen the minimum bid period to 105 days (from the previous 35 days), require that all non-exempt take-over bids meet a minimum tender requirement of more than 50% of the outstanding securities held by independent shareholders, and require a ten day extension after the minimum tender requirement is met. Regarding the minimum bid period, a target issuer will have the ability to voluntarily reduce the period to not less than 35 days. Additionally, the minimum bid period may be reduced due to the existence of certain competing take-over bids or alternative change in control transactions.

As the legislative amendments do not apply to exempt takeover bids, there continues to be a role for rights plans in protecting issuers and preventing the unequal treatment of shareholders. Some remaining areas of concern include:

•	protecting against “creeping bids” (the accumulation of more than 20% of the common shares through purchases exempt from Canadian take-over bid rules, such as (i) purchases from a small group of shareholders under private agreements at a premium to the market price not available to all shareholders, (ii) acquiring control through the slow accumulation of common shares not available to all shareholders, (iii) acquiring control through the slow accumulation of common shares over a stock exchange without paying a control premium, or (iv) through other transactions outside of Canada not subject to Canadian take-over bid rules), and requiring the bid to be made to all shareholders; and
•	preventing a potential acquirer from entering into lock-up agreements with existing shareholders prior to launching a take-over bid, except for permitted lock-up agreements as specified in the Amended and Restated Rights Plan.

By applying to all acquisitions of 20% or more of common shares, except in limited circumstances including Permitted Bids (as defined in the Amended and Restated Rights Plan), the Amended and Restated Rights Plan is designed to ensure that all shareholders receive equal treatment. In addition, there may be circumstances where bidders request lock-up agreements that are not in the best interest of the Company or its shareholders. Shareholders may also feel compelled to tender their common shares to a take-over bid, even if they consider such bid to be inadequate, out of a concern that failing to do so may result in a shareholder being left with illiquid or minority discounted shares in the Company. This is particularly so in the case of a partial bid for less than all the common shares.

The Amended and Restated Rights Plan is therefore designed to encourage a potential acquiror who makes a take-over bid to proceed either by way of a Permitted Bid, which requires a take-over bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the Board. If a take-over bid fails to meet these minimum standards and the Amended and Restated Rights Plan is not waived by the Board, the Amended and Restated Rights Plan provides that holders of common shares, other than the acquiror, will be able to purchase additional common shares at a significant discount to market, thus exposing the person acquiring common shares to substantial dilution of its holdings.

As a result of the foregoing, the Board has considered the terms of recently adopted or amended shareholder rights plans and the experience of other Canadian public companies in the context of an actual take-over bid where a shareholder rights agreement was in place, and has determined that it is in the best interests of the Company to enter into the Amended and Restated Rights Plan. The Amended and Restated Rights Plan is designed to maximize shareholder value and protect shareholders’ interests in the event of an acquisition that may result in a change of control. The Amended and Restated Rights Plan is not intended to prevent take-over bids that treat shareholders fairly, and the Amended and Restated Rights Plan has not been adopted in response to any specific proposal to acquire control of the Company.

Summary of the Principal Terms of the Amended and Restated Rights Plan

The following is a summary of key terms of the Amended and Restated Rights Plan. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Shareholder Rights Plan, which is attached to this Proxy Statement as Appendix F and is marked to show changes from the Prior Rights Plan. Capitalized terms not otherwise defined in this summary have the meanings ascribed thereto in the Amended and Restated Rights Plan.

The only substantive differences between the Amended and Restated Rights Plan and the Prior Rights Plan are to reflect the above-noted changes to the take-over bid regime made by the CSA. The Amended and Restated Rights Plan amends and restates the Prior Rights Plan to, among other things, make the following modifications:

•	amending the definition of “Permitted Bid” to provide that it must be outstanding for a minimum period of 105 days or such shorter period (determined in accordance with specific provisions of Canadian securities laws) that a take-over bid must remain open for deposits of securities;
•	amending the definition of “Competing Permitted Bid” to reflect the amendments to the definition of “Permitted Bid” and provide that it must be outstanding for the minimum number of days as required under Canadian securities laws; and
•	certain additional inconsequential, non-substantive and administrative amendments.

Issue of rights

One right (a “Right”) shall be issued in respect of each common share issued after February 22, 2007 (the “Record Time”) but prior to the earliest of the Separation Time (as defined below) and the redemption of the Rights pursuant to the Amended and Restated Rights Plan or termination of the Amended and Restated Rights Plan as described below.

Rights certificates, trading and transferability

Before the Separation Time, the Rights will be evidenced by the certificates representing common shares and will not be transferable separate from the common shares. Accordingly, the surrender for transfer of any certificate representing common shares will also constitute the surrender for transfer of the Rights associated with such common shares. From and after the Separation Time, the Rights will be evidenced by separate Rights certificates.

Acquiring person

An Acquiring Person is a person that Beneficially Owns (as defined in the Rights Plan) 20% or more of the outstanding common shares. An Acquiring Person does not, however, include the Company or any Subsidiary of the Company, or any person that becomes the Beneficial Owner (as defined in the Amended and Restated Rights Plan) of 20% or more of the common shares as a result of certain exempt transactions. These exempt transactions include where any person becomes the Beneficial Owner of 20% or more of the common shares as a result of, among other things:

•	specified acquisitions of securities of the Company;
•	acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as described below);
•	specified distributions of securities of the Company; and
•	certain other specified exempt acquisitions.

An Acquiring Person also does not include any Person that owned 20% or more of the outstanding common shares at the Record Time; provided, however, that this exception shall cease to be applicable if that Person increases its percentage interest in the common shares by more than 1% other than pursuant to one of the previously mentioned transactions, as well as if that Person ceases to own 20% or more of the outstanding common shares at any time after the Record Time.

Separation time

Rights are not exercisable before the Separation Time. “Separation Time” means, subject to certain exceptions, the close of business on the tenth trading day after the earliest of:

•	the first date of public announcement that a person has become an Acquiring Person, as defined below (the “Stock Acquisition Date”);
•	the date of the commencement of, or first public announcement of, the intent of any person (other than the Company or any of its subsidiaries) to commence a Take-over Bid, as defined in the Amended and Restated Rights Plan (other than a Permitted Bid or a Competing Permitted Bid, as defined below), which is generally an offer for outstanding common shares that could result in the offeror becoming the beneficial owner of 20% or more of the Company’s outstanding common shares; and
•	the date on which a Permitted Bid or Competing Permitted Bid ceases to be such; or
•	such later time as may be determined by the Board, in good faith, provided that if any bid referred to above expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such offer shall be deemed never to have been made.

Exercising Rights at such time until the tenth trading day after the first public announcement of the occurrence of a “Flip-in Event” (as described below) will entitle the holder to purchase one common share at the exercise price (the “Exercise Price”), which shall equal three times the market price per common share determined at the Separation Time, subject to subsequent adjustment in accordance with the Amended and Restated Rights Plan.

Exercise of rights

After the close of business on the tenth trading day after the first public announcement of the occurrence of a “Flip-in Event”, which is a transaction or event pursuant to which any person becomes an Acquiring Person, each Right will entitle the holder thereof to receive upon exercise of the Right that number of common shares equal to twice the Exercise Price. However, any Rights beneficially held by an Acquiring Person, including its affiliates, associates and joint actors, or the transferee of any such person, will become null and void. Accordingly, such persons will be unable to transfer or exercise any Rights.

Until a Right is exercised, the holder of the Right will have no rights as a Company shareholder solely with respect to that Right.

In lieu of the issuance of fractional shares upon the issuance of any Rights, the Company will make cash payments based on the market price of such shares in amounts exceeding $10.00. Acquisitions that require shareholder approval or for which the Board has waived application of the Amended and Restated Rights Plan as described below, or acquisitions pursuant to a Permitted Bid or a Competing Permitted Bid are among the transactions that do not constitute “Flip-in Events”.

Permitted bids

Under the Amended and Restated Rights Plan, those bids that meet certain requirements intended to protect the interests of all shareholders are deemed to be “Permitted Bids”. Permitted Bids are offers to acquire common shares made by way of a take-over circular where the common shares subject to the offer (together with shares owned by the offeror and its affiliates, associates and joint actors) constitute 20% or more of the outstanding common shares, and which also comply with the following conditions:

•	the bid is made to all registered holders of common shares (other than common shares owned by the offeror);
•	the bid provides that no common shares will be taken up or paid for unless at such date more than 50% of the outstanding common shares held by shareholders other than the offeror and certain related parties have been deposited pursuant to the bid and not withdrawn;
•	the bid provides that no common shares will be taken up or paid for pursuant to the bid before the close of business on the date that is not less than 105 days following the date of the take-over bid or such shorter period that a take-over bid that is not exempt from the general take-over bid requirements of applicable Canadian securities laws must remain open for deposits of securities thereunder, in the applicable circumstances at the time;
•	the bid provides that any common shares may be deposited to and withdrawn from the take-over bid at any time before such common shares are taken up and paid for; and
•	the bid provides that, in the event that more than 50% of the outstanding common shares are deposited and not withdrawn as described in the second bullet point above, the offeror will make a public announcement of that fact and the bid shall remain open for an additional ten business days from the date of such announcement for the deposit and tender of additional common shares.

A “Competing Permitted Bid” is a take-over bid that is made after a Permitted Bid or other Competing Permitted Bid has been made and prior to the expiration of such prior bid, and that satisfies the definition of “Permitted Bid” except that common shares under such bid may not be taken up or paid for until a date that is no earlier than the minimum number of days the take-over bid must remain open for deposits of securities thereunder pursuant to applicable Canadian securities laws after the commencement of the Competing Permitted Bid.

Protection against dilution

The Amended and Restated Rights Plan contains detailed provisions regarding adjustments to the exercise price, the number and nature of the securities that may be purchased upon exercise of Rights and the number of Rights outstanding to prevent dilution in the event of certain declarations of dividends, subdivisions or consolidations of outstanding common shares, issuances of common shares (or other securities or rights) in respect of or in lieu of or in exchange for existing common shares or other changes in the common shares.

Redemption

At any time prior to the occurrence of a Flip-in Event, the Board may (subject to the prior consent of shareholders by a majority vote), at its option, elect to redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.000001 per Right, subject to adjustment.

Waiver

The Board, acting in good faith, may waive application of the Amended and Restated Rights Plan to any prospective Flip-In Event which would occur by reason of a take-over bid made by a take-over bid circular to all registered holders of common shares. However, if the Board waives the Amended and Restated Rights Plan for a particular bid, it will be deemed to have waived the Amended and Restated Rights Plan for any other take-over bid made by take-over bid circular to all registered holders of common shares before the expiry of the first bid. If the Board proposes such a waiver, the Board may extend the Separation Time to a date after but not more than 10 Business Days after the meeting of shareholders called to approve such waiver.

The Board may also waive the application of the Amended and Restated Rights Plan for any Flip-In Event if it has determined that the Acquiring Person became an Acquiring Person through inadvertence, conditional upon such person reducing its beneficial ownership below 20% of the Company’s outstanding common shares, generally within 14 days of the Board making such determination.

Amendments

Except for minor amendments to correct any clerical or typographical errors and amendments to maintain the validity of the Amended and Restated Rights Plan as a result of a change of law or regulatory requirements, majority shareholder approval is required for amendments to the Amended and Restated Rights Plan before the Separation Time, after which the approval of holders of Rights is required.

Term

If the Amended and Restated Rights Plan is not approved at the Meeting, it will automatically terminate and the Rights issued under it will become void. If the Amended and Restated Rights Plan is approved at the Meeting, it will expire at the termination of the Company’s annual meeting in 2022 unless extended upon reconfirmation. For the term of the Amended and Restated Rights Plan to be extended, the Amended and Restated Rights Plan must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of common shares who vote in respect of such reconfirmation at every third annual meeting of shareholders of the Company.

Canadian Federal Income Tax Consequences

The following is, as of the date hereof, a general summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the “Tax Act”) and the regulations thereunder (the “Regulations”) generally applicable to a common shareholder of the Company (a “Holder”) of acquiring Rights pursuant to the Amended and Restated Rights Plan.

This summary is based upon the current provisions of the Tax Act and the Regulations in force as of the date hereof, specific proposals to amend the Tax Act and the Regulations (the “Tax Proposals”) which have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, and the Company’s understanding of the current published administrative policies and assessing practices of the Canada Revenue Agency.

This summary assumes that the Tax Proposals will be enacted in the form proposed, and does not take into account or anticipate any other changes in law, whether by way of judicial, legislative or governmental decision or action, or any changes in administrative policy or assessing practice. No assurances can be given that the Tax Proposals will be enacted as proposed or at all, or that legislative, judicial or administrative changes will not modify or change the statements expressed herein. This summary does not take into account provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax considerations discussed herein. This summary is not exhaustive of all possible Canadian federal income tax considerations applicable to an acquisition of Rights. This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or income tax advice to any particular Holder. Holders should consult their own income tax advisors with respect to the tax consequences applicable to them of acquiring, holding, exercising or otherwise disposing of Rights based on their own particular circumstances and any applicable federal, provincial, territorial or foreign legislation.

The Company will not be required to include any amount in income for purposes of the Tax Act as a result of the issuance of Rights.

Pursuant to the Tax Act, the acquisition by a Holder of a Right would not give rise to a taxable benefit to a Holder, and would not be subject to withholding tax, provided that identical rights have been conferred on all other owners of common shares at that time. In this regard, although such rights may be conferred on all owners of common shares, Rights may become void in the hands of certain Holders upon the occurrence of certain triggering events (such as a Flip-in Event). As a result, it is not entirely clear whether or not the issuance of Rights could give rise to a taxable event for purposes of the Tax Act. In any case, however, provided that the Rights do not have a monetary value at the time of their issuance, no amount would be includable in income of a Holder, or subject to withholding tax, pursuant to the Tax Act by reason of acquisition of Rights. The Company considers the Rights, at the time of issuance, will have no monetary value given that there is only a remote possibility that the Rights will ever be exercised.

A holder of Rights could be required to include an amount in computing income or be subject to withholding tax pursuant to the Tax Act if the Rights become exercisable or are exercised. A Holder of Rights may be subject to tax under the Tax Act in respect of the proceeds of disposition of Rights.

Eligibility for Investment

Based on the current provisions of the Tax Act and the Regulations, provided that: (i) each person who is an annuitant, a beneficiary, an employer or a subscriber under a particular plan deals at arm’s length with the Company for purposes of the Tax Act; and (ii) the Company’s common shares remain listed on a “designated stock exchange” for the purposes of the Tax Act (which currently includes the TSX and the NYSE), the Rights will be a “qualified investment” under the Tax Act and the Regulations for a trust governed by a “registered retirement savings plan” (“RRSP”), “registered retirement income fund” (“RRIF”), “tax-free savings account” (“TFSA”), “registered education savings plan” (“RESP”), “deferred profit sharing plan” or “registered disability savings plan” (“RDSP”) (as those terms are defined in the Tax Act).

Notwithstanding that the Rights may be a qualified investment for a TFSA, RRSP, RRIF, RESP or RDSP (each a “Registered Plan”), if the Right is a “prohibited investment” within the meaning of the Tax Act for a Registered Plan, the holder, annuitant or subscriber of the Registered Plan, as the case may be, will be subject to penalty taxes as set out in the Tax Act. A Right will generally not be a “prohibited investment” for a Registered Plan if the holder, annuitant or subscriber, as the case may be, (i) deals at arm’s length with the Company for the purposes of the Tax Act, and (ii) does not have a “significant interest” (as defined in the Tax Act) in the Company. Holders should consult their own tax advisors with respect to the prohibited investment rules having regard to their particular circumstances.

United States Federal Income Tax Consequences

The following discussion generally summarizes certain United States federal income tax consequences of the issuance of Rights. This discussion is not intended to be, nor should it be construed to be, legal or tax advice. This summary is not exhaustive of all possible United States federal income tax consequences and does not anticipate any changes in law, whether by legislative, governmental or judicial action, nor does it take into account any state, local or foreign income tax considerations. This summary is of a general nature only and holders of common shares should consult their own tax advisors with respect to their particular circumstances.

Because the possibility of the Rights becoming exercisable is both remote and speculative, the adoption of the Amended and Restated Rights Plan will not give rise to the realization of gross income by any holder of common shares for United States federal income tax purposes. Where Rights are disposed of (other than on the exercise thereof), either separately or by virtue of the disposition of the common shares to which they are attached, holders thereof may be subject to tax in respect of the proceeds, if any, allocable to such Rights.

The foregoing does not address the United States federal income tax consequences of other events, such as the separation of the Rights from the common shares, the occurrence of a Flip-in Event or the redemption of Rights. Shareholders may recognize gross income for United States federal income tax purposes in connection with these events. Shareholders are encouraged to consult their own tax advisors if they have questions with respect to such tax consequences and their personal circumstances.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the Amended and Restated Rights Plan:

“RESOLVED, as an ordinary resolution that:

1.	The amended and restated shareholder rights plan agreement made between the Company and Computershare Investor Services Inc., as rights agent, dated February 27, 2019 (the “Amended and Restated Rights Plan”), is hereby ratified, confirmed and approved.
2.	Any one or more of the directors or officers of the Company are hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s or persons’ opinion may be necessary or desirable in order to carry out the intent of the foregoing resolutions and to give effect to the Amended and Restated Rights Plan, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing by such person or persons.”

The Board recommends that shareholders vote “FOR” the ordinary resolution adopting the Amended and Restated Rights Plan.

Shareholder Proposals and Director Nominations

To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2020, pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 29, 2019, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of our annual meeting in 2020 is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the Company’s annual meeting in 2020 under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least C$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than December 29, 2019, in order to be included in the proxy materials for the Company’s annual meeting in 2020. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2020.

In addition, our by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our amended and restated by-laws. Our by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR at www.sedar.com or EDGAR at www.sec.gov

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, British Columbia V5J 0C6 Canada
Attention: Corporate Secretary

Other Business

As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

By Order of the Board of Directors,

/s/ Darren Watt

Darren Watt
Corporate Secretary
Vancouver, British Columbia

March 27, 2019

Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Annex: Selected Definitions of Operational and Financial Performance

The following defines select measures of operational and financial performance used in this Proxy Statement.

Measures of operational performance

Gross transaction value (“GTV”) represents total proceeds from all items sold at our auctions and online marketplaces. GTV is not a measure of financial performance, liquidity, or revenue, and is not presented in our consolidated financial statements.

Non-GAAP financial measures

Agency proceeds is calculated by subtracting the cost of inventory sold and ancillary and logistical service expenses from total revenues, excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Capital performance is calculated as earnings before interest and income taxes for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted average invested capital. For this purpose, “adjusted average invested capital” means average long-term debt excluding long-term debt held in escrow, plus average stockholders’ equity excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) for compensation purposes means EBITDA excluding the pre-tax effects of significant items that the Company does not consider to be part of normal operating results, such as management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items that the Company refers to as ‘adjusting items’, as well as items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Diluted adjusted earnings per share (“EPS”) attributable to stockholders is calculated by dividing net income attributable to stockholders excluding the after-tax effects of adjusting items by the weighted average number of diluted shares outstanding.

Earnings CAGR means the Compounded Annual Growth Rate (“CAGR”) over the applicable period of the Company’s net income attributable to stockholders excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Net operating profit after tax return on invested capital (“ROIC”) is calculated by dividing net operating profit after tax (“NOPAT”) excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, by the Company’s average invested capital. NOPAT is calculated by adding back interest and income taxes to net income to arrive at a net operating profit figure, then subtracting adjusted income tax, which is calculated by multiplying net operating profit by an estimated cash tax rate. The ROIC performance measure used to determine long-term incentive compensation is calculated differently from the ROIC presented in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as it is based on NOPAT rather than net income attributable to stockholders.

Operating free cash flow (“OFCF”) is calculated as cash provided by operating activities minus net capital spending. Net capital spending is a GAAP measure that is calculated as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.

OFCF per share is calculated as OFCF divided by the weighted average diluted number of shares outstanding.

Return on net assets (“RONA”) is calculated as net income attributable to stockholders excluding the after-tax effects of adjusting items, plus net finance costs, less the income tax effect of net finance costs, and excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted net assets. For this purpose, “adjusted net assets” means total assets, minus cash and cash equivalents, restricted cash, and current liabilities, and excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Appendix A: First Amendment to the Amended and Restated Stock Option Plan

AMENDMENT NO. 1
TO THE
AMENDED AND RESTATED STOCK OPTION PLAN
RITCHIE BROS. AUCTIONEERS INCORPORATED

The Board of Directors of Ritchie Bros. Auctioneers Incorporated (the “Corporation”) hereby adopts this Amendment No. 1 (this “Amendment”) to the Amended and Restated Stock Option Plan (the “Plan”), subject to the approval of shareholders pursuant to Section 9.3 of the Plan, as of February 27, 2019.

1.	Section 7.1 of the Plan is hereby deleted and replaced in its entirety as follows:

“7.1 The maximum number of Common Shares that may be issued from and after April 13, 2007 pursuant to exercise of Options granted under the Plan is 18,900,000 Common Shares, subject to adjustment as provided hereunder.”

2.	Remaining Provisions. All other provisions of the Plan remain in full force and effect, unmodified by this Amendment.
3.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Plan, except where the context requires otherwise.

Appendix A-1

Appendix B: Second Amendment to the Executive PSU Plan

AMENDMENT NO. 2
TO THE
RITCHIE BROS. AUCTIONEERS INCORPORATED
SENIOR EXECUTIVE PERFORMANCE SHARE UNIT PLAN
(MARCH 2015)

The Board of Directors of Ritchie Bros. Auctioneers Incorporated (the “Corporation”), hereby adopts this Amendment No. 2 (this “Amendment”) to the Senior Executive Performance Share Unit Plan, as amended (the “Plan”), subject to the approval of shareholders pursuant to Section 9.11(e) of the Plan, as of February 27, 2019.

1.	Section 6.3(i) of the Plan is hereby deleted and replaced in its entirety as follows:

“(i) The aggregate maximum number of Common Shares that may be issued or delivered pursuant to this Plan and the Employee Performance Share Unit Plan (including pursuant to section 6.2 of this Plan and section 6.2 of the Employee Performance Share Unit Plan) is 2,300,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).”

2.	Remaining Provisions. All other provisions of the Plan remain in full force and effect, unmodified by this Amendment.
3.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Plan, except where the context requires otherwise.

Appendix B-1

Appendix C: Second Amendment to the Employee PSU Plan

AMENDMENT NO. 2
TO THE
RITCHIE BROS. AUCTIONEERS INCORPORATED
EMPLOYEE PERFORMANCE SHARE UNIT PLAN
(MARCH 2015)

The Board of Directors of Ritchie Bros. Auctioneers Incorporated (the “Corporation”), hereby adopts this Amendment No. 2 (this “Amendment”) to the Employee Performance Share Unit Plan, as amended (the “Plan”), subject to the approval of shareholders pursuant to Section 9.11(e) of the Plan, as of February 27, 2019.

1.	Section 6.3(i) of the Plan is hereby deleted and replaced in its entirety as follows:

“(i) The aggregate maximum number of Common Shares that may be issued or delivered pursuant to this Plan and the Senior Executive Performance Share Unit Plan (including pursuant to section 6.2 of this Plan and section 6.2 of the Senior Executive Performance Share Unit Plan) is 2,300,000 Common Shares, subject to adjustment of such maximum number as provided in section 4.3(a).”

2.	Remaining Provisions. All other provisions of the Plan remain in full force and effect, unmodified by this Amendment.
3.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Plan, except where the context requires otherwise.

Appendix C-1

Appendix D: First Amendment to the Executive RSU Plan

AMENDMENT NO. 1
TO THE
RITCHIE BROS. AUCTIONEERS INCORPORATED
AMENDED AND RESTATED SENIOR EXECUTIVE RESTRICTED SHARE UNIT PLAN

The Board of Directors of Ritchie Bros. Auctioneers Incorporated (the “Corporation”), hereby adopts this Amendment No. 1 (this “Amendment”) to the Amended and Restated Senior Executive Restricted Share Unit Plan, as amended (the “Plan”), subject to the approval of shareholders pursuant to Section 9.11(e) of the Plan, as of February 27, 2019.

1.	Section 6.3(i) of the Plan is hereby deleted and replaced in its entirety as follows:

“(i) The aggregate maximum number of Common Shares that may be issued or delivered pursuant to this Plan and the Employee Restricted Share Unit Plan (including pursuant to section 6.2 of this Plan and section 6.2 of the Employee Restricted Share Unit Plan) is 800,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).”

2.	Remaining Provisions. All other provisions of the Plan remain in full force and effect, unmodified by this Amendment.
3.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Plan, except where the context requires otherwise.

Appendix D-1

Appendix E: First Amendment to the Employee RSU Plan

AMENDMENT NO. 1
TO THE
RITCHIE BROS. AUCTIONEERS INCORPORATED
AMENDED AND RESTATED EMPLOYEE RESTRICTED SHARE UNIT PLAN

The Board of Directors of Ritchie Bros. Auctioneers Incorporated (the “Corporation”), hereby adopts this Amendment No. 1 (this “Amendment”) to the Amended and Restated Employee Restricted Share Unit Plan, as amended (the “Plan”), subject to the approval of shareholders pursuant to Section 9.11(e) of the Plan, as of February 27, 2019.

1.	Section 6.3(i) of the Plan is hereby deleted and replaced in its entirety as follows:

“(i) The aggregate maximum number of Common Shares that may be issued or delivered pursuant to this Plan and the Senior Executive Restricted Share Unit Plan (including pursuant to section 6.2 of this Plan and section 6.2 of the Senior Executive Restricted Share Unit Plan) is 800,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).”

2.	Remaining Provisions. All other provisions of the Plan remain in full force and effect, unmodified by this Amendment.
3.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Plan, except where the context requires otherwise.

Appendix E-1

 Appendix F: Amended and Restated
Shareholder Rights Plan Agreement

DATED AS OF ~~February 22,~~ February 27, 2019 (AMENDING AND RESTATING THE
SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF FEBRUARY 22, 2007, AS
AMENDED APRIL 5, 2007)

BETWEEN

RITCHIE BROS. AUCTIONEERS INCORPORATED

AND

COMPUTERSHARE INVESTOR SERVICES INC.

AS RIGHTS AGENT

~~(including amendment dated April 5, 2007)~~

McCarthy Tétrault LLP
Suite ~~1300, 777 Dunsmuir~~ 2400, 745 Thurlow Street
Vancouver, British Columbia
CanadaV~~7Y 1K2~~ 6E 0C5

Appendix F-1

~~SHAREHOLDER RIGHTS PLAN AGREEMENT~~ TABLE OF CONTENTS

ARTICLE 1 — INTERPRETATION	~~1~~4
1.1 Certain Definitions	~~1~~4
1.2 Currency	~~13~~16
1.3 Headings and Interpretation	~~13~~16
1.4 Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares	~~13~~17
1.5 Acting Jointly or in Concert	~~14~~17
1.6 Generally Accepted Accounting Principles	~~14~~17
ARTICLE 2 — THE RIGHTS	~~14~~17
2.1 Issue of Rights: Legend on Common Share Certificates	~~14~~17
2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights	~~15~~18
2.3 Adjustments to Exercise Price; Number of Rights	~~18~~21
2.4 Date on Which Exercise Is Effective	~~21~~25
2.5 Execution, Authentication, Delivery and Dating of Rights Certificates	~~21~~25
2.6 Registration, Transfer and Exchange	~~22~~25
2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates	~~22~~26
2.8 Persons Deemed Owners of Rights	~~23~~27
2.9 Delivery and Cancellation of Certificates	~~23~~27
2.10 Agreement of Rights Holders	~~23~~27
2.11 Holder of Rights Not Deemed a Shareholder	~~24~~28
ARTICLE 3 — ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF A FLIP-IN EVENT	~~25~~28
3.1 Flip-in Event	~~25~~28
ARTICLE 4 — THE RIGHTS AGENT	~~26~~30
4.1 General	~~26~~30
4.2 Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	~~27~~30
4.3 Duties of Rights Agent	~~27~~31
4.4 Change of Rights Agent	~~29~~32
4.5 Compliance with Money Laundering Legislation	33
4.6 Privacy Provision	33
4.7 Fiduciary Duties of the Board of Directors	33
4.8 Liability	34
ARTICLE 5 — MISCELLANEOUS	~~29~~34
5.1 Redemption and Waiver	~~29~~34
5.2 Expiration	~~31~~35
5.3 Issuance of New Rights Certificates	~~31~~36
5.4 Supplements and Amendments	~~31~~36
5.5 Fractional Rights and Fractional Shares	~~32~~37
5.6 Rights of Action	~~33~~38
5.7 Regulatory Approvals	~~33~~38

Appendix F-2

5.8 Non-Canadian Holders	~~33~~38
5.9 Notices	~~34~~38
5.10 Costs of Enforcement	~~34~~39
5.11 Successors	~~35~~39
5.12 Benefits of this Agreement	~~35~~39
5.13 Governing Law	~~35~~39
5.14 Severability	~~35~~40
5.15 Effective Date and Confirmation	~~35~~40
5.16 Reconfirmation	~~35~~40
5.17 Determinations and Actions by the Board of Directors	~~36~~40
5.18 Force Majeure	40
5.19 Time of the Essence	~~36~~40
~~5.19~~ 5.20 Execution in Counterparts	~~36~~41
ATTACHMENT 1	~~37~~43
FORM OF ASSIGNMENT	~~40~~46
FORM OF ELECTION TO EXERCISE	~~41~~0
CERTIFICATE	~~42~~46
NOTICE	~~42~~48

Appendix F-3

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT, dated as of ~~February 22, 2007~~ February 27, 2019, between Ritchie Bros. Auctioneers Incorporated, a corporation incorporated under the Canada Business Corporations Act (the ~~‘~~ ‘Company~~’~~’) and Computershare Investor Services Inc., a trust company existing under the laws of Canada (the ~~‘Rights Agent~~’Rights Agent’), which amends and restates the Shareholder Rights Plan Agreement dated as of February 22, 2007 (as amended by amending agreement between the Company and Rights Agent dated April 5, 2007) (the ‘Original Agreement’).

WHEREAS:

A.	The Board of Directors ~~of the Company~~ (as hereinafter defined) has determined that it is in the best interests of the Company to ~~adopt~~ continue to have a shareholder rights plan (the ‘Rights Plan’) to ensure, to the extent possible, that all shareholders of the Company are treated fairly in connection with any take-over bid for the securities of the Company;
B.	The Company and the Rights Agent wish to effect certain amendments to update and restate the Original Agreement, on terms and conditions and in the form of this Agreement, to be approved, ratified and confirmed by the shareholders of the Company at the annual meeting of shareholders of the Company to be held May 7, 2019, or any adjournment or postponement thereof;
C.	In order to implement the ~~shareholder rights plan~~ Rights Plan as established by the Original Agreement, the Board of Directors has ~~authorized and declared a distribution of one Right effective the close of business on February 22, 2007~~ previously authorized:
a.	the issuance, effective at the close of business on the Record Time (as hereinafter defined), of one Right (as hereinafter defined) in respect of each Common Share ~~outstanding at~~ (as hereinafter defined) outstanding at the close of business on the Record Time; and ~~has further authorized~~
b.	the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);
~~C.~~E.	Each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company pursuant to the terms and subject to the conditions set forth herein;
~~D~~ F.	The Company desires to ~~appoint~~ confirm the appointment of the Rights Agent to act on behalf of the Company and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

ARTICLE 1 — INTERPRETATION

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	‘Acquiring Person’ means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term ‘Acquiring Person’ shall not include:
(i)	the Company or any Subsidiary of the Company;
(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:
(A)	a Voting Share Reduction;

Appendix F-4

(B)	a Permitted Bid Acquisition;
(C)	an Exempt Acquisition;
(D)	a Pro Rata Acquisition; or
(E)	a Convertible Security Acquisition;

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition and such Person’s Beneficial Ownership of Voting Shares thereafter increases by more than 1% of the number of Voting Shares outstanding (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition), then as of the date of such increase, such Person shall become an ‘Acquiring Person’;

(iii)	for a period of ten days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Subsection 1.1(f)(v) solely because such Person or the Beneficial Owner of such Voting Shares is making or has announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person; (For the purposes of this definition, ‘Disqualification Date’ means the first date of public announcement that such Person is making or has announced an intention to make a Take-over Bid alone or jointly or in concert with any other Person);
(iv)	an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Company pursuant to a prospectus or by way of private placement; or
(v)	a Person (a ‘Grandfathered Person’) who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company determined as at the Record Time, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time, become the Beneficial Owner of additional Voting Shares of the Company that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Record Time (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition); and provided, further, that a Person shall cease to be a Grandfathered Person in the event that such Person ceases to Beneficially Own 20% or more of the then outstanding Voting Shares at any time after the Record Time;
(b)	’Affiliate’, when used to indicate a relationship with a Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;
(c)	‘‘Agreement~~’~~’ means this amended and restated shareholder rights plan agreement dated February 27, 2019, between the Company and the Rights Agent, which amends and restates the Original Agreement, and as the same may be further amended or supplemented or restated from time to time; ‘hereof’, ‘herein’,

Appendix F-5

’hereto’ and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;
(d)	‘annual cash dividend’ means cash dividends paid in any fiscal year of the Company to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:
(i)	200 per cent of the aggregate amount of cash dividends declared payable by the Company on its Common Shares in its immediately preceding fiscal year;
(ii)	300 per cent of the arithmetic mean of the aggregate amounts of the annual cash dividends declared payable by the Company on its Common Shares in its three immediately preceding fiscal years; and
(iii)	100 per cent of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year;
(e)	‘Associate’, when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage or (iii) any relative of such specified Person or of a Person mentioned in clauses (i) or (ii) or this definition if that relative has the same residence as the specified Person;
(f)	A Person shall be deemed the ‘Beneficial Owner’ of, and to have ‘Beneficial Ownership’ of, and to ‘Beneficially Own’,
(i)	any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;
(ii)	any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable within a period of 60 days whether or not on condition or the happening of any contingency or the making of any payment or payment of instalments), upon the conversion, exchange or exercise of any right attaching to Convertible Securities or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than (x) customary agreements with and between underwriters and banking group members and selling group members (or any of the foregoing) with respect to a public offering or private placement of securities and (y) pledges of securities in the ordinary course of business); or
(iii)	any securities which are Beneficially Owned within the meaning of Subsections (i) or (ii) of this definition by any other Person with whom such Person or such Person’s Affiliates is acting jointly or in concert;

provided, however, that a Person shall be deemed not to be the ‘Beneficial Owner’ of, or to have ‘Beneficial Ownership’ of, or to ‘Beneficially Own’, any security:

(iv)	where such security has been agreed to be deposited or tendered pursuant to a Permitted Lock-up Agreement or is otherwise deposited to any Take-over Bid made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

Appendix F-6

(v)	where such Person, any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person holds such security provided that:
(A)	the ordinary business of any such Person (the ‘Investment Manager’) includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager’s duties for the account of any other Person (a ‘Client’) including a non-discretionary account held on behalf of a Client by a broker or dealer registered under applicable ~~law~~ laws;
(B)	such Person (the ‘Trust Company’) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an ‘Estate Account’) or in relation to other accounts (each an ‘Other Account’) and holds such security in the ordinary course of such duties for such Estate Account or for such Other Accounts;
(C)	such Person is established by statute for purposes that include, and the ordinary business or activity of such Person (the ‘Statutory Body’) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies and the Statutory Body holds such security for the purposes of its activities as such;
(D)	such Person (the ‘Administrator’) is the administrator or trustee of one or more pension funds or plans (a ‘Plan’), or is a Plan, registered or qualified under the laws of Canada or any ~~Province~~ province or territory thereof or the laws of the United States of America or any State thereof and holds such security for the purposes of its activity as such; or
(E)	such Person (the ‘Crown Agent’) is a Crown agent or agency;

provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator, the Plan or the Crown Agent, as the case may be, is not then making a Take-over Bid or has not then announced an intention to make a Take-over Bid alone or acting jointly or in concert with any other Person, other than an Offer to Acquire Voting Shares or other securities (x) pursuant to a distribution by the Company, or (y) by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market;

(vi)	where such Person or any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person is (A) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (B) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or (C) a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

Appendix F-7

(vii)	where such Person is (A) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (B) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (C) a Plan and such security is owned at law or in equity by the Administrator of the Plan; or
(viii)	where such Person is a registered holder of such security as a result of carrying on the business of, or acting as a nominee of, a securities depositary;
(g)	‘Board of Directors’ means the board of directors of the Company or any duly constituted and empowered committee thereof;
(h)	‘Business Day’ means any day other than a Saturday, Sunday or a day on which banking institutions in Vancouver, British Columbia are authorized or obligated by law to close;
(i)	‘Canada Business Corporations Act’ means the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof;
(j)	‘Canadian — U.S. Exchange Rate’ means, on any date, the inverse of the U.S. — Canadian Exchange Rate in effect on such date;
(k)	‘close of business’ on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal transfer office in Vancouver, British Columbia of the transfer agent for the Common Shares (or, after the Separation Time, the principal transfer office in Vancouver, British Columbia of the Rights Agent) is closed to the public;
(l)	‘Common Shares’ means the common shares in the capital of the Company;
(m)	‘Competing Permitted Bid’ means a Take-over Bid that:
(i)	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of such Permitted Bid or Competing Permitted Bid;
(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in Subsection (~~ii)(A~~ iii) of the definition of Permitted Bid; and
(iii)	contains, and the take-up and payment for securities tendered or deposited are subject to, irrevocable and unqualified conditions that no Voting Shares will be taken up or paid for pursuant to the Competing Take-over Bid prior to the close of business on a date that is no earlier than the ~~later of: (A) the earliest date on which Voting Shares may be taken up and paid for under any Permitted Bid or other Competing Permitted Bid outstanding on the date of commencement of such Competing Permitted Bid; and (B) 35 days~~ minimum number of days such Take-over Bid must remain open for deposits of securities thereunder pursuant to applicable Canadian securities laws after the date of the Take-over Bid constituting such Competing Permitted Bid;

provided always, for greater certainty, that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisitions of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;

Appendix F-8

(n)	‘controlled’:a Person is ‘controlled’ by another Person or two or more other Persons acting jointly or in concert if:
(i)	in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; or
(ii)	in the case of a Person which is not a body corporate, more than 50% of the voting or equity interests of such entity are held, directly or indirectly, by or for the benefit of the other Person or Persons;

and ‘controls’, ‘controlling’ and ‘under common control with’ shall be interpreted accordingly;

(o)	‘Convertible Securities’ shall mean, at any time:
(i)	any right (contractual or otherwise, regardless of whether it would be considered a security); or
(ii)	any securities issued by the Company (including rights, warrants and options but not including the Rights) carrying any purchase, exercise, conversion or exchange right,

pursuant to which the holder thereof may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or after a specified period and whether or not on condition or the happening of any contingency);

(p)	‘Convertible Security Acquisition’ means the acquisition of Voting Shares from the Company upon the exercise or pursuant to the terms and conditions of any Convertible Securities acquired by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;
(q)	‘Co-Rights Agents’ has the meaning ascribed thereto in Subsection 4.1(a);
(r)	‘Disposition Date’ has the meaning ascribed thereto in Subsection 5.1(h);
(s)	‘Dividend Reinvestment Acquisition’ means an acquisition of Voting Shares pursuant to a Dividend Reinvestment Plan;
(t)	‘Dividend Reinvestment Plan’ means a regular dividend reinvestment or other plan of the Company made available by the Company to holders of its securities or holders of securities of a Subsidiary where such plan permits the holder to direct that some or all of:
(i)	dividends paid in respect of shares of any class of the Company or a Subsidiary;
(ii)	proceeds of redemption of shares of the Company or a Subsidiary;
(iii)	interest paid on evidences of indebtedness of the Company or a Subsidiary; or
(iv)	optional cash payments;

be applied to the purchase from the Company of Voting Shares;

~~(u)~~	~~‘Effective Date’ means the date of this Agreement;~~
(u) ~~(v)~~	‘Election to Exercise’ has the meaning ascribed thereto in Subsection 2.2(d)(ii);

Appendix F-9

(v)~~(w)~~	‘Exempt Acquisition’ means an acquisition of Voting Shares or Convertible Securities (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsection 5.1(a) or (h); or (ii) pursuant to an amalgamation, merger or other statutory procedure, or private placement or other issuance of Voting Shares or Convertible Securities requiring approval of the shareholders of the Company;
(w)~~(x)~~	‘Exercise Price’ means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be an amount equal to three times the Market Price per Common Share determined as at the Separation Time;
(x) ~~(y)~~	‘Expansion Factor’ has the meaning ascribed thereto in Subsection 2.3(a)(x);
(y) ~~(z)~~	‘Expiration Time’ means (i) the earlier of the Termination Time, and (ii) the termination of any meeting of holders of Voting Shares at which this Agreement was not confirmed or reconfirmed as provided for in Sections 5.15 and 5.16;
(z) ~~(aa)~~	‘Flip-in Event’ means a transaction or other event in or pursuant to which any Person becomes an Acquiring Person;
(aa) ~~(bb)~~	‘holder’ has the meaning ascribed thereto in Section 2.8;
(bb) ~~(cc)~~	‘Independent Shareholders’ means holders of Voting Shares, other than:
(i)	any Acquiring Person;
(ii)	any Offeror (other than any Person who, by virtue of Subsection 1.1(f)(v), is not deemed to Beneficially Own the Voting Shares held by such Person);
(iii)	any Affiliate or Associate of any Acquiring Person or Offeror;
(iv)	any Person acting jointly or in concert with any Acquiring Person or Offeror; and
(v)	any employee benefit plan, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Company or a Subsidiary unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be tendered to a Take-over Bid;
(cc) ~~(dd)~~	‘Market Price’ per security of any securities on any date of determination means the average of the daily closing prices per security of the securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on the date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day), each closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on the date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day).The closing price per security of any securities on any date shall be:
(i)	the last sale price, regular way, or, in case no such sale takes place on

Appendix F-10

such date, the average of the closing bid and asked prices, regular way, for each of the securities as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange;
(ii)	if for any reason none of such prices is available on such day or the securities are not listed or admitted for trading on the exchange referred to in (i), the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of the securities as reported by the principal stock exchange in the United States of America (as determined by volume of trading) on which such securities are listed or admitted to trading or, if for any reason none of such prices is available on such day or the securities are not listed or admitted for trading on any United States stock exchange, on such other Canadian stock exchange, or if the securities are not listed or admitted for trading on any Canadian stock exchange, such other stock exchange on which the securities are listed or admitted for trading;
(iii)	if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a national United States stock exchange, a Canadian stock exchange or any other stock exchange, the last sale price or, in case no sale takes place on such date, the average of the high bid and low asked prices for each of the securities in the over-the-counter market, as quoted by any recognized reporting system then in use (as determined by the Board of Directors); or
(iv)	if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange, a national United States stock exchange or any other stock exchange or quoted by any reporting system, the average of the closing bid and asked prices as furnished by a recognized professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if for any reason none of such prices is available on such day, the closing price per security of the securities on such date means the fair value per share of the securities on such date as determined by an internationally recognized investment dealer or investment banker selected by the Board of Directors. The Market Price shall be expressed in U.S. dollars. If any relevant amount used in calculating the Market Price happens to be in Canadian dollars, such amount shall be translated into United States dollars on that date at the U.S. Dollar Equivalent thereof;

(dd) ~~(ee)~~	‘1933 Securities Act’ means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced;
(ee) ~~(ff)~~	‘1934 Exchange Act’ means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced;
(ff)	“NI 62-104” means the National Instrument 62-104 — Take-Over Bids and Issuer Bids and any comparable or successor laws, instruments or rules thereto;
(gg)	‘Nominee’ has the meaning ascribed thereto in Subsection 2.2(c);
(hh)	‘Offer to Acquire’ includes:
(i)	an offer to purchase or a solicitation of an offer to sell Voting Shares; and

Appendix F-11

(ii)	an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(ii)	‘Offeror’ means a Person who has announced, and has not withdrawn, an intention to make or who has made, and has not withdrawn, a Take-over Bid, other than a Person who has completed a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition;
(jj)	‘Offeror’s Securities’ means Voting Shares Beneficially Owned by an Offeror on the date of the Offer to Acquire;
(kk)	‘Permitted Bid’ means a Take-over Bid made by a Person by way of take-over bid circular which also complies with the following additional provisions:
(i)	the Take-over Bid is made to all holders of Voting Shares as registered on the books of the Company, other than the Person making the Take-over Bid (the ‘Permitted Bid Offeror’);
(ii)	no Voting Shares are taken up or paid for pursuant to the Take-over Bid unless more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;
(iii) ~~(ii)~~	the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, irrevocable and unqualified provisions that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid~~:~~ prior to the close of business on the date which is not less than 105 days following the date of the Take-over Bid or such shorter period that a Take-over Bid that is not exempt from the general Take-over Bid requirements of applicable Canadian securities laws must remain open for deposits of securities thereunder, in the applicable circumstances at such time;
~~(A)~~	~~prior to the close of business on the date which is not less than 60 days following the date the take-over bid circular is sent to holders of Voting Shares; and~~
~~(B)~~	~~unless at such date more than 50% of the then outstanding Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;~~
(iv) ~~(iii)~~	~~unless the Take-over Bid is withdrawn,~~ the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time ~~described in Subsection (ii)(A)~~ between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and
(v) ~~(iv)~~	~~unless the Take-over Bid is withdrawn,~~ the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, in the event that the deposit condition set forth in Subsection (ii~~)(B~~) is satisfied, the Permitted Bid Offeror will make a public announcement of that fact and the Take-over Bid will remain open for

Appendix F-12

deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement;

provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Voting Shares made pursuant to such Permitted bid, including any acquisitions of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;

(ll)	‘Permitted Bid Acquisition’ means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;
(mm)	‘Permitted Lock-up Agreement’ means an agreement between an Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and a Person (the ‘Locked-up Person’) who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror (the terms of which agreement are publicly disclosed and a copy of which is made available to the public (including the Company) not later than the date the Lock-up Bid (as defined below) is publicly announced or if the Lock-up Bid has been made prior to the date on which such agreement is entered into, forthwith, and in any event not later than the date following the date of such agreement) whereby the Locked-up Person agrees to deposit or tender the Voting Shares held by the Locked-up Person to the Offeror’s Take-over Bid or to any Take-over Bid made by any of the Offeror’s Affiliates or Associates or made by any other Person acting jointly or in concert with the Offeror (the ‘Lock-up Bid’) provided such agreement:
(i)	permits the Locked-up Person to withdraw the Voting Shares from the agreement in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction (whether by way of merger, amalgamation, arrangement, reorganization or other transaction) (the ‘Superior Offer Consideration’) that in either case will provide a greater cash equivalent value per Voting Share to the holders of Voting Shares than the Locked-up Person otherwise would have received to pay under the Lock-up Bid (the ‘Lock-up Bid Consideration’). Notwithstanding the above, the Permitted Lock-~~Up~~ up Agreement may require that the Superior Offer Consideration must exceed the Lock-up Bid Consideration by a specified percentage before such withdrawal right takes effect, provided such specified percentage is not greater than 7%;

(and, for greater clarity, such agreement may contain a right of first refusal or require a period of delay to give an Offeror an opportunity to match a higher price in another Take-over Bid or transaction and may provide for any other similar limitation on a Locked-up Person’s right to withdraw Voting Shares from the agreement, as long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or other transaction); and

(ii)	does not provide for any “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:
(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to a Locked-Up Person; and
(B)	50% of the amount by which the price or value payable under another Take-over Bid or transaction exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid;

Appendix F-13

being payable or forfeited by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares to the Lock-up Bid, withdraws Voting Shares previously tendered thereto to another Take-over Bid or supports another transaction;

(nn)	‘Person’ includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, body corporate, joint venture, corporation, unincorporated organization, syndicate, governmental entity or other entity;
(oo)	‘Pro Rata Acquisition’ means an acquisition by a Person of Voting Shares or Convertible Securities pursuant to:
(i)	a Dividend Reinvestment Acquisition;
(ii)	a stock dividend, stock split or other event in respect of securities of the Company of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series;
(iii)	the acquisition or the exercise by the Person of only those rights to purchase Voting Shares or Convertible Securities, distributed by the Company to that Person in the course of a distribution (other than Rights) to all holders of securities of the Company of one or more particular classes or series pursuant to a rights offering or pursuant to a prospectus or similar document, provided that the Person does not thereby acquire a greater percentage of such Voting Shares~~, or securities convertible into or exchangeable for Voting Shares~~ or Convertible Securities, so offered than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition and that such rights are acquired directly from the Company and not from any other Person; ~~or~~
(iv)	a distribution of Voting Shares, or ~~securities convertible into or exchangeable for Voting Shares~~ Convertible Securities (and the conversion or exchange of such ~~convertible or exchangeable securities), by the Company,~~ Convertible Securities), by the Company made pursuant to a prospectus (or similar document) or by way of a private placement or securities exchange take-over bid provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or ~~securities convertible into or exchangeable for Voting Shares~~ Convertible Securities, so offered in the distribution than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition; or
(v)	a distribution of Voting Shares, or Convertible Securities (and the conversion or exchange of such Convertible Securities), by the Company made pursuant to a securities exchange take-over bid circular issued by the Company or in a management proxy circular (or similar document) or by way of a private placement, in respect of a merger pursuant to which the Company acquires all or substantially all of the assets of another Person in exchange for Voting Shares or Convertible Securities (and the conversion or exchange of such Convertible Securities) on terms approved by the Board of Directors in good faith, provided that in the case of such acquisition transaction or private placement (i) all necessary stock exchange approvals for such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (ii) the Person does not thereby become the Beneficial

Appendix F-14

Owner of more than 25% of the Voting Shares of the Company outstanding immediately prior to the completion of such acquisition transaction or private placement and in making this determination, the Voting Shares (or Convertible Securities) to be issued to such Person shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the completion of such acquisition transaction or private placement;
(pp)	‘Record Time’ means ~~the close of business on the date of this Agreement~~ February 22, 2007;
(qq)	‘Redemption Price’ has the meaning ascribed thereto under Subsection 5.1(b) of this Agreement;
(rr)	‘Right’ means a right to purchase a Common Share upon the terms and subject to the conditions set forth in this Agreement;
(ss)	‘Rights Certificate’ means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1 or such other form as the Company and the Rights Agent may agree;
(tt)	‘Rights Register’ has the meaning ascribed thereto in Subsection 2.6(a);
(uu)	‘Rights Registrar’ has the meaning ascribed thereto in Subsection 2.6(a);
(vv)	‘Securities Act (British Columbia)’ means the Securities Act, R.S.B.C. 1996 Chapter 418, as amended, and the regulations and rules thereunder, and any comparable or successor laws or regulations and rules thereto;
(ww)	‘Separation Time’ means the close of business on the tenth Trading Day after the earlier of:
(i)	the Stock Acquisition Date;
(ii)	the date of the commencement of or first public announcement of the intent of any Person (other than the Company or any Subsidiary of the Company) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid); and
(iii)	the date on which a Permitted Bid or Competing Permitted Bid ceases to be such;

or such later time as may be determined by the Board of Directors acting in good faith, and provided that, if any Take-over Bid referred to in Subsection (ii) or Permitted Bid or Competing Permitted Bid referred to in Subsection (iii) is not made, expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid, Permitted Bid or Competing Permitted Bid, as applicable, shall be deemed, for the purposes of this definition, never to have been made;

(xx)	‘Stock Acquisition Date’ means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section ~~111 of the Securities Act (British Columbia)~~ 5.2 of NI 62-104 or Section 13(d) of the 1934 Exchange Act) by ~~the Company or~~ an Acquiring Person ~~indicating~~ that he, she or it has become an Acquiring Person ~~has become such~~, or such later date as determined by the Board of Directors acting in good faith;
(yy)	‘Subsidiary’: a corporation is a Subsidiary of another corporation if:
(i)	it is controlled by:
(A)	that other; or

Appendix F-15

(B)	that other and one or more corporations, each of which is controlled by that other; or
(C)	two or more corporations, each of which is controlled by that other; or
(ii)	it is a Subsidiary of a corporation that is that other’s Subsidiary;
(zz)	‘Take-over Bid’ means an Offer to Acquire Voting Shares, or Convertible Securities if, assuming that the Voting Shares or Convertible Securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting Shares that may be acquired upon the conversion, exchange or exercise of the rights under such Convertible Securities into Voting Shares) together with the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire;
(aaa)	‘Termination Time’ means the time at which the right to exercise Rights shall terminate pursuant to Subsection 5.1(e);
(bbb)	‘Trading Day’, when used with respect to any securities, means a day on which the principal stock exchange in the United States of America on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any stock exchange in the United States of America, a Business Day;
(ccc)	‘U.S.-Canadian Exchange Rate’ means, on any date:
(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and
(ii)	in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith;
(ddd)	‘U.S. Dollar Equivalent’ of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of the amount determined by multiplying the amount by the Canadian-U.S. Exchange Rate in effect on such date;
(eee)	‘Voting Share Reduction’ means an acquisition or redemption by the Company of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding; and
(fff)	‘Voting Shares’ means the Common Shares and any other shares in the capital of the Company entitled to vote generally in the election of all directors.
1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of the United States of America, unless otherwise specified.

1.3	Headings and Interpretation

The division of this Agreement into Articles, Sections, Subsections, Clauses, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation

Appendix F-16

of this Agreement. In this Agreement, where the context so admits, words importing the singular include the plural and vice versa and words importing gender includes the masculine, feminine and neuter genders.

1.4	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

100 x A/B

where:

A	= the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and
B	= the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person, but no other unissued Voting Shares shall, for the purposes of such calculation, be deemed to be outstanding.

1.5	Acting Jointly or in Concert

For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to any agreement, commitment or understanding (whether formal or informal and whether or not in writing) with the first Person (the ‘First Person’) or any Associate or Affiliate thereof or any other Person acting jointly or in concert with the First Person, to acquire or ~~offer~~ Offer to ~~acquire~~ Acquire Voting Shares (other than customary agreements ~~(i)~~ with and between underwriters or banking group members or selling group members with respect to a public offering or private placement of securities or pledges of securities in the ordinary course of business~~, and (ii) among shareholders of the Company for legitimate corporate governance activities~~).

1.6	Generally Accepted Accounting Principles

Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with Canadian generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2 — THE RIGHTS

2.1	Issue of Rights: Legend on Common Share Certificates
(a)	One Right shall be issued ~~on the Effective Date in respect of each Common Share outstanding at the Record Time and one Right shall be issued~~ in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.
(b)	Certificates representing Common Shares which are issued after the Record Time, but prior to the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby. Certificates

Appendix F-17

representing Common Shares that are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time shall have impressed on, printed on, written on or otherwise affixed to them the legend set out in the Original Agreement or a legend substantially in the following form:

“Until the Separation Time (defined in the Agreement below), this certificate also evidences the holder’s rights described in ~~a~~ the Amended and Restated Shareholder Rights Plan Agreement dated as of ~~February 22, 2007 (the ‘Agreement’~~ February 27, 2019, and as may be further amended, modified or supplemented from time to time (the ‘Agreement’) between Ritchie Bros. Auctioneers Incorporated and Computershare Investor Services Inc., as the same may from time to time be amended, the terms of which are incorporated herein and a copy of which is available upon request without charge. Under certain circumstances set out in the Agreement, the Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are ‘Beneficially Owned’ by an ‘Acquiring Person’, as such terms are defined in the Agreement, or a transferee thereof) or may be evidenced by separate certificates and no longer evidenced by this certificate.”

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the legend set out in the Original Agreement or a legend in accordance with this Subsection 2.1(b), until the earlier of the Separation Time and the Expiration Time.

Registered holders of Common Shares who have not received a share certificate and are entitled to do so on the earlier of the Separation Time and Expiration Time shall be entitled to Rights as if such certificates had been issued and such Rights shall for all purposes hereof be evidenced by the corresponding entries on the Company’s securities register for Common Shares.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights
(a)	Subject to Subsection 3.1(a) and adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (and the Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.
(b)	Until the Separation Time:
(i)	the Rights shall not be exercisable and no Right may be exercised; and
(ii)	for administration purposes, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.
(c)	From and after the Separation Time and prior to the Expiration Time:
~~(i)~~ (i)	the Rights shall be exercisable; and
~~(ii)~~ (ii)	the registration and transfer of Rights shall be separate from and independent of Common Shares.

Promptly following the Separation Time, the Company will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring

Appendix F-18

Person, the holder of record of such Rights (a ‘Nominee’)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(x)	a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to standard usage; and
(y)	a disclosure statement prepared by the Company describing the Rights,

provided that a Nominee shall be sent the materials provided for in clauses (x) and (y) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Company to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Company may require such first mentioned Person to furnish such documentation and information as the Company deems necessary.

(d)	Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent:
(i)	the Rights Certificate evidencing such Rights;
(ii)	an election to exercise such Rights (an ‘Election to Exercise’) substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and
(iii)	payment by certified cheque, banker’s draft or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.
(e)	Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Subsection 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Subsection 2.2(d)(iii), the Rights Agent (unless otherwise instructed by the Company in the event that the Company is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:
(i)	requisition from the Company’s transfer agent certificates representing the number of such Common Shares to be purchased (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions);
(ii)	when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional Common Shares in accordance with Subsection 5.5(b);

Appendix F-19

(iii)	after receipt of the certificates referred to in ~~Clause~~ Subsection 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;
(iv)	when appropriate, after receipt, deliver the cash referred to in Subsection 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and
(v)	tender to the Company all payments received on exercise of Rights.
(f)	In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.
(g)	The Company covenants and agrees that it will:
(i)	take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;
(ii)	take all such action as may be necessary and within its power to comply with the requirements of the Canada Business Corporations Act, the Securities Act (British Columbia), the securities laws or comparable legislation of each of the provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act and the rules and regulations thereunder and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;
(iii)	use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal stock exchanges on which such Common Shares were traded immediately prior to the Stock Acquisition Date;
(iv)	cause to be reserved and kept available out of the authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;
(v)	pay when due and payable, if applicable, any and all Canadian and foreign federal, provincial, state and other transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Company to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised; and
(vi)	after the Separation Time, except as permitted by Section 5.1, not take (or permit any Subsidiary to take) any action if at the time such action is

Appendix F-20

taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
2.3	Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	In the event the Company shall at any time after the date of this Agreement:
(i)	declare or pay a dividend on Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Company) other than pursuant to any optional stock dividend program;
(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;
(iii)	consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or
(iv)	issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Company) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date in the manner set forth below.

If the Exercise Price and number of Rights outstanding are to be adjusted:

(x)	the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (for the purpose of this Agreement, ‘Expansion Factor’ shall mean the number of Common Shares (or other capital stock) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof divided by 1 Common Share); and
(y)	each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor,

and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right immediately after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change,

Appendix F-21

consolidation or issuance would hold immediately thereafter, including as a result of such dividend, subdivision, change, consolidation or issuance.

If, after the Record Time and prior to the Expiration Time, the Company shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Subsection 2.3(a)(i) or (iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Company and the Rights Agent agree to amend this Agreement in order to effect such treatment. If an event occurs which would require an adjustment under both this Section 2.3 and Subsection 3.1(a) hereof, the adjustment provided for in this Section 2.3 shall be in addition to and shall be made prior to any adjustment required pursuant to Subsection 3.1(a) hereof. Adjustments pursuant to this Subsection 2.3(a) shall be made successively, whenever an event referred to in this Subsection 2.3(a) occurs.

In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

(b)	In the event the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than 90% of the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:
(i)	the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and
(ii)	the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to

Appendix F-22

the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from unissued shares or otherwise) pursuant to any Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Company; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 90% of the current Market Price per share (determined as provided in such plans) of the Common Shares.

(c)	In the event the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation or statutory arrangement) of evidences of indebtedness, cash (other than an annual, quarterly monthly or routine cash dividend or a dividend referred to in Subsection 2.3(a)(i),but including any dividend payable in other securities of the Company other than Common Shares), assets or rights, options or warrants (excluding those referred to in Subsection 2.3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:
(i)	the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and
(ii)	the denominator of which shall be such Market Price per Common Share.

Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)	Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by Section 2.3 shall be made no later than the earlier of:
(i)	three years from the date of the transaction which gives rise to such adjustment; or
(ii)	the Expiration Time.
(e)	In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any shares (other than Common Shares), or rights, options

Appendix F-23

or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in Subsections 2.3(a)(i) or (a)(iv), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b), (c) and (d) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b), (c) and (d), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b), (c) and (d), shall be made. Subject to Subsections 5.4(b) and 5.4(c), the Company and the Rights Agent may amend this Agreement as appropriate to provide for such adjustments.
(f) ~~(e)~~	Each Right originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.
(g) ~~(f)~~	Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.
(h)	In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Company, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.
(i) ~~(g)~~	Notwithstanding ~~the foregoing, any adjustment to the Exercise Price made pursuant to this Section 2.3 shall not be made if such adjustment occurs before the Separation Time.~~ anything contained in this Section 2.3 to the contrary, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:
(i)	consolidation or subdivision of Common Shares;
(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;
(iii)	stock dividends; or
(iv)	issuance of rights, options or warrants referred to in this Section 2.3,

hereafter made by the Company to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders or shall subject such shareholders to a lesser amount of tax.

Appendix F-24

(j)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Company shall:
(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and
(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights who requests a copy;

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise Is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented thereby, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Company are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates
(a)	The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or any Vice-President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Company reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.
(b)	Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and the Rights Agent shall manually countersign (in a manner satisfactory to the Company) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.
(c)	Each Rights Certificate shall be dated the date of countersignature thereof.
2.6	Registration, Transfer and Exchange
(a)	The Company will cause to be kept a register (the ‘Rights Register’) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the ‘Rights Registrar’) for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such

Appendix F-25

appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c), the Company will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(b)	All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.
(c)	Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer satisfactory in form to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates
(a)	If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.
(b)	If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time:
(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and
(ii)	such security ~~or~~ and indemnity as may be reasonably required by them to save each of them and any of their agents harmless;

then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon the Company’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the destroyed, lost or stolen Rights Certificate.

(c)	As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.
(d)	Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall

Appendix F-26

be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.
2.8	Persons Deemed Owners of Rights

The Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term ‘holder’ of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Shares).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, and its ordinary business practices, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights:

(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;
(b)	that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;
(c)	that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;
(d)	that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;
(e)	that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);
(f)	that, subject to the provisions of Section 5.4, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time to cure any ambiguity or to correct or supplement any provision contained

Appendix F-27

herein which may be inconsistent with the intent of this Agreement or is otherwise defective, as provided herein; and
(g)	notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.
2.11	Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Company at any meeting thereof, or to give or withhold consent to any action of the Company, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Company except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3 — ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF A FLIP-IN EVENT

3.1	Flip-in Event
(a)	Subject to Subsection 3.1(b) and Section 5.1, if prior to the Expiration Time a Flip-in Event occurs, each Right shall constitute, effective at the close of business on the tenth Trading Day after the Stock Acquisition Date, the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).
(b)	Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:
(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or
(ii)	a transferee of or other successor in title or ownership to Rights (a ‘transferee’), directly or indirectly, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person in a transfer that the Board of Directors has determined

Appendix F-28

is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), that has the purpose or effect of avoiding Subsection 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange on which the holder fails to certify upon the transfer or exchange in the place set forth in the Rights Certificate establishing that such holder is not a Person described in either Subsection 3.1(b)(i) or (ii) above shall be deemed to be Beneficially Owned by an Acquiring Person for the purposes of this Subsection 3.1(b) and such rights shall be null and void.

(c)	From and after the Separation Time, the Company shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Canada Business Corporations Act, the Securities Act (British Columbia) and the securities laws or comparable legislation of each of the provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act and the rules and regulations thereunder and any other applicable law, rule or regulation in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.
(d)	Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Subsection 3.1(b)(i) or (ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Amended and Restated Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Amended and Restated Shareholder Rights Plan Agreement.”

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Company in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend.Notwithstanding the foregoing, the issuance of a Rights Certificate which does not bear the legend referred to in this Subsection 3.1(d) shall not invalidate or have any effect on the provisions of Subsection 3.1(b).

Appendix F-29

ARTICLE 4 — THE RIGHTS AGENT

4.1	General
(a)	The Company hereby ~~appoints~~ confirms the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby ~~accepts~~ confirms such appointment. The Company may from time to time appoint such co-Rights Agents (‘Co-Rights Agents’) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Company may determine, with the approval of the Rights Agent and the Co-Rights Agent. The Company agrees to pay all reasonable fees and expenses of the Rights Agent in respect of the performance of its duties under this Agreement. The Company also agrees to indemnify the Rights Agent, its officers, directors, and employees for, and to hold them harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.
(b)	The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it in good faith to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
(c)	The Company shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Company; provided that failure to inform the Rights Agent of any such events, or any defect therein shall not affect the validity of any action taken hereunder in relation to such events.
(d)	Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (i) breach by any other party of securities law or other rule of any securities regulatory authority, (ii) lost profits or (iii) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.
(e)	Notwithstanding any other provision of this Agreement, any liability of the Rights Agent shall be limited, in the aggregate, to the amount of fees paid by the Company to the Rights Agent under this Agreement in the twelve (12) months immediately prior to the Rights Agent receiving the first notice of the claim.
4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent
(a)	Any corporation into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this

Appendix F-30

Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. If, at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, the successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if, at that time, any of the Rights have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.
(b)	If, at any time, the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if, at that time, any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Company and the holders of Rights and Rights Certificates, by their acceptance thereof, shall be bound:

(a)	the Rights Agent, at the expense of the Company, may consult with and retain legal counsel (who may be legal counsel for the Company) and such other experts as it reasonably considers necessary to perform its duties hereunder, and the opinion of such counsel or other expert will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion;
(b)	whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) is deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary, or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;
(c)	notwithstanding anything to the contrary, the Rights Agent will be liable hereunder for its own gross negligence, bad faith or wilful misconduct;
(d)	the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only;
(e)	the Rights Agent will not have any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization,

Appendix F-31

execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the ~~exerciseability~~ exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor is it deemed by any act hereunder to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;
(f)	the Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;
(g)	the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice-President, Corporate Secretary or any Assistant Secretary of the Company, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual;
(h)	the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement and nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity; and
(i)	the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Shares by registered or certified mail. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after removal or 60 days after it has been notified in writing of the resignation or incapacity by the

Appendix F-32

resigning or incapacitated Rights Agent, then by prior written notice to the Company the resigning Rights Agent or the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate, if any, for inspection by the Company), may apply to a court of competent jurisdiction for the appointment of a new Rights Agent, at the Company’s expense. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of British Columbia. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receipt of all outstanding fees and expenses owing to it, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

4.5	Compliance with Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 30 days’ written notice to the Company, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction (acting reasonably) within such 30-day period, then such resignation shall not be effective.

4.6	Privacy Provision

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, ‘Privacy Laws’) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement to the contrary, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Company will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

4.7	Fiduciary Duties of the Board of Directors

Nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that shareholders of the Company reject or accept any Take-over Bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative Take-over Bids or other proposals to the shareholders of the Company that the Board of Directors believe are necessary or appropriate in the exercise of their fiduciary duties.

Appendix F-33

4.8	Liability

Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

ARTICLE 5 — MISCELLANEOUS

5.1	Redemption and Waiver
(a)	The Board of Directors acting in good faith may, until the occurrence of a Flip-in Event, upon prior written notice delivered to the Rights Agent, waive the application of Section 3.1 to thatparticular Flip-in Event provided that the particular Flip-in Event would result from a Take-over Bid made by way of take-over bid circular sent to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(h)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(a), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(a). If the Board of Directors proposes such a waiver, the Board of Directors may extend the Separation Time to a date after but not more than 10 Business Days after the meeting of shareholders called to approve such waiver.
(b)	Subject to the prior consent of the holders of the Voting Shares or the Rights as set forth in Subsection 5.4(b) or (c), as the case may be, the Board of Directors ~~of the Company~~ acting in good faith may, at its option, at any time prior to the provisions of Section 3.1 becoming applicable as a result of the occurrence of a Flip-in Event, elect to redeem all but not less than all of the outstanding Rights at a redemption price of $0.000001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the ‘Redemption Price’).
(c)	Where, pursuant to a Permitted Bid, a Competing Permitted Bid, an Exempt Acquisition or an acquisition for which a waiver has been granted under Subsection 5.1(a), a Person acquires outstanding Voting Shares, other than Voting Shares Beneficially Owned by such Person at the date of the Permitted Bid, the Competing Permitted Bid, the Exempt Acquisition or an acquisition for which a waiver has been granted under Subsection 5.1(a), then the Board of Directors ~~of the Company~~ shall immediately upon the consummation of such acquisition without further formality and without any approval under Subsection 5.4(b) 5.4(c) or (c) be deemed to have elected to redeem the Rights at the Redemption Price.
(d)	Where a Take-over Bid that is not a Permitted Bid or a Competing Permitted Bid expires, is withdrawn or otherwise terminates after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

Appendix F-34

(e)	If the Board of Directors is deemed under Subsection 5.1(c) to have elected, or elects under either of Subsection 5.1(b) or (d), to redeem the Rights, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights so redeemed shall be to receive the Redemption Price.
(f)	Within 10 days after the Board of Directors is deemed under Subsection 5.1(c) to have elected, or elects under Subsection 5.1(b) or (d), to redeem the Rights, the Company shall give notice of redemption to the holders of the then outstanding Rights by publication of a notice in any newspaper distributed nationally in Canada and in the United States or by mailing such notice to each such holder at ~~his~~ its last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner provided herein shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made. If the Redemption Price payable to any holder of Rights includes a fraction of a cent, such Redemption Price shall be rounded (up or down) to the nearest cent.
(g)	Upon the Rights being redeemed pursuant to Subsection 5.1(d), the ~~directors~~ Board of Directors shall be deemed to have distributed new Rights to the holders of Voting Shares as of such date and in respect of each additional Voting Share issued thereafter, on the same basis as Rights were first distributed hereunder and thereafter all the provisions of this Agreement shall continue to apply to such redistributed Rights as if the Separation Time referred to in Section 5.1(d) had not occurred and which for all purposes of this Agreement shall be deemed not to have occurred and the new Rights shall be outstanding and attached to the outstanding Common Shares as of and after such date, subject to and in accordance with the provisions of this Agreement.
(h)	The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within ten Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(h) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the ‘Disposition Date’), has reduced its Beneficial Ownership of Voting Shares so that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.
(i)	The Company shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.
5.2	Expiration

No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) of this Agreement.

Appendix F-35

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments
(a)	The Company may at any time, by resolution of the Board of Directors, supplement or make amendments to this Agreement to correct any clerical or typographical error or, subject to Subsection 5.4(e), which supplements or amendments are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulations thereunder or policies of securities regulatory authorities or stock exchanges. The Company may, by resolution of the Board of Directors, prior to the date of its shareholders’ meeting referred to in Section 5.15, supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares (whether or not such action would adversely affect the interest of the holders of Rights or Voting Shares generally) in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.
(b)	Subject to Subsection 5.4(a), the Company may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would adversely affect the interests of the holders of Rights or Voting Shares generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the Articles and By-laws of the Company.
(c)	The Company may, with the prior consent of the holders of Rights, at any time on or after the Separation Time and before the Expiration Time, amend, vary or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of a simple majority of the votes cast by the holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to the provisions hereof) present or represented at and entitled to be voted at a meeting of the holders of Rights duly called and held in compliance with applicable laws and the Articles and By-laws of the Company.
(d)	For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s Articles or By-laws and the Canada Business Corporations Act with respect to meetings of shareholders of the Company.

Appendix F-36

(e)	Any amendments made by the Company to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rule or regulation thereunder or policies of securities regulatory authorities or stock exchanges shall:
(i)	if made before the Separation Time, be submitted to the shareholders of the Company at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;
(ii)	if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Company called after the Separation Time and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights ~~referred to Subsection 5.4(b) or 5.4(c)~~, as the case may be.

(f)	The Company shall be required to provide the Rights Agent with notice in writing of any such amendment, variation or deletion to this Agreement as referred to in this Section 5.4 within five Business Days of effecting such amendment, variation or deletion, provided that failure to give such notice, or any defect therein, shall not affect the validity of any such amendment, variation or deletion.
5.5	Fractional Rights and Fractional Shares
(a)	The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Company shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right, provided that the Company shall not be required or obligated to make any payment provided for above unless the amount payable by the Company to a certain holder exceeds $10.
(b)	The Company shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one

Appendix F-37

Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.
5.6	Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce such holder’s right to exercise such holder’s Rights, or Rights to which such holder is entitled, in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Regulatory Approvals

Any obligation of the Company or action or event contemplated by this Agreement shall be subject to the receipt of requisite approval or consent from any governmental or regulatory authority having jurisdiction, and without limiting the generality of the foregoing, while any securities of the Company are listed and admitted to trading thereon, necessary approvals of the Toronto Stock Exchange, the New York Stock Exchange and other exchanges shall be obtained, in relation to the issuance of the Rights and the Common Shares upon the exercise of Rights under Subsection 2.2(d).

5.8	Non-Canadian Holders

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Company with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may consider appropriate to ensure such compliance or avoid the application thereof. In no event shall the Company or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States of America, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.9	Notices
(a)	Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
~~6500 River Road Richmond, BC V6X 4G5~~ Burnaby, BC, Canada
V5J 0C6

Attention:	Corporate Secretary
Fax No.	(~~604) 273-2405~~ 778) 331-5501

Appendix F-38

(b)	Notices or demands authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Company), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Computershare Investor Services Inc.
3rd Floor — 510 Burrard Street
Vancouver, British Columbia V6C 3B9

Attention:	General Manager, Client Services
Fax No.:	(604) 661-9401
(c)	Except as otherwise provided hereunder, notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Company for its Common Shares. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.
(d)	Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter).Each of the Company and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.
5.10	Costs of Enforcement

The Company agrees that if the Company fails to fulfil any of its obligations pursuant to this Agreement, then the Company will reimburse the holder of any Rights for the costs and expenses (including legal fees) reasonably incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.

5.11	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.12	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.13	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

Appendix F-39

5.14	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.15	Effective Date and Confirmation

This Agreement is effective and in full force and effect in accordance with its terms from and after the date hereof. At the first annual or special meeting of holders of Voting Shares following the date hereof, the Company shall request confirmation of this Agreement by the holders of its Voting Shares. If this Agreement is not confirmed by resolution passed by a majority of the votes cast by holders of Voting Shares of the Company who vote in respect of confirmation of this Agreement at a meeting of the Company~~’~~ ’s shareholders to be held ~~on or prior to June 30, 2007,~~ not later than six months from February 27, 2019, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from that date which is the earlier of (a) the date of termination of the meeting called to consider the confirmation of this Agreement under this Section 5.15 and (b) ~~June 30, 2007.~~ six months from February 27, 2019.

5.16	Reconfirmation

This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation at the annual meeting of the Company held in ~~2010~~ 2022 and at every third annual meeting of the Company thereafter at which this Agreement has been reconfirmed pursuant to this Section 5.16. If the Agreement is not so reconfirmed or is not presented for reconfirmation at any such annual meeting, the Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of any such annual meeting; provided, however, that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Subsection 5.1(a) or (h) hereof), prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.16.

5.17	Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, for the purposes hereof shall not subject the Board of Directors or any director of the Company to any liability to the holders of the Rights.

5.18	Force Majeure

No party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 5.18.

5.19 ~~5.18~~	Time of the Essence

Time shall be of the essence in this Agreement.

Appendix F-40

5.20 ~~5.19~~	Execution in Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

[Remainder of page left intentionally blank]

Appendix F-41

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:
By:

c/s

COMPUTERSHARE INVESTOR SERVICES INC.

By:
By:

c/s

Appendix F-42

ATTACHMENT 1

RITCHIE BROS. AUCTIONEERS INCORPORATED

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]

Certificate No. _______
_________ Rights

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES AND THEIR TRANSFEREES, MAY BECOME VOID WITHOUT FURTHER ACTION.

Rights Certificate

This certifies that          , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Shareholder Rights Plan Agreement, dated as of ~~February 22, 2007~~ February 27, 2019 (the  ~~‘~~ ‘Amended and Restated Shareholder Rights Plan Agreement~~’~~ ’), between Ritchie Bros. Auctioneers Incorporated, a corporation duly incorporated under the Canada ~~Columbia~~ Business Corporations Act (the ~~‘~~ ‘Company~~’~~ ’) and Computershare Investor Services Inc., a trust company incorporated under the laws of Canada (the ‘Rights Agent’), ~~(which term shall include any successor Rights Agent under~~ which amends and restates the Shareholder Rights ~~Agreement~~ Plan Agreement dated February 22, 2007 (as amended by amending agreement between the Company and Rights Agent dated April 5, 2007) (the ‘Original Agreement’), to purchase from the Company at any time after the Separation Time (as such term is defined in the Amended and Restated Shareholder Rights Plan Agreement) and prior to the Expiration Time (as such term is defined in the Amended and Restated Shareholder Rights Plan Agreement), one fully paid common share of the Company (a ‘Common Share’) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent at its principal office in any of the cities of Toronto, Montreal, Calgary and Vancouver, Canada. Until adjustment thereof in certain events as provided in the Amended and Restated Shareholder Rights Plan Agreement, the Exercise Price shall be an amount equal to three times the Market Price (as such term is defined in the Amended and Restated Shareholder Rights Plan Agreement) per Common Share determined as at the Separation Time and shall be subject to adjustment in certain events as provided in the Amended and Restated Shareholder Rights Plan Agreement.

In certain circumstances described in the Amended and Restated Shareholder Rights Plan Agreement, the number of Common Shares which each Right entitles the registered holder thereof to purchase shall be adjusted as provided in the Amended and Restated Shareholder Rights Plan Agreement.

This Rights Certificate is subject to all of the terms and provisions of the Amended and Restated Shareholder Rights Plan Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Plan Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Company and the holders of the Rights. Copies of the Amended and Restated Shareholder Rights Plan Agreement are on file at the registered office of the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the

Appendix F-43

aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Amended and Restated Shareholder Rights Plan Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $0.000001 per Right, subject to adjustment in certain events, under certain circumstances at its option.

No fractional Common Shares will be issued upon the exercise of any Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Amended and Restated Shareholder Rights Plan Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Amended and Restated Shareholder Rights Plan Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Amended and Restated Shareholder Rights Plan Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Amended and Restated Shareholder Rights Plan Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

Appendix F-44

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

RITCHIE BROS. AUCTIONEERS
INCORPORATED

By:
By:

Countersigned:

COMPUTERSHARE INVESTOR SERVICES INC.

By:	Authorized Signature

Appendix F-45

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights evidenced by this Rights Certificate.)

FOR VALUE RECEIVED  hereby sells, assigns and transfers unto

(Please print name and address of transferee.)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint , as attorney, to transfer the within Rights on the books of the Company, with full power of substitution.

Dated:

Signature Guaranteed:
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

CERTIFICATE

(To be completed if true.)

The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Amended and Restated Shareholder Rights Plan Agreement of Ritchie Bros. Auctioneers Incorporated.

           Signature

(To be attached to each Rights Certificate)

Appendix F-46

FORM OF ELECTION TO EXERCISE

(To be executed by the registered holder if such holder desires to exercise the Rights Certificate.)

TO:	RITCHIE BROS. AUCTIONEERS INCORPORATED
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC.

The undersigned hereby irrevocably elects to exercise  whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)
(Address)
(City, Province and Postal Code)
(Social Insurance Number or other taxpayer identification number)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)
(Address)
(City, Province and Postal Code)
(Social Insurance Number or other taxpayer identification number)

Dated:

Signature Guaranteed:
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

Appendix F-47

CERTIFICATE

(To be completed if true.)

The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Amended and Restated Shareholder Rights Plan Agreement of Ritchie Bros. Auctioneers Incorporated.

            Signature

(To be attached to each Rights Certificate)

NOTICE

In the event the certification set forth above in the Form of Assignment and Form of Election to Exercise, as applicable, is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

Appendix F-48

RITCHIE BROS. Auctioneers

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on May 7, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Forms of proxy submitted must be received by 11:00 a.m., Pacific Time, on May 3, 2019.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01H21C

Appointment of Proxyholder

I/We being holder(s) of Ritchie Bros. Auctioneers Incorporated (the "Company") hereby appoint(s): Beverley Briscoe, or failing her, Ravichandra Saligram,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders of the Company to be held at 9500 Glenlyon Parkway, Burnaby, BC, Canada, V5J 0C6, on May 7, 2019 at 11:00 am Pacific Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Ravi K. Saligram	☐	☐	02. Beverley Briscoe	☐	☐	03. Robert G. Elton	☐	☐
04. Kim Fennell	☐	☐	05. Amy Guggenheim Shenkan	☐	☐	06. Erik Olsson	☐	☐
07. Sarah Raiss	☐	☐	08. Christopher Zimmerman	☐	☐			

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	For	Withhold
2. Appointment of Auditors Appointment of Ernst & Young LLP as Auditors of the Company for the ensuing year and authorizing the Audit Committee to fix their remuneration.	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

R B A Q   2 7 2 3 9 5   A R 0

01H22F